Exhibit 99.2

Lincoln Statistical Report

Third Quarter

2004

Lincoln Financial Group

This document is dated November 2, 2004. It may not be accurate after such date and LNC does not undertake any duty to update or keep it accurate after such date.

Lincoln Financial Group

Statistical Report

Third Quarter

2004

NOTES

Definitions and Presentation

“Income from Operations,” “Operating Revenue,” and “Return on Capital” are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:

•	Realized gains or losses on investments and derivatives,

•	Restructuring charges,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets,

•	The cumulative effect of accounting changes,

•	Reserve changes on business sold through reinsurance net of related deferred gain amortization,

•	Gains (losses) on the sale of subsidiaries and blocks of business,

•	Loss on early retirement of debt, including subordinated debt

•	Operating revenue represents revenue excluding the following, as applicable:

•	Realized gains or losses on investments and derivatives,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets,

•	Gains (losses) on the sale of subsidiaries and blocks of business,

•	Deferred gain amortization related to reserve changes on business sold through reinsurance,

•	Return on capital measures the effectiveness of LNC’s use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders’ equity represents the effect of leveraging on LNC’s consolidated results.

Income from operations, operating revenue and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of the LNC’s ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC’s current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

•	On September 24, 2004, LNC completed the sale of its London-based international investment unit to its management. Certain metrics pages (2, 27A, 28A, 33A, 34A) have been presented excluding the investment assets managed by the London-based international investment unit to provide more consistent comparisons between periods.

•	Certain reclassifications have been made to the prior periods presented to conform to the September 30, 2004 presentation.

Accounting Changes

•	Effective January 1, 2004 LNC Implemented the Statement of Position 03-1, “Accounting and reporting by Insurance Enterprises for certain nontraditional long-duration contracts and for Separate Accounts (“the SOP”). Among other things, the SOP establishes standards for computing reserves for products with guaranteed benefits such as GMDB and for certain riders for Universal Life contracts. The effects of implementing the SOP, including any related effects on DAC from changes in estimated gross profits resulting from implementing the provisions of the SOP are to be recorded as a cumulative effect adjustment. In the first quarter of 2004, LNC recorded a cumulative effect adjustment of $24.5 million ($21.8 million in Lincoln Retirement and $2.7 million in Life Insurance segments) upon implementation of the SOP.

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Net Income	$199.7	$133.3	$66.4	49.8%	$517.1	$317.6	$199.5	62.8%
Less:
Realized gains (losses) on investments	(14.5)	6.4	(20.9)		(33.9)	(53.0)	19.1
Gains (losses) on derivatives	(3.4)	5.9	(9.3)		(7.7)	4.1	(11.8)
Net gain (loss) on reinsurance derivative/trading account securities	(3.7)	—	(3.7)		0.2	—	0.2
Reserve development/ amortization of related deferred gain	0.2	(18.5)	18.7		0.6	(18.7)	19.3
Gain on sale of subsidiaries/ businesses	45.9	—	45.9		61.5	—	61.5
Restructuring charges	(2.9)	(12.9)	10.0		(13.9)	(25.3)	11.4
Loss on early retirement of subordinated debt	—	(3.7)	3.7		—	(3.7)	3.7
Cumulative effect of accounting change	0.0	—	0.0		(24.5)	—	(24.5)

Income from Operations	$178.2	$156.0	$22.2	14.2%	$534.9	$414.1	$120.7	29.1%

Net Income - By Segment
Lincoln Retirement	$90.8	$102.0	$(11.2)	(11.0)%	$256.8	$190.6	$66.1	34.7%
Life Insurance	52.0	55.8	(3.8)	(6.8)%	191.6	169.9	21.6	12.7%
Investment Management	58.1	6.3	51.7	814.6%	82.6	12.0	70.6	590.5%
Lincoln UK	9.9	11.5	(1.6)	(13.9)%	33.0	30.7	2.3	7.5%
Corporate & Other	(11.1)	(42.4)	31.3		(46.8)	(85.6)	38.8

Total	$199.7	$133.3	$66.4	49.8%	$517.1	$317.6	$199.5	62.8%

Income from Operations - By Segment
Lincoln Retirement	$110.2	$94.3	$15.8	16.8%	$314.1	$237.8	$76.3	32.1%
Life Insurance	55.4	58.7	(3.3)	(5.6)%	206.3	191.2	15.2	8.0%
Investment Management	12.5	9.7	2.8	29.0%	38.3	15.5	22.8	147.0%
Lincoln UK	10.1	11.3	(1.2)	(10.6)%	27.0	30.6	(3.6)	(11.8)%
Corporate & Other	(9.9)	(18.0)	8.1		(50.9)	(61.0)	10.1

Total	$178.2	$156.0	$22.2	14.2%	$534.9	$414.1	$120.7	29.1%

Earnings per share (diluted)
Net Income	$1.12	$0.74	$0.38	51.3%	$2.88	$1.77	$1.10	62.0%
Less:
Realized gains (losses) on investments	$(0.08)	$0.03	$(0.11)		$(0.17)	$(0.30)	$0.12
Gains (losses) on derivatives	$(0.02)	$0.03	$(0.05)		$(0.04)	$0.02	$(0.06)
Net gain (loss) on reinsurance derivative/trading account securities	$(0.02)	—	$(0.02)		—	—	$—
Reserve development/ amortization of related deferred gain	—	$(0.10)	$0.10		—	$(0.10)	$0.10
Gain on sale of subsidiaries/ businesses	$0.26	—	$0.26		$0.34	—	$0.34
Restructuring charges	$(0.02)	$(0.07)	$0.05		$(0.08)	$(0.14)	$0.06
Loss on early retirement of subordinated debt	—	$(0.02)	$0.02		—	$(0.02)	$0.02
Cumulative effect of accounting change	—	—			$(0.14)	—	$(0.14)

Income from Operations	$1.00	$0.87	$0.13	14.9%	$2.97	$2.31	$0.66	28.6%

Revenue	$1,406.1	$1,268.8	$137.2	10.8%	$4,023.8	$3,581.3	$442.5	12.4%
Less:
Realized gains (losses) on investments	(23.0)	9.8	(32.8)		(52.9)	(81.5)	28.7
Gains (losses) on derivatives	(4.5)	9.1	(13.6)		(11.1)	6.3	(17.4)
Gain (loss) on reinsurance derivative/trading account securities	(5.6)	—	(5.6)		0.5	—	0.5
Amortization of deferred gain-reserve development	0.3	3.7	(3.4)		1.0	3.3	(2.3)
Gain on sale of subsidiaries/ businesses	110.3	—	110.3		134.4	—	134.4

Operating Revenue	$1,328.5	$1,246.2	$82.3	6.6%	$3,952.0	$3,653.2	$298.7	8.2%

Revenue - By Segment
Lincoln Retirement	$499.0	$536.3	$(37.2)	(6.9)%	$1,540.0	$1,420.5	$119.6	8.4%
Life Insurance	476.8	468.9	7.9	1.7%	1,434.8	1,400.5	34.4	2.5%
Investment Management	242.9	121.7	121.3	99.7%	516.6	340.2	176.4	51.9%
Lincoln UK	95.7	67.3	28.5	42.3%	262.5	196.3	66.2	33.7%
Corporate & Other	91.6	74.8	16.8	22.5%	269.9	223.9	45.9	20.5%

Total	$1,406.1	$1,268.8	$137.2	10.8%	$4,023.8	$3,581.3	$442.5	12.4%

Operating Revenue - By Segment
Lincoln Retirement	$526.2	$516.0	$10.2	2.0%	$1,588.7	$1,478.5	$110.1	7.4%
Life Insurance	481.1	470.8	10.2	2.2%	1,449.2	1,417.8	31.4	2.2%
Investment Management	133.0	121.4	11.5	9.5%	407.2	340.3	66.9	19.7%
Lincoln UK	95.8	67.0	28.8	43.0%	252.9	196.1	56.8	29.0%
Corporate & Other	92.4	70.9	21.4	30.2%	254.0	220.5	33.5	15.2%

Total	$1,328.5	$1,246.2	$82.3	6.6%	$3,952.0	$3,653.2	$298.7	8.2%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Billions of Dollars]

Operational Data by Segment

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Lincoln Retirement
Gross Deposits	$2.207	$1.578	$0.628	39.8%	$6.633	$4.365	$2.268	52.0%
Net Flows	0.716	0.277	0.439	158.3%	2.128	0.472	1.656	350.9%
Account Values (Gross)	60.331	52.841	7.490	14.2%	58.900	52.841	6.058	11.5%
Account Values (Net of Reinsurance)	58.015	50.577	7.438	14.7%	56.549	50.577	5.972	11.8%

Life Insurance Segment
First Year Premium - Retail (in millions)	$188.074	$207.974	$(19.901)	(9.6)%	$581.404	$552.157	$29.247	5.3%
First Year Premium - COLI (in millions)	29.199	23.692	5.507	23.2%	53.281	96.049	(42.768)	(44.5)%
First Year Premium - Total (in millions)	217.273	231.666	(14.394)	(6.2)%	634.685	648.206	(13.521)	(2.1)%
In-force	298.967	273.335	25.633	9.4%	298.967	273.335	25.633	9.4%
Account Values	13.912	12.958	0.955	7.4%	13.912	12.958	0.955	7.4%

Investment Management Segment
Retail Deposits	$1.905	$1.494	$0.411	27.5%	$6.473	$3.917	$2.556	65.3%
Retail Net Flows	0.381	0.370	0.010	2.7%	1.966	0.686	1.280	186.5%
Institutional In-flows	2.859	1.943	0.916	47.2%	8.813	3.881	4.931	127.0%
Institutional Net Flows	1.379	0.799	0.581	72.7%	5.083	1.417	3.666	258.6%
Total Net Flows	1.760	1.169	0.591	50.6%	7.049	2.104	4.945	235.1%
Assets Under Management - Retail and Inst’l	49.076	55.129	(6.053)	(11.0)%	49.076	55.129	(6.053)	(11.0)%
Assets Under Management - Insurance-related Assets	44.047	42.984	1.063	2.5%	44.047	42.984	1.063	2.5%
Assets Under Management - Total Segment	93.123	98.113	(4.990)	(5.1)%	93.123	98.113	(4.990)	(5.1)%

Consolidated
Domestic Retail Deposits	$4.436	$3.370	$1.066	31.6%	$13.990	$9.210	$4.780	51.9%
Domestic Retail Account Balances	95.393	83.787	11.606	13.9%	95.393	83.787	11.606	13.9%
Domestic Retail Net Flows	1.308	0.965	0.344	35.7%	4.809	2.256	2.553	113.2%
Domestic Deposits	6.988	5.288	1.700	32.1%	22.441	12.988	9.453	72.8%
Domestic Net Flows	2.682	1.799	0.883	49.1%	9.922	3.687	6.235	169.1%
Assets Under Management	132.641	130.844	1.797	1.4%	132.641	130.844	1.797	1.4%

Operational Data (excluding Assets Managed by Delaware’s London-based International Investment Unit)

Investment Management Segment
Retail Deposits	$1.903	$1.491	$0.412	27.6%	$6.468	$3.908	$2.560	65.5%
Retail Net Flows	0.386	$0.375	0.010	2.7%	1.991	0.727	1.264	174.0%
Institutional In-flows	1.583	$1.088	0.496	45.6%	4.161	2.446	1.716	70.2%
Institutional Net Flows	0.850	$0.430	0.420	97.6%	1.789	0.976	0.813	83.3%
Total Net Flows	1.236	$0.805	0.430	53.4%	3.780	1.702	2.077	122.0%
Assets Under Management - Retail and Inst’l	49.076	40.416	8.661	21.4%	49.076	40.416	8.660	21.4%
Assets Under Management - Insurance-related Assets	44.047	42.984	1.063	2.5%	44.047	42.984	1.063	2.5%
Assets Under Management - Total Segment	93.123	83.400	9.723	11.7%	93.123	83.400	9.723	11.7%

Consolidated
Domestic Retail Deposits	$4.435	$3.367	$1.068	31.7%	$13.985	$9.200	$4.784	52.0%
Domestic Retail Account Balances	95.393	83.499	11.894	14.2%	95.393	83.499	11.894	14.2%
Domestic Retail Net Flows	1.313	0.970	0.344	35.5%	4.834	2.296	2.538	110.5%
Domestic Deposits	5.749	4.430	1.320	29.8%	17.785	11.543	6.242	54.1%
Domestic Net Flows	2.157	1.435	0.722	50.3%	6.653	3.286	3.367	102.5%

Assets Under Management	132.641	116.131	16.510	14.2%	132.641	116.131	16.510	14.2%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Balance Sheet Assets - End of Period	$110,377.1	$100,825.5	$9,551.7	9.5%	$110,377.1	$100,825.5	$9,551.7	9.5%
Shareholders’ Equity
Beg of Period (including AOCI)	$5,518.9	$5,815.9	$(297.1)		$5,811.6	$5,347.5	$464.1
End of Period (including AOCI)	5,970.8	5,586.4	384.5		5,970.8	5,586.4	384.5
End of Period (excluding AOCI)	5,109.8	4,790.6	319.1		5,109.8	4,790.6	319.1
Average Equity (excluding AOCI)	$5,075.7	$4,784.5	$291.2		$5,039.0	$4,712.8	$326.2
Return on Equity
Net Income/Average Equity (excluding AOCI)	15.7%	11.1%	4.6%		13.7%	9.0%	4.7%
Inc from Operations/Average Equity (excluding AOCI)	14.0%	13.0%	1.0%		14.2%	11.7%	2.4%
Return on Capital
Inc from Operations/Average Capital	11.5%	10.6%	0.9%		11.6%	9.7%	1.9%
Common Stock Outstanding
Average for the Period - Diluted	$177.7	$179.9	$(2.2)	(1.2)%	$179.7	$179.1	$0.6	0.3%
End of Period- Assuming Conv of Pref.	174.8	178.3	(3.4)	(1.9)%	174.8	178.3	(3.4)	(1.9)%
End of Period - Diluted	177.1	179.9	(2.8)	(1.6)%	177.1	179.9	(2.8)	(1.6)%

Book Value (including AOCI)	$34.15	$31.34	$2.82	9.0%	$34.15	$31.34	$2.82	9.0%
Book Value (excluding AOCI)	$29.23	$26.87	$2.35	8.7%	$29.23	$26.87	$2.35	8.7%
Cash Returned to Shareholders
Share Repurchase - dollar amount	$73.2	—	$73.2		$286.2	—	$286.2
Dividends Declared to Shareholders	61.4	59.6	1.8		186.3	180.4	5.8

Total Cash Returned to Shareholders	$134.5	$59.6	$75.0		$472.5	$180.4	$292.0

Share Repurchase - number of shares	1.638	—	1.638		6.233	—	6.233
Dividend Declared on Common Stock-per share	$0.350	$0.335	$0.015	4.5%	$1.050	$1.005	$0.045	4.5%

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2004 Amount	2003 Amount			2004 Amount	2003 Amount
Comprehensive Income
Net Income	$199.7	$133.3			$517.1	$317.6
Foreign Currency Translation	(3.8)	(1.3)			7.9	16.2
Net Unrealized Gains (Losses) on Securities	368.1	(313.4)			(257.9)	(67.5)
Gains (Losses) on Derivatives	1.3	(5.6)			(9.2)	(1.8)
Minimum Pension Liability Adjustment	0.2	(0.2)			0.8	(1.7)

Comprehensive Income	$565.4	$(187.0)			$258.8	$262.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Millions of Dollars]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Consolidated Condensed Statements of Income
Revenue:
Insurance Premiums and Fees	$463.0	$427.4	$35.6	8.3%	$1,386.5	$1,244.3	$142.2	11.4%
Investment Advisory Fees	67.4	53.2	14.2	26.6%	196.5	146.8	49.8	33.9%
Net Investment Income	669.4	664.4	5.0	0.7%	2,030.0	1,979.3	50.7	2.6%
Realized Gains (Losses) on Investments	(23.0)	9.8	(32.8)		(52.9)	(81.5)	28.7
Gains (Losses) on Derivatives	(4.5)	9.1	(13.6)		(11.1)	6.3	(17.4)
Gain on Reinsurance Derivative/Trading Account Securities	(5.6)	—	(5.6)		0.5	—	0.5
Amortization of Deferred Gain on Indemnity Reinsurance	32.1	18.3	13.8	75.2%	67.9	54.9	13.0	23.6%
Gain on Sale of Subsidiaries/ Businesses	110.3	—	110.3		134.4	—	134.4
Other	96.9	86.6	10.4	12.0%	272.0	231.3	40.7	17.6%

Total Revenue	1,406.1	1,268.8	137.2	10.8%	4,023.8	3,581.3	442.5	12.4%

Benefits and Expenses:
Benefits	556.1	636.4	(80.3)	(12.6)%	1,722.7	1,836.9	(114.2)	(6.2)%
Underwriting, Acquisition, Insurance and Other Expenses	531.6	453.8	77.8	17.1%	1,514.5	1,342.6	171.9	12.8%

Total Benefits and Expenses	1,087.7	1,090.2	(2.5)	(0.2)%	3,237.2	3,179.5	57.7	1.8%

Income before Federal Taxes	318.4	178.7	139.7		786.6	401.8	384.8
Federal Income Taxes	118.7	45.4	73.3		245.0	84.2	160.7
Income before Accounting Changes	199.7	133.3	66.4		541.6	317.6	224.0
Cumulative Effect of Accounting Changes	—	—	—		(24.5)	—	(24.5)

Net Income	$199.7	$133.3	$66.4	49.8%	$517.1	$317.6	$199.5	62.8%

Income before Tax and Cumulative Effect of Accounting Changes By Segment
Lincoln Retirement	$115.3	$135.9	$(20.7)		$357.7	$221.7	$136.0
Life Insurance	75.5	80.8	(5.2)		284.9	245.2	39.8
Investment Management	128.1	10.3	117.7		164.2	19.4	144.8
Lincoln UK	15.4	17.6	(2.2)		51.1	47.2	3.9
Corporate and Other	(15.9)	(66.0)	50.1		(71.3)	(131.7)	60.4

Income before Tax and Cumulative Effect of Accounting Changes	$318.4	$178.7	$139.7		$786.6	$401.8	$384.8

Pre-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	$(24.2)	$20.3	$(44.5)		$(50.9)	$(58.1)	$7.1
Life Insurance	(2.5)	(1.9)	(0.5)		(12.3)	(17.4)	5.1
Investment Management	(0.3)	0.2	(0.6)		(0.9)	(0.1)	(0.7)
Lincoln UK	(0.1)	0.3	(0.3)		(0.5)	0.2	(0.7)
Corporate and Other	(0.3)	0.1	(0.5)		0.6	0.1	0.5

Pre-Tax Realized Gains (Losses) on Investments and Derivatives	$(27.5)	$18.9	$(46.4)		$(64.0)	$(75.2)	$11.2

After-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	$(15.6)	$13.2	$(28.8)		$(33.0)	$(37.7)	$4.8
Life Insurance	(1.6)	(1.3)	(0.4)		(8.0)	(11.3)	3.3
Investment Management	(0.2)	0.1	(0.3)		(0.6)	(0.1)	(0.5)
Lincoln UK	(0.2)	0.2	(0.3)		(0.5)	0.2	(0.7)
Corporate and Other	(0.2)	0.1	(0.3)		0.4	0.1	0.3

After-Tax Realized Gains (Losses) on Investments and Derivatives	$(17.9)	$12.3	$(30.2)		$(41.6)	$(48.9)	$7.2

*	Includes both realized gains (losses) on investments and gains (losses) on derivatives.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Millions of Dollars]

	As of
	September 2004 Amount	December 2003 Amount	Change	% Change
Consolidated Condensed Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	$34,222.7	$32,769.5	$1,453.2	4.4%
Equities	178.1	199.1	(21.0)	(10.5)%
Trading Securities	3,223.6	3,120.1	103.5	3.3%
Mortgage Loans on Real Estate	3,831.3	4,195.0	(363.7)	(8.7)%
Real Estate	135.1	112.9	22.2	19.7%
Policy Loans	1,871.9	1,924.4	(52.5)	(2.7)%
Other Long-Term Investments	463.8	456.7	7.2	1.6%

Total Investments	43,926.6	42,777.6	1,148.9	2.7%
Assets Held in Separate Accounts	49,657.9	46,565.2	3,092.7	6.6%
Other Assets	16,792.6	17,402.1	(609.4)	(3.5)%

Total Assets	$110,377.1	$106,744.9	$3,632.3	3.4%

Liabilities and Shareholders’ Equity
Liabilities:
Insurance and Investment Contract Liabilities	$47,172.2	$47,318.1	$(145.8)	(0.3)%
Liabilities Related to Separate Accounts	49,657.9	46,565.2	3,092.7	6.6%
Other Liabilities	7,576.2	7,050.0	526.1	7.5%

Total Liabilities	104,406.3	100,933.2	3,473.1	3.4%
Shareholders’ Equity:
Net Unrealized Gains on Securities and Derivatives	799.9	815.1	(15.3)	(1.9)%
Minimum Pension Liability Adjustment	(55.8)	(55.1)	(0.7)	(1.2)%
Foreign Currency Translation Adjustment	116.9	109.0	7.9	7.2%
Other Shareholders’ Equity	5,109.8	4,942.6	167.2	3.4%

Total Shareholders’ Equity	5,970.8	5,811.6	159.2	2.7%

Total Liabilities and Shareholders’ Equity	$110,377.1	$106,744.9	$3,632.3	3.4%

	As of
	September 2004 Amount	December 2003 Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	$3,147.1	$2,939.7	$207.4	7.1%
Deferral	606.8	658.7	(52.0)	(7.9)%
Amortization	(337.6)	(337.2)	(0.4)	(0.1)%

Included in Total Benefits and Expenses	269.2	321.6	(52.4)	(16.3)%
Adjustment related to realized (gains) losses on available-for-sale securities	(29.9)	(50.2)	20.3	40.5%
Adjustment related to unrealized (gains) losses on available-for-sale securities	(29.4)	(126.1)	96.7	76.7%
Foreign currency translation adjustment	9.1	62.0	(52.9)	(85.3)%
Cumulative effect of accounting change	(39.3)	—	(39.3)

Balance at end-of-period	$3,326.8	$3,147.1	$179.7	5.7%

Roll Forward of Present Value of In-Force
Balance at beginning-of-year	$1,196.5	$1,250.1	$(53.6)	(4.3)%
Amortization	(96.1)	(80.2)	(15.9)	(19.8)%
Foreign currency translation adjustment	4.0	26.6	(22.5)	(84.8)%
Cumulative effect of accounting change	(0.6)	—	(0.6)

Balance at end-of-period	$1,103.9	$1,196.5	$(92.6)	(7.7)%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Eleven-Year Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2003	2002	2001	2000	1999	1998
Revenue
Lincoln Retirement	$2,054.7	$1,787.7	$1,968.3	$2,133.7	$2,115.8	$2,068.1
Life Insurance	1,905.5	1,785.0	1,840.6	1,819.0	1,760.4	1,378.5
Investment Management	474.4	413.1	451.2	513.7	514.9	509.6
Lincoln UK	273.5	277.2	290.7	433.8	446.6	439.7
Corporate & Other	575.8	372.4	1,827.3	1,946.9	1,966.0	1,691.1

Total Revenue	$5,283.9	$4,635.5	$6,378.0	$6,847.1	$6,803.7	$6,087.1

Net Income
Lincoln Retirement	$300.5	$53.7	$265.1	$354.7	$291.5	$273.8
Life Insurance	252.1	206.1	229.3	246.0	211.5	127.5
Investment Management	30.2	(1.4)	(9.0)	17.9	51.6	44.4
Lincoln UK	42.9	37.7	66.8	(15.1)	(18.2)	71.7
Corporate & Other	(113.7)	(247.3)	(6.6)	(18.2)	(76.1)	(7.6)

Total Net Inc from Cont Oper	511.9	48.8	545.7	585.3	460.4	509.8
Discontinued Operations	—	—	—	—	—	—

Total Net Income	$511.9	$48.8	$545.7	$585.3	$460.4	$509.8

Income from Operations
Lincoln Retirement	$331.9	$183.4	$316.2	$358.1	$299.4	$262.4
Life Insurance	264.5	269.0	275.3	256.7	212.0	149.2
Investment Management	34.5	1.8	(6.1)	25.0	61.0	43.9
Lincoln UK	43.6	34.6	58.1	59.2	(13.9)	70.9
Corporate & Other	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0

Total Income from Cont Oper	592.8	431.6	644.4	683.0	475.5	530.4
Discontinued Operations	—	—	—	—	—	—

Income from Operations	$592.8	$431.6	$644.4	$683.0	$475.5	$530.4

OTHER DATA

Assets	$106,744.9	$93,184.6	$98,041.6	$99,870.6	$103,095.7	$93,836.3

Shareholders’ Equity
Including AOCI	$5,811.6	$5,347.5	$5,303.8	$4,980.6	$4,263.9	$5,387.9
Excluding AOCI	$4,942.6	$4,612.9	$5,130.6	$4,946.6	$4,699.5	$4,785.5
Average Equity (excluding AOCI)	$4,756.7	$4,983.3	$5,057.1	$4,831.4	$4,786.2	$4,636.3

Common Shares Outstanding (millions)
End of Period - Diluted	180.7	178.5	189.3	193.2	197.0	203.4
Average for the Period - Diluted	179.4	184.6	191.5	193.0	200.4	203.3

Per Share Data (Diluted)
Net Income from Continuing Operations	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51
Net Income	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51
Income (Loss) from Continuing Operations	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61
Income from Operations	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61

Shareholders’ Equity Per Share
Shareholders’ Equity (Including AOCI)	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59
Shareholders’ Equity (Excluding accum AOCI)	$27.69	$25.97	$27.39	$25.88	$23.98	$23.62
Dividends Declared (Common Stock)	$1.36	$1.30	$1.24	$1.18	$1.12	$1.06

Return on Equity
Net Income/Average Equity	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%
Inc from Operations/Average Equity	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%

Market Value of Common Stock
High for the Year	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44
Low for the Year	$24.73	$25.15	$38.00	$22.63	$36.00	$33.50
Close for the Year	$40.37	$31.58	$48.57	$47.31	$40.00	$40.91

For the Year Ended December 31	1997	1996	1995	1994	1993	Ten-year compound annual growth
Revenue
Lincoln Retirement	$2,023.0	$1,805.0	$1,877.1	$1,506.2	$1,603.8	2.5%
Life Insurance	544.8	549.2	514.9	466.2	477.5	14.8%
Investment Management	459.1	410.5	290.5
Lincoln UK	427.3	393.2	351.5	216.0	174.9	4.6%
Corporate & Other	1,444.3	1,575.6	1,552.5	1,744.1	2,680.9

Total Revenue	$4,898.5	$4,733.6	$4,586.5	$3,932.5	$4,937.1	0.7%

Net Income
Lincoln Retirement	$263.3	$204.3	$248.8	$142.4	$127.1	9.0%
Life Insurance	39.1	51.8	40.6	34.2	37.8	20.9%
Investment Management	25.1	25.0	27.4
Lincoln UK	(106.8)	66.0	45.7	18.5	12.6
Corporate & Other	(198.4)	9.3	(61.0)	(29.6)	(101.1)

Total Net Inc from Cont Oper	22.2	356.4	301.4	165.5	76.4	21.0%
Discontinued Operations	911.8	157.2	180.8	184.4	242.5

Total Net Income	$934.0	$513.6	$482.2	$349.9	$318.9	4.8%

Income from Operations
Lincoln Retirement	$223.0	$174.6	$175.2	$142.4	$127.1	10.1%
Life Insurance	39.9	41.2	35.4	34.2	37.8	21.5%
Investment Management	18.1	18.6	20.6
Lincoln UK	(108.3)	66.0	45.9	17.2	11.9	13.9%
Corporate & Other	(223.3)	(1.7)	(136.2)	24.8	20.8

Total Income from Cont Oper	(50.6)	298.8	140.8	218.6	197.6	11.6%
Discontinued Operations	110.1	135.3	165.6	171.1	145.9

Income from Operations	$59.4	$434.1	$306.5	$389.7	$343.5	5.6%

OTHER DATA

Assets	$77,174.7	$71,713.4	$63,257.7	$48,864.8	$47,825.1	8.4%

Shareholders’ Equity
Including AOCI	$4,982.9	$4,470.0	$4,378.1	$3,042.1	$4,072.3	3.6%
Excluding AOCI	$4,500.7	$3,990.6	$3,669.2	$3,353.1	$3,157.6	4.6%
Average Equity (excluding AOCI)	$4,172.7	$3,851.7	$3,400.3	$3,288.6	$3,009.0	4.7%

Common Shares Outstanding (millions)
End of Period - Diluted	204.7	209.5	210.3	208.3	208.3
Average for the Period - Diluted	208.0	208.0	210.7	208.7	206.1

Per Share Data (Diluted)
Net Income from Continuing Operations	$0.11	$1.71	$1.43	$0.79	$0.37	22.6%
Net Income	$4.49	$2.47	$2.29	$1.68	$1.55	6.3%
Income (Loss) from Continuing Operations	$(0.24)	$1.44	$0.67	$1.05	$0.96	13.2%
Income from Operations	$0.29	$2.09	$1.45	$1.87	$1.67	7.1%

Shareholders’ Equity Per Share
Shareholders’ Equity (Including AOCI)	$24.63	$21.50	$20.95	$14.67	$19.69	5.2%
Shareholders’ Equity (Excluding accum AOCI)	$22.25	$19.19	$17.55	$16.17	$15.27	6.1%
Dividends Declared (Common Stock)	$1.00	$0.94	$0.875	$0.830	$0.775	5.7%

Return on Equity
Net Income/Average Equity	22.4%	13.3%	15.5%	10.6%	10.6%
Inc from Operations/Average Equity	1.4%	11.3%	9.8%	11.8%	11.4%

Market Value of Common Stock
High for the Year	$39.06	$28.50	$26.88	$22.19	$24.13
Low for the Year	$24.50	$20.38	$17.31	$17.31	$17.34
Close for the Year	$39.06	$26.25	$26.88	$17.50	$21.75	6.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Quarterly Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Quarter Ended	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Revenue
Lincoln Retirement	$440.7	$451.4	$397.8	$486.4	$536.3	$634.2	$516.5	$524.5	$499.0
Life Insurance	441.6	479.6	457.5	474.0	468.9	505.0	479.2	478.9	476.8
Investment Management	97.5	102.2	102.1	116.4	121.7	134.3	132.9	140.8	242.9
Lincoln UK	91.8	51.8	68.9	60.2	67.3	77.1	75.8	91.0	95.7
Corporate & Other	91.8	103.6	73.0	76.1	74.8	351.9	54.7	123.6	91.6

Total Revenue	$1,163.4	$1,188.6	$1,099.3	$1,213.2	$1,268.8	$1,702.6	$1,259.0	$1,358.7	$1,406.1

Net Income(Loss)
Lincoln Retirement	$(7.0)	$5.0	$6.9	$81.7	$102.0	$109.9	$71.8	$94.2	$90.8
Life Insurance	46.4	59.5	48.5	65.6	55.8	82.2	67.5	72.0	52.0
Investment Management	(3.9)	1.1	1.0	4.6	6.3	18.2	10.0	14.5	58.1
Lincoln UK	0.2	17.9	6.8	12.4	11.5	12.2	5.9	17.2	9.9
Corporate & Other	(172.1)	(32.6)	(21.7)	(21.6)	(42.4)	(28.1)	(24.8)	(10.9)	(11.1)

Total Net Income (Loss)	$(136.4)	$51.0	$41.6	$142.7	$133.3	$194.3	$130.5	$187.0	$199.7

Income (Loss) from Operations
Lincoln Retirement	$21.8	$35.4	$57.4	$86.1	$94.3	$94.1	$102.2	$101.8	$110.2
Life Insurance	62.7	63.1	60.7	71.8	58.7	73.4	74.8	76.2	55.4
Investment Management	(3.0)	2.1	1.3	4.5	9.7	19.0	12.5	13.4	12.5
Lincoln UK	(0.6)	15.3	6.8	12.4	11.3	13.0	6.2	10.7	10.1
Corporate & Other	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)	(20.3)	(20.7)	(9.9)

Income (Loss) from Operations	$62.1	$100.0	$104.8	$153.3	$156.0	$178.7	$175.3	$181.4	$178.2

OTHER DATA

Assets	$90,483.9	$93,184.6	$92,497.6	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1

Shareholders’ Equity
Beg of Period (including AOCI)	$5,352.8	$5,436.8	$5,347.5	$5,450.0	$5,815.9	$5,586.4	$5,811.6	$6,143.5	$5,518.9
End of Period (including AOCI)	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8
End of Period (excluding AOCI)	4,591.8	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8
Average Equity (excluding AOCI)	4,944.0	4,643.6	4,682.0	4,672.0	4,784.5	4,888.2	5,016.8	5,024.6	5,075.7

Common Shares Outstanding
Average for the Period - Diluted	183.2	178.4	178.3	179.2	179.9	180.4	181.2	180.3	177.7
End of Period - Diluted	178.2	178.5	178.4	179.5	179.9	180.7	181.4	178.8	177.1

Per Share Data (Diluted)
Net Income	$(0.74)	$0.29	$0.23	$0.80	$0.74	$1.08	$0.72	$1.04	$1.12
Income from Operations	$0.34	$0.56	$0.59	$0.86	$0.87	$0.99	$0.97	$1.00	$1.00

Shareholders’ Equity Per Share
Shareholders’ Equity (including AOCI)	$30.64	$30.10	$30.66	$32.68	$31.34	$32.56	$34.36	$31.32	$34.15
Shareholders’ Equity (excluding AOCI)	$25.87	$25.97	$25.94	$26.41	$26.87	$27.69	$27.99	$28.51	$29.23
Dividends Declared (Common Stock)	$0.320	$0.335	$0.335	$0.335	$0.335	$0.350	$0.350	$0.350	$0.350
Return on Equity
Net Income/Average Equity	(11.0)%	4.4%	3.6%	12.2%	11.1%	15.9%	10.4%	14.9%	15.7%
Inc from Operations/Average Equity	5.0%	8.6%	8.9%	13.1%	13.0%	14.6%	14.0%	14.4%	14.0%
Market Value of Common Stock
Highest Price	$42.080	$35.950	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500
Lowest Price	$29.120	$25.150	$24.730	$27.870	$34.630	$35.410	$40.060	$43.260	$41.900
Closing Price	$30.550	$31.580	$28.000	$35.630	$35.380	$40.370	$47.320	$47.250	$47.000

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
For the Quarter Ended September 30	Sep 2004	Sep 2003	Sep 2004	Sep 2003	Sep 2004	Sep 2003	Sep 2004	Sep 2003
Revenue
Life and annuity premiums	$9.2	$7.8	$44.2	$45.2	$—	$—	$17.3	$16.1
Surrender charges	6.7	7.4	11.1	13.7
Mortality assessments			130.1	130.2			9.7	8.7
Expense assessments	145.2	115.2	49.8	48.9			27.0	23.2
Health premiums							0.4	0.3
Investment advisory fees					93.8	78.7
Other revenue and fees	(1.3)	8.3	7.3	6.4	26.6	29.5	22.8	2.6
Net investment income	366.5	377.4	238.4	226.4	12.7	13.2	18.7	16.0
Realized gains (losses) on investments	(21.2)	18.6	(2.6)	(1.7)	(0.3)	0.2	(0.1)	0.3
Gains (losses) on derivatives	(3.1)	1.7	0.1	(0.3)
Gain (loss) on reins. derivative/trading account securities	(3.0)		(1.8)
Gain on sale of subsidiaries/ businesses			0.0		110.3		0.0

Total Revenue	499.0	536.3	476.8	468.9	242.9	121.7	95.7	67.3

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	40.5	44.6	95.8	118.5			17.7	21.4
Div accum & div to policyholders			16.7	15.9
Interest credited to policy bal.	209.9	216.5	143.8	150.7
Health policy benefits							3.7	1.3
Def. sales inducements net of amortization	(10.4)	(2.8)

Total insurance benefits	240.0	258.2	256.3	285.1			21.4	22.7
Underwriting, acquisition, insurance and other expenses:
Commissions	103.5	80.7	34.8	34.4			0.7	1.0
Other volume related expenses	37.8	16.1	45.9	48.3
Operating and administrative expenses	62.4	57.0	46.5	41.7	108.3	101.6	21.6	19.6
Restructuring charges	2.6	8.4	0.9	2.5	—	5.3
Taxes, licenses and fees	3.2	3.7	12.8	16.1	4.6	2.4

Subtotal	209.5	166.0	140.9	143.0	112.9	109.3	22.4	20.6
Deferral of acquisition costs	(101.5)	(58.9)	(90.8)	(88.0)			(1.4)	(0.2)
DAC amortization	24.2	31.6	64.9	21.1			28.6	7.3

Net DAC (deferral) amortization	(77.3)	(27.2)	(25.9)	(66.9)			27.2	7.1
PVIF amortization	11.5	3.3	29.8	26.9			9.4	(0.7)
Other intangibles amortization					2.0	2.0

Total underwriting, acquisition, insurance and other expenses	143.7	142.1	144.9	103.0	114.8	111.3	59.0	27.0
Interest

Benefits and Expenses	383.7	400.3	401.2	388.1	114.8	111.3	80.3	49.6

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	115.3	135.9	75.5	80.8	128.1	10.3	15.4	17.6

Federal income taxes	24.5	33.9	23.5	24.9	70.0	4.0	5.5	6.1

Income Before Cumulative Effect of Accounting Change	90.8	102.0	52.0	55.8	58.1	6.3	9.9	11.5

Cumulative effect of accounting change	—

Net Income	$90.8	$102.0	$52.0	$55.8	$58.1	$6.3	$9.9	$11.5

Less:
Restructuring charges	$(1.7)	$(5.5)	$(0.6)	$(1.6)	—	$(3.5)
Realized gains (losses) on investments	(13.6)	12.1	(1.8)	(1.1)	(0.2)	0.1	(0.2)	0.2
Gains (losses) on derivatives	(2.0)	1.1	0.1	(0.2)
Net gain (loss) on reinsurance derivative/trading account securities	(2.0)		(1.2)
Reserve development on business sold through reinsurance/ amortization of deferred gain
Gain on sale of subsidiaries/ businesses			—		45.8		—
Cumulative effect of accounting change

Income from Operations	$110.2	$94.3	$55.4	$58.7	$12.5	$9.7	$10.1	$11.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

For the Quarter Ended September 30	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Sep 2004	Sep 2003	Sep 2004	Sep 2003	Sep 2004	Sep 2003
Revenue
Life and annuity premiums	$—	$—	$—	$—	$70.7	$69.1
Surrender charges			0.4	0.5	18.2	21.5
Mortality assessments		(1.0)			139.8	137.9
Expense assessments		1.0	12.5	10.2	234.5	198.5
Health premiums	(0.5)	(0.0)			(0.1)	0.4
Investment advisory fees			(26.4)	(25.5)	67.4	53.2
Amortization of deferred gain	32.1	18.3			32.1	18.3
Amortization of deferred gain-reserve development	0.3	3.7			0.3	3.7
Other revenue and fees	152.4	110.0	(111.2)	(74.0)	96.6	82.9
Net investment income	33.6	32.3	(0.4)	(0.8)	669.4	664.4
Realized gains (losses) on investments	1.2	(7.6)			(23.0)	9.8
Gains (losses) on derivatives	(1.5)	7.7			(4.5)	9.1
Gain (loss) on reins. derivative/trading account securities	(0.8)				(5.6)
Gain on sale of subsidiaries/ businesses					110.3

Total Revenue	216.8	164.4	(125.2)	(89.6)	1,406.1	1268.8

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	(0.9)	42.7			153.1	227.1
Div accum & div to policyholders	0.0	0.0			16.7	15.9
Interest credited to policy bal.	31.9	31.8	6.9	6.6	392.5	405.6
Health policy benefits	0.5	(42.8)			4.2	(41.5)
Reserve developments on Reins. business sold		32.1				32.1
Def. sales inducements net of amortization					(10.4)	(2.8)

Total insurance benefits	31.5	63.8	6.9	6.6	556.1	636.4
Underwriting, acquisition, insurance and other expenses:
Commissions	22.2	20.0	9.7	7.8	171.0	144.1
Other volume related expenses	45.5	55.7	(55.1)	(29.5)	74.1	90.5
Operating and administrative expenses	102.4	55.6	(76.7)	(65.7)	264.6	209.8
Restructuring charges	1.0	3.6			4.5	19.8
Taxes, licenses and fees	5.0	4.2			25.6	26.4

Subtotal	176.2	139.1	(122.1)	(87.4)	539.8	490.6
Deferral of acquisition costs			(12.5)	(13.9)	(206.2)	(160.9)
DAC amortization	0.1	0.1	3.0	5.9	120.8	65.9

Net DAC (deferral) amortization	0.1	0.1	(9.5)	(8.0)	(85.4)	(95.0)
PVIF amortization					50.8	29.6
Other intangibles amortization					2.0	2.0

Total underwriting, acquisition, insurance and other expenses	176.3	139.2	(131.6)	(95.4)	507.1	427.1
Interest	24.9	21.8	(0.4)	(0.8)	24.4	21.0
Loss on early retirement of subordinated debt		5.6				5.6

Total Benefits and Expenses	232.7	230.4	(125.2)	(89.6)	1,087.7	1090.2

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(15.9)	(66.0)		—	318.4	178.7
Federal income taxes	(4.8)	(23.6)		—	118.7	45.4

Income Before Cumulative Effect of Accounting Change	(11.1)	(42.4)	—	—	199.7	133.3

Cumulative effect of accounting change					0.0

Net Income	$(11.1)	$(42.4)	$—	$—	$199.7	$133.3

Less:
Restructuring charges	(0.7)	(2.4)			(2.9)	(12.9)
Realized gains (losses) on investments	1.4	(4.9)		—	(14.5)	6.4
Gains (losses) on derivatives	(1.6)	5.0			(3.4)	5.9
Net gain (loss) on reinsurance derivative/trading account securities	(0.5)				(3.7)
Reserve development on business sold through reinsurance/ amortization of related deferred gain	0.2	(18.5)			0.2	(18.5)
Gain on sale of subsidiaries/ businesses					45.9
Cumulative effect of accounting change					0.0
Loss on early retirement of subordinated debt		(3.7)	—	—		(3.7)

Income from Operations	$(9.9)	$(18.0)	$0.0	$(0.0)	$178.2	$156.0

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
For the Nine Months Ended September 30	Sep 2004	Sep 2003	Sep 2004	Sep 2003	Sep 2004	Sep 2003	Sep 2004	Sep 2003
Revenue
Life and annuity premiums	$23.1	$16.3	$140.4	$142.6	$—	$—	$54.0	$41.4
Surrender charges	18.6	22.7	37.6	37.5
Mortality assessments			388.2	388.2			29.7	27.0
Expense assessments	423.4	317.1	150.6	146.8			75.6	69.2
Health premiums			0.1	0.1			1.4	1.5
Investment advisory fees					275.5	221.8
Other revenue and fees	(4.3)	8.2	23.4	19.5	92.2	81.1	36.8	9.0
Net investment income	1,127.9	1114.2	709.0	683.0	39.4	37.4	55.4	47.9
Realized gains (losses) on investments	(41.4)	(57.3)	(12.4)	(16.9)	(0.9)	(0.1)	(0.5)	0.2
Gains (losses) on derivatives	(9.5)	(0.8)	0.1	(0.4)
Gain (loss) on reins. derivative/trading account securities	2.3		(2.1)
Gain on sale of subsidiaries/ businesses			0.0		110.3		10.1

Total Revenue	1,540.0	1,420.46	1,434.85	1,400.45	516.6	340.2	262.5	196.3

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	146.5	144.5	297.6	332.8			68.7	59.0
Div accum & div to policyholders			53.8	47.8
Interest credited to policy bal.	625.6	653.6	432.6	450.7
Health policy benefits			0.0	0.0			10.5	6.2
Def. sales inducements net of amortization	(29.1)	(8.5)

Total insurance benefits	743.0	789.6	784.0	831.3			79.2	65.2
Underwriting, acquisition, insurance and other expenses:
Commissions	312.6	221.7	94.5	97.5			1.9	2.9
Other volume related expenses	117.4	44.7	137.3	145.7
Operating and administrative expenses	172.2	167.7	125.7	120.8	330.9	301.3	66.9	58.3
Restructuring charges	6.1	14.6	4.1	15.3	1.6	5.3
Taxes, licenses and fees	12.1	13.7	36.7	44.3	14.0	8.2

Subtotal	620.4	462.4	398.3	423.6	346.4	314.8	68.8	61.3
Deferral of acquisition costs	(309.0)	(149.9)	(255.5)	(258.7)			(4.6)	(1.9)
DAC amortization	110.0	88.9	157.4	97.5			55.5	27.9

Net DAC (deferral) amortization	(198.9)	(60.9)	(98.2)	(161.2)			50.9	26.0
PVIF amortization	17.8	7.7	65.8	61.5			12.5	(3.4)
Other intangibles amortization					5.9	6.0

Total underwriting, acquisition, insurance and other expenses	439.3	409.2	365.9	324.0	352.3	320.7	132.3	83.9
Interest

Benefits and Expenses	1,182.3	1,198.7	1,149.9	1,155.2	352.3	320.7	211.4	149.1

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	357.7	221.7	284.9	245.2	164.2	19.4	51.1	47.2

Federal income taxes	79.2	31.1	90.6	75.3	81.6	7.5	18.1	16.5

Income Before Cumulative Effect of Accounting Change	278.5	190.6	194.3	169.9	82.6	12.0	33.0	30.7

Cumulative effect of accounting change	(21.8)		(2.7)

Net Income	$256.8	$190.6	$191.6	$169.9	$82.6	$12.0	$33.0	$30.7

Less:
Restructuring charges	(4.0)	(9.5)	(2.7)	(10.0)	(1.0)	(3.5)
Realized gains (losses) on investments	(26.8)	(37.2)	(8.1)	(11.0)	(0.6)	(0.1)	(0.5)	0.2
Gains (losses) on derivatives	(6.2)	(0.5)	0.1	(0.3)
Net gain (loss) on reinsurance derivative/trading account securities	1.4		(1.4)
Reserve development on business sold through reinsurance/ amortization of deferred gain
Gain on sale of subsidiaries/ businesses					45.8		6.6
Cumulative effect of accounting change	(21.8)		(2.7)

Income from Operations	$314.1	$237.8	$206.3	$191.2	$38.3	$15.5	$27.0	$30.6

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

For the Nine Months Ended September 30	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Sep 2004	Sep 2003	Sep 2004	Sep 2003	Sep 2004	Sep 2003
Revenue
Life and annuity premiums	$—	$—	$—	$—	$217.4	$200.3
Surrender charges			1.4	1.5	57.6	61.8
Mortality assessments	0.0	(2.9)			417.9	412.4
Expense assessments	0.0	2.9	41.2	30.4	690.9	566.4
Health premiums	1.3	1.8			2.7	3.4
Investment advisory fees			(79.0)	(75.0)	196.5	146.8
Amortization of deferred gain	67.9	54.9			67.9	54.9
Amortization of deferred gain-reserve development	1.0	3.3			1.0	3.3
Other revenue and fees	457.5	320.9	(334.6)	(210.7)	271.0	227.9
Net investment income	99.6	99.6	(1.2)	(2.9)	2,030.0	1,979.3
Realized gains (losses) on investments	2.3	(7.4)			(52.9)	(81.5)
Gains (losses) on derivatives	(1.7)	7.5			(11.1)	6.3
Gain (loss) on reins. derivative/trading account securities	0.3				0.5
Gain on sale of subsidiaries/ businesses	14.0				134.4

Total Revenue	642.0	480.6	(372.1)	(256.7)	4,023.8	3,581.3

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	0.2	33.0			513.0	569.3
Div accum & div to policyholders	0.0	0.0			53.8	47.8
Interest credited to policy bal.	94.9	97.2	20.1	19.8	1,173.2	1,221.2
Health policy benefits	1.3	(31.3)			11.8	(25.0)
Reserve developments on Reins. business sold		32.1				32.1
Def. sales inducements net of amortization					(29.1)	(8.5)

Total insurance benefits	96.4	131.0	20.1	19.8	1,722.7	1,836.9
Underwriting, acquisition, insurance and other expenses:
Commissions	70.5	58.0	31.3	22.5	510.8	402.7
Other volume related expenses	158.9	153.9	(122.5)	(116.7)	194.8	227.5
Operating and administrative expenses	285.0	175.9	(276.5)	(160.9)	800.5	663.0
Restructuring charges	9.5	3.6			21.3	38.8
Taxes, licenses and fees	19.6	14.0			82.3	80.2

Subtotal	543.5	405.3	(367.8)	(255.2)	1,609.7	1,412.1
Deferral of acquisition costs			(37.6)	(31.8)	(606.8)	(442.2)
DAC amortization	0.3	0.2	14.4	13.4	337.6	227.9

Net DAC (deferral) amortization	0.3	0.2	(23.3)	(18.4)	(269.2)	(214.2)
PVIF amortization					96.1	65.8
Other intangibles amortization					5.9	6.0

Total underwriting, acquisition, insurance and other expenses	543.8	405.6	(391.0)	(273.6)	1,442.6	1,269.7
Interest	73.1	70.2	(1.2)	(2.9)	71.9	67.3
Loss on early retirement of subordinated debt		5.6				5.6

Total Benefits and Expenses	713.3	612.3	(372.1)	(256.7)	3,237.2	3,179.5

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(71.3)	(131.7)	—	—	786.6	401.8

Federal income taxes	(24.5)	(46.1)	—	—	245.0	84.2

Income Before Cumulative Effect of Accounting Change	(46.8)	(85.6)	—	—	541.6	317.6

Cumulative effect of accounting change					(24.5)

Net Income	$(46.8)	$(85.6)	—	—	$517.1	$317.6

Less:
Restructuring charges	(6.2)	(2.4)			(13.9)	(25.3)
Realized gains (losses) on investments	2.1	(4.8)	—	—	(33.9)	(53.0)
Gains (losses) on derivatives	(1.6)	4.9			(7.7)	4.1
Net gain (loss) on reinsurance derivative/trading account securities	0.2				0.2
Reserve development on business sold through reinsurance/ amortization of related deferred gain	0.6	(18.7)			0.6	(18.7)
Gain on sale of subsidiaries/ businesses	9.0				61.5
Cumulative effect of accounting change					(24.5)
Loss on early retirement of subordinated debt		(3.7)				(3.7)

Income from Operations	$(50.9)	$(61.0)	—	—	$534.9	$414.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Revenue
Life and annuity premiums	$1,183.0	$1,403.3	$1,363.4	$295.6	$277.0	$200.3	$217.4
Surrender charges	110.2	114.7	101.5	87.8	84.7	61.8	57.6
Mortality assessments	496.4	496.5	533.3	530.3	550.5	412.4	417.9
Expense assessments	896.0	1,013.1	880.1	792.7	782.3	566.4	690.9
Health premiums	698.5	409.8	340.6	20.3	4.0	3.4	2.7
Investment advisory fees	223.8	213.1	197.2	183.3	205.0	146.8	196.5
Amortization of deferred gain			20.4	75.2	72.3	54.9	67.9
Amortization of deferred gain-reserve development				(0.8)	3.6	3.3	1.0
Other revenue and fees	344.5	441.1	328.7	299.5	309.7	227.9	271.0
Net investment income	2,842.5	2,784.1	2,708.7	2,631.9	2,638.5	1,979.3	2,030.0
Earnings in unconsolidated affiliates	5.8	(0.4)	5.7	(0.6)
Realized gains (losses) on investments	3.0	(28.3)	(105.2)	(272.7)	(16.7)	(81.5)	(52.9)
Gains (losses) on derivatives			(9.3)	1.2	(2.5)	6.3	(11.1)
Gain (loss) on reinsurance derivative/trading account securities					4.1		0.5
Mark-to-market adjustment on reclassification from AFS to trading account securities					371.5
Gain on sale of subsidiaries/ businesses			12.8	(8.3)			134.4

Total Revenue	6,803.7	6,847.1	6,378.0	4,635.5	5,283.9	3,581.3	4,023.8

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1,546.6	1,546.4	1,517.9	811.3	683.7	569.3	513.0
Div accum & div to policyholders	88.4	87.6	83.7	76.0	81.6	47.8	53.8
Interest credited to policy bal.	1,510.4	1,474.2	1,506.0	1,617.1	1,617.0	1,221.2	1,173.2
Health policy benefits	659.7	449.0	302.1	49.7	14.1	(25.0)	11.8
Reserve developments on reins. business sold	—	—	—	305.4	32.1	32.1	—
Def. sales inducements net of amortization			(12.1)	(12.6)	(14.1)	(8.5)	(29.1)

Total insurance benefits	3,805.0	3,557.2	3,397.7	2,846.9	2,414.4	1,836.9	1,722.7
Underwriting, acquisition, insurance and other expenses:
Commissions	961.0	919.1	860.3	579.4	576.1	402.7	510.8
Other volume related expenses	197.1	253.8	184.8	256.8	328.4	227.5	194.8
Operating and administrative expenses	1,165.3	1,208.4	1,114.5	928.0	894.4	663.0	800.5
Restructuring charges	27.4	104.9	38.0	(2.2)	53.8	38.8	21.3
Taxes, licenses and fees	77.9	107.5	122.9	106.8	107.4	80.2	82.3
Par policyholder interests	3.3	1.1
Foreign exchange	1.9	(2.9)	(1.4)	0.3	—	—	—

Subtotal	2,433.8	2,592.0	2,319.1	1,869.0	1,960.2	1,412.1	1,609.7
Deferral of acquisition costs			(701.0)	(612.4)	(639.6)	(442.2)	(606.8)
DAC amortization			366.8	344.4	318.0	227.9	337.6

DAC deferral net of amortization	(314.6)	(427.5)	(334.2)	(268.0)	(321.6)	(214.2)	(269.2)
PVIF amortization	102.5	132.6	113.1	136.5	80.2	65.8	96.1
Other intangibles amortization	18.0	17.7	12.1	8.2	7.9	6.0	5.9

Total underwriting, acquisition, insurance and other expenses	2,239.7	2,314.9	2,110.1	1,745.8	1,726.8	1,269.7	1,442.6
Goodwill amortization	49.2	45.1	43.4
Interest	133.7	139.5	121.0	96.6	89.5	67.3	71.9
Loss on early retirement of subordinated debt					5.6	5.6

Total Benefits and Expenses	6,227.6	6,056.7	5,672.1	4,689.3	4,236.3	3,179.5	3,237.2

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	576.1	790.5	705.9	(53.8)	1,047.6	401.8	786.6
Federal income taxes	115.7	205.2	144.7	(102.6)	280.4	84.2	245.0
Income Before Cumulative Effect of Accounting Change	460.4	585.3	561.2	48.8	767.2	317.6	541.6
Cumulative effect of accounting change			(15.6)		(255.2)		(24.5)

Net Income	$460.4	$585.3	$545.7	$48.8	$511.9	$317.6	$517.1

Less:
Restructuring charges	(18.9)	(80.2)	(24.7)	2.0	(35.0)	(25.3)	(13.9)
Realized gains (losses) on investments	3.8	(17.5)	(68.7)	(177.2)	(11.0)	(53.0)	(33.9)
Gains (losses) on derivatives			(4.9)	0.8	(1.6)	4.1	(7.7)
Net gain (loss) on reinsurance derivative/trading account securities					2.7		0.2
Reserve development on business sold through reinsurance/ amortization of deferred gain				(199.1)	(18.5)	(18.7)	0.6
Gain on sale of subsidiaries/ businesses			15.0	(9.4)			61.5
Loss on early retirement of subordinated debt					(3.7)	(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities					241.5
Cumulative effect of accounting change			(15.6)		(255.2)		(24.5)

Income from Operations	$475.5	$683.0	$644.4	$431.6	$592.8	$414.1	$534.9

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year			$3,070.5	$2,866.8	$2,939.7	$2,939.7	$3,147.1
Deferral			701.0	612.4	639.6	442.2	606.8
Amortization			(366.8)	(344.4)	(318.0)	(227.9)	(337.6)

Included in Total Benefits and Expenses			334.2	268.0	321.6	214.2	269.2
Adjustment related to realized (gains) losses on available-for-sale securities			112.9	115.0	(50.2)	(22.2)	(29.9)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(187.2)	(338.6)	(126.1)	(271.3)	(29.5)
Foreign currency translation adjustment			(16.0)	56.9	62.0	19.1	9.2
Disposition of business			(425.9)
Other			(21.7)	(28.4)			(39.3)

Balance at end-of-year			$2,866.8	$2,939.7	$3,147.1	$2,879.7	$3,326.8

Roll Forward of Present Value of In-Force
Balance at beginning-of-year			$1,483.3	$1,362.5	$1,250.1	$1,250.1	$1,196.5
Amortization			(113.1)	(136.5)	(80.2)	(65.8)	(96.1)
Foreign currency translation adjustment			(7.0)	24.1	26.6	8.2	4.0
Other			(0.7)				(0.6)

Balance at end-of-year			$1,362.5	$1,250.1	$1,196.5	$1,192.5	$1,103.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Quarter Ended	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Revenue
Life and annuity premiums	$71.6	$80.7	$65.3	$65.9	$69.1	$76.6	$72.0	$74.7	$70.7
Surrender charges	22.8	23.5	18.9	21.3	21.5	23.0	20.2	19.2	18.2
Mortality assessments	134.1	135.3	138.9	135.6	137.9	138.1	137.9	140.1	139.8
Expense assessments	193.2	187.6	177.1	190.9	198.5	215.9	225.5	230.9	234.5
Health premiums	(9.6)	19.1	3.0	0.1	0.4	0.5	3.6	(0.7)	(0.1)
Investment advisory fees	42.9	44.7	44.2	49.4	53.2	58.3	62.7	66.4	67.4
Amortization of deferred gain	22.1	6.9	18.4	18.2	18.3	17.4	17.9	17.9	32.1
Amortization of deferred gain-reserve development	(1.4)	0.5	(0.2)	(0.2)	3.7	0.3	0.3	0.3	0.3
Other revenue and fees	72.1	81.5	70.6	74.5	82.9	81.7	61.4	112.9	96.6
Net investment income	652.4	667.3	654.6	660.2	664.4	659.2	677.5	683.1	669.4
Earnings in unconsolidated affiliates
Realized gains (losses) on investments	(37.1)	(50.7)	(89.6)	(1.7)	9.8	64.8	(12.0)	(17.8)	(23.0)
Gains (losses) on derivatives	0.3	0.3	(1.9)	(1.0)	9.1	(8.8)	(3.8)	(2.8)	(4.5)
Gain (loss) on reinsurance derivative/trading account securities						4.1	(4.2)	10.3	(5.6)
Mark-to-market adjustment on reclassification from AFS to trading account securities						371.5
Gain on sale of subsidiaries/ businesses		(8.3)						24.1	110.3

Total Revenue	1,163.4	1,188.6	1,099.3	1,213.2	1,268.8	1,702.6	1,259.0	1,358.7	1,406.1

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	229.7	214.0	187.1	155.1	227.1	114.5	179.9	180.0	153.1
Div accum & div to policyholders	17.2	22.8	14.4	17.6	15.9	33.8	18.5	18.6	16.7
Interest credited to policy bal.	417.4	411.1	409.3	406.3	405.6	395.7	390.4	390.4	392.5
Health policy benefits	7.3	5.1	2.3	14.2	(41.5)	39.1	3.5	4.1	4.2
Reserve developments on reins. business sold	270.0	13.2			32.1
Def. sales inducements net of amortization	(2.9)	(3.2)	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)

Total insurance benefits	938.7	663.0	609.7	590.8	636.4	577.5	583.3	583.3	556.1
Underwriting, acquisition, insurance and other expenses:
Commissions	124.6	162.0	125.7	132.9	144.1	173.5	169.1	170.7	171.0
Other volume related expenses	63.9	72.6	71.5	65.4	90.5	101.0	109.9	107.0	74.1
Operating and administrative expenses	228.1	259.7	217.8	235.5	209.8	231.4	187.4	252.3	264.6
Restructuring charges	(2.1)	(1.7)	5.5	13.5	19.8	15.0	11.5	5.3	4.5
Taxes, licenses and fees	24.1	22.6	30.6	23.1	26.4	27.3	29.5	27.2	25.6
Foreign exchange	0.4	(0.6)	(0.0)					0.0

Subtotal	439.1	514.6	451.2	470.3	490.6	548.1	507.4	562.6	539.8
Deferral of acquisition costs	(152.4)	(163.4)	(144.3)	(136.9)	(160.9)	(197.4)	(198.7)	(201.8)	(206.2)
DAC amortization	112.9	61.5	99.2	62.8	65.9	90.1	108.8	108.0	120.8

DAC deferral net of amortization	(39.5)	(101.9)	(45.1)	(74.2)	(95.0)	(107.3)	(89.9)	(93.9)	(85.4)
PVIF amortization	40.2	43.0	22.7	13.6	29.6	14.4	24.8	20.5	50.8
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	441.8	457.7	430.8	411.7	427.1	457.1	444.3	491.2	507.1
Interest	23.7	23.5	23.3	23.0	21.0	22.2	22.8	24.7	24.4
Loss on early retirement of subordinated debt					5.6

Total Benefits and Expenses	1,404.1	1,144.2	1,063.9	1,025.5	1,090.2	1,056.8	1,050.4	1,099.1	1,087.7

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(240.7)	44.4	35.4	187.7	178.7	645.7	208.6	259.6	318.4
Federal income taxes	(104.3)	(6.6)	(6.1)	45.0	45.4	196.2	53.7	72.6	118.7

Income Before Cumulative Effect of Accounting Change	(136.4)	51.0	41.6	142.7	133.3	449.6	155.0	187.0	199.7
Cumulative effect of accounting change						(255.2)	(24.5)	—	—

Net Income	$(136.4)	$51.0	$41.6	$142.7	$133.3	$194.3	$130.5	$187.0	$199.7

Less:
Restructuring charges	1.3	1.7	(3.6)	(8.8)	(12.9)	(9.8)	(7.5)	(3.5)	(2.9)
Realized gains (losses) on investments	(23.6)	(33.3)	(58.2)	(1.1)	6.4	42.0	(7.9)	(11.6)	(14.5)
Gains (losses) on derivatives	0.1	0.2	(1.2)	(0.6)	5.9	(5.7)	(2.5)	(1.8)	(3.4)
Net gain on reinsurance derivative/trading account securities						2.7	(2.7)	6.7	(3.7)
Reserve development on business sold through reinsurance/ amortization of deferred gain	(176.4)	(8.2)	(0.1)	(0.1)	(18.5)	0.2	0.2	0.2	0.2
Gain on sale of subsidiaries/ businesses		(9.4)						15.6	45.9
Loss on early retirement of subordinated debt					(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities						241.5
Cumulative effect of accounting change						(255.2)	(24.5)	—	—

Income from Operations	$62.1	$100.0	$104.8	$153.3	$156.0	$178.7	$175.3	$181.4	$178.2

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period	$3,031.6	$2,840.7	$2,939.7	$2,884.5	$2,660.3	$2,879.7	$3,147.1	$2,999.0	$3,521.4
Deferral	152.4	163.4	144.3	136.9	160.9	197.4	198.7	201.8	206.2
Amortization	(112.9)	(61.5)	(99.2)	(62.8)	(65.9)	(90.1)	(108.8)	(108.0)	(120.8)

Included in Total Benefits and Expenses	39.5	101.9	45.1	74.2	95.0	107.3	89.9	93.9	85.4
Adjustment related to realized (gains) losses on available-for-sale securities	22.9	17.8	30.0	8.3	(60.6)	(27.9)	(17.6)	(6.0)	(6.2)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(267.1)	(34.2)	(119.4)	(334.0)	182.2	145.2	(201.1)	442.7	(271.2)
Foreign currency translation adjustment	13.8	13.7	(10.9)	27.2	2.8	42.8	19.9	(8.4)	(2.5)
Other	(0.0)						(39.3)	0.2	(0.1)

Balance at end-of-period	$2,840.8	$2,939.7	$2,884.5	$2,660.3	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8

Roll Forward of Present Value of In-Force
Balance at beginning-of-period	$1,321.4	$1,286.9	$1,250.1	$1,223.1	$1,220.8	$1,192.5	$1,196.5	$1,180.0	$1,155.8
Amortization	(40.2)	(43.0)	(22.7)	(13.6)	(29.6)	(14.4)	(24.8)	(20.5)	(50.8)
Foreign currency translation adjustment	5.7	6.1	(4.3)	11.2	1.3	18.4	8.9	(3.7)	(1.1)
Other		0.1					(0.6)

Balance at end-of-period	$1,286.9	$1,250.1	$1,223.1	$1,220.8	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Sep 2004	Dec 2003	Sep 2004	Dec 2003	Sep 2004	Dec 2003	Sep 2004	Dec 2003
ASSETS
Investments
Corporate bonds	$13,508.6	$13,111.1	$8,829.9	$8,365.3	$511.0	$518.1	$719.1	$697.8
U.S. government bonds	12.1	51.8	63.7	68.8	0.0	0.0	(0.0)	20.0
Foreign government bonds	291.7	275.9	184.0	158.1	6.7	4.0	318.4	342.1
Asset/mortgage backed securities	3,368.6	3,168.4	1,688.4	1,390.6	100.8	65.3
State and municipal bonds	97.6	89.2	52.8	50.0	1.2	1.2
Preferred stocks-redeemable	37.3	35.4	25.5	24.0
Common stocks	0.3	—	0.2	—			46.9	50.2
Preferred stocks-equity	43.4	43.4	14.7	14.3	2.7	2.8

Total AFS Securities	17,359.6	16,775.3	10,859.1	10,071.2	622.4	591.5	1,084.5	1,110.1
Trading Securities	1,176.3	1,195.9
Mortgage loans	1,936.5	2,201.7	1,528.8	1,577.0	64.0	75.0	0.1	0.3
Real estate		—					0.2	0.2
Policy loans	442.3	446.4	1,424.0	1,471.5			5.6	6.6
Allocated investments	3,750.9	3,577.8	1,330.1	1,223.4	126.6	102.8
Other long-term investments	34.7	33.4	12.1	14.9

Total Investments	24,700.2	24,230.4	15,154.1	14,358.0	813.0	769.3	1,090.4	1,117.2

Notes receivable from LNC	194.4	271.3	75.2	202.6	132.3	45.5
Cash and invested cash	(39.8)	(120.2)	(30.0)	(25.4)	43.9	89.1	209.8	160.2
Property and equipment	10.4	7.5	2.1	2.8	33.1	38.2	18.8	19.5
Premium and fees receivable	0.8	9.8	19.3	33.2	34.7	51.3
Accrued investment income	250.0	243.9	196.7	174.0	9.1	8.5	30.4	21.6
Assets held in separate accounts	36,849.5	34,459.0	1,913.8	1,795.8			6,467.7	6,390.3
Federal income tax recoverable
Amount recoverable from reinsurers	1,135.5	1,348.6	1,112.3	1,026.8
Deferred acquisition costs	984.6	854.6	1,646.4	1,578.3			578.9	620.7
Other intangible assets	74.0	45.2			24.7	33.9
Present value of in-force	94.9	113.2	742.8	808.6			266.2	274.7
Goodwill	64.1	64.1	855.1	855.1	260.8	300.7	15.0	14.8
Other	130.5	130.6	436.2	429.9	201.3	224.5	68.2	65.7

Total Assets	$64,449.1	$61,657.9	$22,124.1	$21,239.8	$1,553.0	$1,561.1	$8,745.4	$8,684.7

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Sep 2004	Dec 2003	Sep 2004	Dec 2003	Sep 2004	Dec 2003
ASSETS
Investments
Corporate bonds	$3,181.4	$3,176.2	$—	$—	$26,750.0	$25,868.5
U.S. government bonds	87.0	85.2			162.9	225.8
Foreign government bonds	433.0	414.5			1,233.8	1,194.6
Asset/mortgage backed securities	635.6	571.4			5,793.4	5,195.6
State and municipal bonds	17.2	12.3			168.8	152.8
Preferred stocks-redeemable	51.1	72.7			113.9	132.2
Common stocks	39.1	48.1			86.5	98.4
Preferred stocks-equity	30.7	40.1			91.6	100.7

Total AFS Securities	4,475.2	4,420.5			34,400.8	32,968.6
Trading securities	2,047.4	1,924.3			3,223.6	3120.1
Mortgage loans	301.9	341.0			3,831.3	4,195.0
Real estate	134.8	112.7			135.1	112.9
Policy loans					1,871.9	1,924.4
Allocated investments	(5,207.6)	(4,904.0)			—	—
Other long-term investments	417.1	408.5			463.8	456.7

Total Investments	2,168.8	2,302.9			43,926.6	42,777.6

Investments In Consolidated Subs	5,387.6	5,058.0	(5,387.6)	(5,058.0)
Notes receivable from LNC	(262.2)	(382.7)	(139.7)	(136.6)	—	—
Cash and invested cash	1,795.0	1,607.5	17.0	—	1,996.0	1,711.2
Property and equipment	153.3	167.2	—	—	217.7	235.2
Premium and fees receivable	194.0	257.8	—	—	248.8	352.1
Accrued investment income	87.0	74.7	—	—	573.2	522.7
Assets held in separate accounts	—	—	4,426.8	3,920.0	49,657.9	46,565.2
Federal income tax recoverable	—	—	—	45.9	—	45.9
Amount recoverable from reinsurers	4,926.9	5,712.7	(142.7)	(248.9)	7,031.9	7,839.2
Deferred acquisition costs	1.5	1.8	115.3	91.8	3,326.8	3,147.1
Other intangible assets	—	—	—	—	98.7	79.1
Present value of in-force	—	—	—	—	1,103.9	1,196.5
Goodwill	—	—	—	—	1,195.0	1,234.7
Other	290.3	290.5	(125.7)	(102.9)	1,000.7	1,038.3

Total Assets	$14,742.2	$15,090.1	$(1,236.7)	$(1,488.7)	$110,377.1	$106,744.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Sep 2004	Dec 2003	Sep 2004	Dec 2003	Sep 2004	Dec 2 003	Sep 2004	Dec 2003
LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	$2,299.8	$2,598.1	$15,160.8	$14,690.4	$—	$—	$1,385.2	$1,400.3
Health reserves			0.3	0.3			46.5	49.2
Unpaid claims - life and health	43.0	50.8	126.3	112.0			46.4	49.3
Unearned premiums			0.0	0.0
Premium deposit funds	21,484.1	21,050.4	18.0	18.4			27.5	29.5
Participating policyholders’ funds			165.2	155.1
Other policyholders’ funds			695.5	673.0
Liability related to separate accounts	36,849.5	34,459.0	1,913.8	1,795.8			6,467.7	6,390.3

Total Insurance and Inv Contract Liabilities	60,676.4	58,158.3	18,080.1	17,445.1	—	—	7,973.2	7,918.6

Federal income taxes	394.0	346.6	178.0	167.3	79.6	28.1	38.5	19.0
Notes payable to LNC	21.4	1.0		8.5
Embedded derivative - modco	80.8	85.2	1.8	(0.3)
Other liabilities	180.7	159.3	539.0	487.2	934.9	904.3	216.1	227.9
Deferred gain on indemnity reinsurance

Total Liabilities	61,353.4	58,750.4	18,798.9	18,107.8	1,014.5	932.3	8,227.7	8,165.5

Net unrealized gains (losses) on securities	457.7	465.6	223.0	235.1	2.7	2.9	26.6	26.8
Gains (losses) on derivatives	7.5	8.2	10.5	12.1
Foreign currency translation adjustment	—	—	—	—	—	1.0	99.0	90.1
Other shareholders’ equity	2,630.6	2,433.7	3,091.7	2,884.7	535.8	624.8	438.6	448.1
Minimum pension liability adjustment							(46.5)	(45.8)

Shareholders’ Equity	3,095.7	2,907.5	3,325.2	3,131.9	538.5	628.7	517.7	519.2

Total Liabilities and S/Hs’ Equity	$64,449.1	$61,657.9	$22,124.1	$21,239.8	$1,553.0	$1,561.1	$8,745.4	$8,684.7

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Sep 2004	Dec 2003	Sep 2004	Dec 2003	Sep 2004	Dec 2003
LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	$1,367.2	$2,123.4	—	$(93.9)	$20,213.0	$20,718.3
Health reserves	2,750.3	2,782.0	—	—	2,797.1	2,831.5
Unpaid claims - life and health	853.4	848.9	(2.1)	(2.6)	1,067.0	1,058.4
Unearned premiums	7.5	104.5	—	—	7.5	104.5
Premium deposit funds	114.4	133.7	574.9	537.4	22,218.9	21,769.3
Participating policyholders’ funds	—	—	—	—	165.2	155.1
Other policyholders’ funds	7.9	7.9	—	—	703.4	680.9
Liability related to separate accounts	—	—	4,426.8	3,920.0	49,657.9	46,565.2

Total Insurance and Inv Contract Liabilities	5,100.8	6,000.2	4,999.6	4,360.9	96,830.1	93,883.2

Federal income taxes	(607.0)	(607.6)	0.8	46.7	83.8	—
Short-term debt	—	44.4	—	(0.4)	0.0	44.0
Long-term debt	1,315.4	1,117.5	—	—	1,315.4	1,117.5
Junior subordinated debentures issued to affiliated trusts	341.1	341.3	—	—	341.1	341.3
Notes payable to LNC	101.0	126.8	(122.4)	(136.2)	(0.0)	—
Embedded derivative - modco	282.9	267.3	—	—	365.5	352.3
Other liabilities	3,393.5	3,192.3	(726.3)	(700.9)	4,537.9	4,270.1
Deferred gain on indemnity reinsurance	932.4	924.8	—	—	932.4	924.8

Total Liabilities	10,860.1	11,407.1	4,151.7	3,570.1	104,406.3	100,933.2

Net unrealized gains (losses) on securities	70.1	57.5	—	5.2	780.1	793.1
Gains (losses) on derivatives	1.8	1.8	—	—	19.8	22.1
Foreign currency translation adjustment	10.4	10.4	7.5	7.5	116.9	109.0
Other shareholders’ equity	3,809.1	3,622.6	(5,396.0)	(5,071.5)	5,109.8	4,942.6
Minimum pension liability adjustment	(9.3)	(9.3)	—	—	(55.8)	(55.1)

Shareholders’ Equity	3,882.2	3,683.1	(5,388.5)	(5,058.8)	5,970.8	5,811.6

Total Liabilities and S/Hs’ Equity	$14,742.2	$15,090.1	$(1,236.7)	$(1,488.7)	$110,377.1	$106,744.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Five Year Comparative Balance Sheet

Unaudited [Millions of Dollars except Common Share Data]

	1999	2000	2001	2002	2003
ASSETS
Investments
Corporate bonds	$21,119.5	$21,249.7	$23,105.1	$25,934.7	$25,868.5
U.S. government bonds	538.3	542.9	410.5	513.6	225.8
Foreign government bonds	1,447.5	1,321.1	1,174.7	1,110.2	1,194.6
Mortgage backed securities	4,404.0	4,160.4	3,524.7	5,015.5	5,195.6
State and municipal bonds	14.7	14.6	44.7	114.4	152.8
Preferred stocks-redeemable	164.7	161.2	85.9	79.0	132.2
Common stocks	514.5	436.6	319.3	228.0	98.4
Preferred stocks-equity	89.5	113.1	151.2	109.2	100.7

Total AFS Securities	28,292.6	27,999.5	28,816.1	33,104.7	32,968.6
Trading securities					3,120.1
Mortgage loans	4,735.4	4,663.0	4,535.5	4,205.5	4,195.0
Real estate	256.2	282.0	267.9	279.7	112.9
Policy loans	1,892.4	1,960.9	1,939.7	1,945.6	1,924.4
Other long-term investments	401.8	463.3	553.8	464.4	456.7

Total Investments	35,578.4	35,368.6	36,113.1	39,999.9	42,777.6

Invest in unconsol affiliates	25.8	6.4	8.1
Cash and invested cash	1,895.9	1,927.4	3,095.5	1,690.5	1,711.2
Property and equipment	203.8	228.2	257.5	242.1	235.2
Premiums and fees receivable	259.6	296.7	400.1	212.9	352.1
Accrued investment income	533.2	546.4	563.5	536.7	522.7
Assets held in separate accounts	53,654.2	50,579.9	44,833.4	36,178.3	46,565.2
Federal income taxes recoverable	345.0	234.1	55.5	317.7	45.9
Amounts recoverable from reinsurers	3,954.3	3,747.7	6,030.4	7,280.0	7,839.2
Deferred acquisition costs	2,800.3	3,070.5	2,866.8	2,939.7	3,147.1
Other intangible assets	92.3	73.7	68.6	73.0	79.1
Present value of in-force	1,654.2	1,483.3	1,362.5	1,250.1	1,196.5
Goodwill	1,423.0	1,286.0	1,211.8	1,233.2	1,234.7
Other	675.7	1,021.6	1,174.9	1,230.3	1,038.3

Total Assets	$103,095.7	$99,870.6	$98,041.6	$93,184.6	$106,744.9

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Investment Contract Liabilities:
Life and annuity reserves	$17,071.4	$17,841.2	$17,917.0	$19,950.3	$20,718.3
Health reserves	2,507.8	2,523.8	2,537.9	2,689.0	2,831.5
Unpaid claims-life and health	1,269.8	1,316.6	1,087.5	778.4	1,058.4
Unearned premiums	75.8	46.5	66.9	141.2	104.5
Premium deposit funds	19,624.1	17,715.5	18,585.0	20,518.8	21,769.3
Participating policyholders’ funds	132.0	139.4	100.2	156.7	155.1
Other policyholders’ funds	472.6	522.2	562.7	610.9	680.9
Liability related to separate accounts	53,654.2	50,579.9	44,833.4	36,178.3	46,565.2

Total Ins and Inv Contr Liabilities	94,807.7	90,685.1	85,690.6	81,023.6	93,883.2

Short-term debt	460.2	312.9	350.2	153.0	44.0
Long-term debt	712.0	712.2	861.8	1,119.2	1,117.5
Junior subordinated debentures issued to affiliated trusts	745.0	745.0	474.7	392.7	341.3
Embedded derivative - modco					352.3
Other liabilities	2,107.0	2,434.7	4,216.1	4,171.5	4,270.1
Deferred gain on indemnity reinsurance			1,144.5	977.1	924.8

Total Liabilities	98,831.9	94,890.0	92,737.8	87,837.2	100,933.2

Unrealized gains (losses)	(465.7)	12.0	217.2	781.6	815.1
Foreign currency	30.1	22.0	(8.0)	50.8	109.0
Minimum pension liability adjustment			(36.0)	(97.8)	(55.1)
S/Hs’ equity-other	4,699.5	4,946.6	5,130.6	4,612.9	4,942.6

Total Shareholders’ Equity	4,263.9	4,980.6	5,303.8	5,347.5	5,811.6

Total Liabilities and Shareholders’ Equity	$103,095.7	$99,870.6	$98,041.6	$93,184.6	$106,744.9

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$23.98	$25.88	$27.39	$25.97	$27.69
Common shares outstanding (in millions)	196.0	191.2	187.3	177.6	178.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Quarterly Balance Sheet

Unaudited [Millions of Dollars, except Common Share Data]

	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
ASSETS
Investments
Corporate bonds	$25,484.6	$25,934.7	$26,936.1	$28,419.3	$28,286.3	$25,868.5	$26,209.2	$25,638.1	$26,750.0
U.S. government bonds	495.3	513.6	537.0	561.9	522.5	225.8	234.2	156.3	162.9
Foreign government bonds	1,038.6	1,110.2	1,206.6	1,349.4	1,352.9	1,194.6	1,321.0	1,223.8	1,233.8
Mortgage backed securities	4,843.7	5,015.5	4,960.1	4,754.9	4,992.7	5,195.6	5,617.0	5,524.1	5,793.4
State and municipal bonds	97.8	114.4	134.9	150.4	164.0	152.8	164.1	164.8	168.8
Preferred stocks-redeemable	76.8	79.0	112.0	118.5	65.6	132.2	120.9	100.7	113.9
Common stocks	237.2	228.0	145.0	146.6	131.8	98.4	97.4	92.3	86.5
Preferred stocks - equity	160.3	109.2	104.5	110.7	111.2	100.7	100.2	90.5	91.6

Total AFS Securities	32,434.3	33,104.7	34,136.2	35,611.8	35,626.9	32,968.6	33,864.1	32,990.5	34,400.8
Trading securities						3120.1	3191.3	3087.9	3,223.6
Mortgage loans	4,285.2	4,205.5	4,235.5	4,314.3	4,151.5	4,195.0	3,988.5	3,865.4	3,831.3
Real estate	286.4	279.7	242.0	240.3	249.8	112.9	104.8	104.3	135.1
Policy loans	1,899.0	1,945.6	1,928.8	1,919.6	1,910.5	1,924.4	1,876.7	1,871.3	1,871.9
Other long-term investments	457.7	464.4	465.7	505.6	484.7	456.7	476.3	442.9	463.8

Total Investments	39,362.6	39,999.9	41,008.4	42,591.6	42,423.3	42,777.6	43,501.7	42,362.5	43,926.6

Cash and invested cash	1,599.9	1,690.5	1,635.5	1,945.8	1,960.6	1,711.2	2,255.5	2,213.7	1,996.0
Property and equipment	252.7	242.1	239.4	239.1	237.3	235.2	229.5	225.5	217.7
Premiums and fees receivable	577.2	212.9	194.0	396.0	306.5	352.1	337.5	265.2	248.8
Accrued investment income	568.2	536.7	567.2	555.1	560.2	522.7	547.9	543.7	573.2
Assets held in separate accounts	34,069.0	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9
Federal income taxes recoverable	340.7	317.7	89.1			45.9		204.0
Amount recoverable from reinsurers	7,094.5	7,280.0	7,323.5	7,377.1	7,537.9	7,839.2	7,865.7	7,138.7	7,031.9
Deferred acquisition costs	2,840.7	2,939.7	2,884.5	2,660.3	2,879.7	3,147.1	2,999.0	3,521.4	3,326.8
Other intangible assets	71.8	73.0	74.2	74.7	75.5	79.1	85.8	93.6	98.7
Present value of in-force	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5	1,180.0	1,155.8	1,103.9
Goodwill	1,232.7	1,233.2	1,233.0	1,233.6	1,233.7	1,234.7	1,235.2	1,235.0	1,195.0
Other	1,187.1	1,230.3	1,250.6	1,295.9	1,134.9	1,038.3	1,074.2	1,015.1	1,000.7

Total Assets	$90,483.9	$93,184.6	$92,497.6	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	$19,142.5	$19,950.3	$20,025.6	$20,194.5	$20,459.2	$20,718.3	$20,882.5	$20,324.0	$20,213.0
Health reserves	2,448.3	2,689.0	2,689.9	2,703.3	2,657.9	2,831.5	2,822.1	2,841.1	2,797.1
Unpaid claims - life and health	1,100.9	778.4	763.1	997.1	1,041.2	1,058.4	1,076.8	1,083.5	1,067.0
Unearned premiums	185.8	141.2	141.1	24.0	26.9	104.5	104.3	9.3	7.5
Premium deposit funds	20,054.4	20,518.8	21,070.5	21,437.7	21,680.2	21,769.3	21,827.4	22,017.0	22,218.9
Participating policyholders’ funds	90.5	156.7	166.3	193.8	179.2	155.1	171.1	165.9	165.2
Other policyholders’ funds	595.7	610.9	607.1	621.8	671.5	680.9	688.1	698.5	703.4
Liab related to separate accounts	34,069.0	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9

Total Ins and Inv Contr Liabilities	77,687.1	81,023.6	80,238.8	86,115.0	87,999.6	93,883.2	96,130.3	96,483.1	96,830.1
Federal income taxes				72.0	37.1		108.1		83.8
Short-term debt	120.0	153.0	125.4	83.4	76.5	44.0	38.0	30.0	0.0
Long-term debt	1,118.1	1,119.2	1,118.6	1,121.4	1,118.5	1,117.5	1,317.7	1,313.7	1,315.4
Junior subordinated debentures issued to affiliated trusts	390.6	392.7	390.8	397.1	333.6	341.3	344.7	337.6	341.1
Embedded derivative - modco						352.3	440.6	252.6	365.5
Other liabilities	4,661.9	4,171.5	4,214.8	4,989.0	4,724.8	4,270.1	4,440.4	4,493.6	4,537.9
Deferred gain on indemnity reinsurance	1,069.5	977.1	959.0	938.9	949.0	924.8	906.6	888.4	932.4

Total Liabilities	85,047.1	87,837.2	87,047.6	93,716.9	95,239.1	100,933.2	103,726.4	103,799.0	104,406.3

Unrealized gns-inv.	817.5	753.3	872.0	1,117.8	804.5	793.1	1,038.0	412.0	780.1
Gains - derivatives	27.3	28.3	25.0	28.8	23.2	22.1	29.0	18.5	19.8
Foreign currency	35.4	50.8	39.8	68.4	67.0	109.0	128.9	120.8	116.9
Minimum pension liability adj	(35.2)	(97.8)	(97.2)	(98.8)	(99.0)	(55.1)	(56.6)	(56.0)	(55.8)
S/Hs’ equity-other	4,591.8	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8

Total Shareholders’ Equity	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8

Total Liabilities and Shareholders’ Equity	$90,483.9	$93,184.6	$92,497.6	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$25.87	$25.97	$25.94	$26.41	$26.87	$27.69	$27.99	$28.51	$29.23
Common shares outstanding (in millions)	177.5	177.6	177.7	178.0	178.3	178.5	178.8	176.2	174.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Revenue
Premiums	$65.2	$64.3	$77.5	$47.4	$21.9	$16.3	$23.1
Surrender charges	37.9	41.8	31.2	31.2	28.9	22.7	18.6
Expense assessments	501.3	591.3	508.6	446.2	441.9	317.1	423.4
Other revenue and fees	14.5	11.0	16.7	3.3	8.7	8.2	(4.3)
Net investment income	1,509.1	1,430.5	1,399.1	1,457.5	1,483.7	1,114.2	1,127.9
Realized gains (losses) on investments	(12.1)	(5.2)	(64.5)	(196.6)	(12.5)	(57.3)	(41.4)
Gains (losses) on derivatives			(0.3)	(1.2)	(6.6)	(0.8)	(9.5)
Gain (loss) on reinsurance derivative/trading account securities					2.8		2.3
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Total Revenue	2,115.8	2,133.7	1,968.3	1,787.7	2,054.7	1,420.5	1,540.0

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	259.1	254.7	263.9	314.1	181.5	144.5	146.5
Interest credited to policy bal.	925.2	866.1	863.8	903.8	867.7	653.6	625.6
Def. sales inducements net of amortization			(12.1)	(12.6)	(14.1)	(8.5)	(29.1)

Total insurance benefits	1,184.3	1,120.8	1,115.7	1,205.3	1,035.1	789.6	743.0
Underwriting, acquisition, insurance and other expenses
Commissions	341.4	326.8	336.3	320.8	318.5	221.7	312.6
Other volume related expenses	42.8	52.0	49.7	64.6	67.5	44.7	117.4
Operating and administrative expenses	208.6	206.6	231.8	231.3	226.2	167.7	172.2
Restructuring charges			2.0	1.6	20.1	14.6	6.1
Taxes, licenses and fees	0.3	9.3	13.7	11.5	17.7	13.7	12.1

Subtotal	593.2	594.8	633.6	629.8	650.0	462.4	620.4
Deferral of acquisition costs			(227.8)	(229.0)	(223.4)	(149.9)	(309.0)
DAC amortization			124.4	155.4	120.4	88.9	110.0

DAC deferral net of amortization	(47.7)	(37.5)	(103.4)	(73.6)	(103.0)	(60.9)	(198.9)
PVIF amortization	15.3	24.2	14.7	31.8	9.5	7.7	17.8

Total underwriting, acquisition, insurance and other expenses	560.8	581.5	544.9	587.9	556.5	409.2	439.3
Goodwill amortization	2.0	(0.6)	1.2

Total Benefits and Expenses	1,747.1	1,701.7	1,661.8	1,793.3	1,591.7	1,198.8	1,182.3

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	368.7	432.0	306.5	(5.6)	463.0	221.7	357.7

Federal income taxes	77.2	77.3	34.1	(59.3)	98.9	31.1	79.2

Income Before Cumulative Effect of Accounting Change	291.5	354.7	272.4	53.7	364.1	190.6	278.5

Cumulative effect of accounting change			(7.3)		(63.6)		(21.8)

Net Income	$291.5	$354.7	$265.1	$53.7	$300.5	$190.6	$256.8

Less:
Restructuring charges			(1.3)	(1.0)	(13.1)	(9.5)	(4.0)
Realized gains (losses) on investments	(7.9)	(3.4)	(42.3)	(127.8)	(8.2)	(37.2)	(26.8)
Gains (losses) on derivatives			(0.2)	(0.8)	(4.3)	(0.5)	(6.2)
Net gain (loss) on reinsurance derivative/trading account securities					1.8		1.4
Mark-to-market adjustment on reclassification from AFS to trading account securities					55.9
Cumulative effect of accounting change			(7.3)		(63.6)		(21.8)

Income from Operations	$299.4	$358.1	$316.2	$183.4	$331.9	$237.8	$314.1

Effective tax rate on Income from Operations	21.4%	18.1%	15.3%	5.4%	19.7%	19.2%	23.8%

Revenue	$2,115.8	$2,133.7	$1,968.3	$1,787.7	$2,054.7	$1,420.5	$1,540.0
Less:
Realized gains (losses) on investments	(12.1)	(5.2)	(64.5)	(196.6)	(12.5)	(57.3)	(41.4)
Gains (losses) on derivatives			(0.3)	(1.2)	(6.6)	(0.8)	(9.5)
Gain (loss) on reinsurance derivative/trading account securities					2.8		2.3
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Operating Revenue	$2,128.0	$2,138.9	$2,033.1	$1,985.5	$1,985.1	$1,478.5	$1,588.7

Average capital	$1,562.0	$1,602.9	$1,831.4	$2,339.6	$2,400.3	$2,391.9	$2,556.0
Net Income return on average capital	18.7%	22.1%	14.5%	2.3%	12.5%	10.6%	13.4%
Income from operations return on average capital	19.2%	22.3%	17.3%	7.8%	13.8%	13.3%	16.4%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period			$812.5	$894.3	$824.7	$824.7	$854.6
Deferral			227.8	229.0	223.4	149.9	309.0
Amortization			(124.4)	(155.4)	(120.4)	(88.9)	(110.0)

Included in Total Benefits and Expenses			103.4	73.6	103.0	60.9	198.9
Adjustment related to realized (gains) losses on available-for-sale securities			68.2	73.0	(18.7)	(2.0)	(18.0)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(90.0)	(201.3)	(54.3)	(161.9)	(8.7)
Other*			0.2	(14.8)	—	—	—
Cumulative effect of accounting change						—	(42.3)

Balance at end-of-period			$894.3	$824.7	$854.6	$721.7	$984.6

Roll Forward of Present Value of In-Force

Balance at beginning-of-period			$169.2	$154.5	$122.7	$122.7	$113.2
Amortization			(14.7)	(31.8)	(9.5)	(7.7)	(17.8)
Cumulative effect of accounting change							(0.6)

Balance at end-of-period			$154.5	$122.7	$113.2	$115.0	$94.9

*	Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Quarter Ended	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Revenue
Premiums	$13.4	$8.7	$5.5	$3.0	$7.8	$5.6	$6.5	$7.4	$9.2
Surrender charges	8.7	7.4	6.9	8.5	7.4	6.2	5.9	6.0	6.7
Expense assessments	103.9	100.6	97.6	104.3	115.2	124.8	137.3	140.9	145.2
Other revenue and fees	(4.0)	2.7	(1.4)	1.3	8.3	0.5	(0.8)	(2.1)	(1.3)
Net investment income	363.5	378.3	367.0	369.8	377.4	369.5	379.0	382.3	366.5
Realized gains (losses) on investments	(43.8)	(46.1)	(76.8)	0.9	18.6	44.7	(5.7)	(14.5)	(21.2)
Gains (losses) on derivatives	(1.1)	(0.1)	(1.0)	(1.5)	1.7	(5.8)	(3.7)	(2.8)	(3.1)
Gain (loss) on reinsurance derivative/trading account securities						2.8	(2.1)	7.4	(3.0)
Mark-to-market adjustment on reclassification from AFS to trading account securities						86.0

Total Revenue	440.7	451.4	397.8	486.4	536.3	634.2	516.5	524.5	499.0

Benefits and Expenses
Benefits paid or provided:
Benefits	107.8	78.4	65.0	34.8	44.6	37.1	54.1	52.0	40.5
Interest credited to policy balances	224.2	231.7	220.1	217.1	216.5	214.0	207.8	208.0	209.9
Def. sales inducements net of amortization	(2.9)	(3.2)	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)

Total insurance benefits	329.1	306.9	281.8	249.5	258.2	245.5	252.8	250.2	240.0
Underwriting, acquisition, insurance and other expenses:
Commissions	83.0	72.8	66.8	74.2	80.7	96.8	102.9	106.2	103.5
Other volume related expenses	19.6	18.1	14.0	14.7	16.1	22.8	38.8	40.7	37.8
Operating and administrative expenses	53.0	69.9	54.0	56.6	57.0	58.5	51.7	58.1	62.4
Restructuring charges				6.2	8.4	5.5	1.8	1.8	2.6
Taxes, licenses and fees	3.0	(0.5)	5.7	4.3	3.7	4.0	5.2	3.7	3.2

Subtotal	158.6	160.4	140.4	156.0	166.0	187.6	200.5	210.4	209.5
Deferral of acquisition costs	(62.9)	(50.9)	(43.6)	(47.4)	(58.9)	(73.5)	(101.9)	(105.5)	(101.5)
DAC amortization	47.0	28.4	30.1	27.2	31.6	31.5	41.5	44.4	24.2

DAC deferral net of amortization	(16.0)	(22.5)	(13.5)	(20.2)	(27.2)	(42.0)	(60.4)	(61.2)	(77.3)
PVIF amortization	4.1	20.0	2.3	2.1	3.3	1.8	3.3	2.9	11.5

Total underwriting, acquisition, insurance and other expenses	146.7	157.9	129.2	137.9	142.1	147.4	143.4	152.2	143.7

Total Benefits and Expenses	475.8	464.8	411.0	387.4	400.3	392.9	396.2	402.4	383.7

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(35.1)	(13.4)	(13.3)	99.0	135.9	241.4	120.3	122.1	115.3

Federal income taxes	(28.0)	(18.4)	(20.1)	17.3	33.9	67.9	26.7	28.0	24.5

Income Before Cumulative Effect of Accounting Change	(7.0)	5.0	6.9	81.7	102.0	173.5	93.6	94.2	90.8

Cumulative effect of accounting change						(63.6)	(21.8)	—	—

Net Income	$(7.0)	$5.0	$6.9	$81.7	$102.0	$109.9	$71.8	$94.2	$90.8

Less:
Restructuring charges				(4.0)	(5.5)	(3.6)	(1.2)	(1.2)	(1.7)
Realized gains (losses) on investments	(28.0)	(30.4)	(50.3)	1.0	12.1	29.1	(3.7)	(9.4)	(13.6)
Gains (losses) on derivatives	(0.8)		(0.2)	(1.4)	1.1	(3.8)	(2.4)	(1.8)	(2.0)
Net gain (loss) on reinsurance derivative/trading account securities						1.8	(1.4)	4.8	(2.0)
Mark-to-market adjustment on reclassification from AFS to trading account securities						55.9
Cumulative effect of accounting change						(63.6)	(21.8)	—	—

Income from Operations	$21.8	$35.4	$57.4	$86.1	$94.3	$94.1	$102.2	$101.8	$110.2

Effective tax rate on Income from Operations	(121.8)%	(8.1)%	11.0%	18.6%	24.0%	21.1%	23.5%	24.0%	24.1%

Revenue	$440.7	$451.4	$397.8	$486.4	$536.3	$634.2	$516.5	$524.5	$499.0
Less:
Realized gains (losses) on investments	(43.8)	(46.1)	(76.8)	0.9	18.6	44.7	(5.7)	(14.5)	(21.2)
Gains (losses) on derivatives	(1.1)	(0.1)	(1.0)	(1.5)	1.7	(5.8)	(3.7)	(2.8)	(3.1)
Gain (loss) on reinsurance derivative/trading account securities						2.8	(2.1)	7.4	(3.0)
Mark-to-market adjustment on reclassification from AFS to trading account securities						86.0

Operating Revenue	$485.6	$497.6	$475.5	$487.0	$516.0	$506.6	$528.0	$534.4	$526.2

Average capital	$2,411.1	$2,504.9	$2,526.7	$2,262.3	$2,386.7	$2,425.4	$2,532.6	$2,575.1	$2,560.5
Net Income return on average capital	(1.2)%	0.8%	1.1%	14.4%	17.1%	18.1%	11.3%	14.6%	14.2%
Income from operations return on average capital	3.6%	5.7%	9.1%	15.2%	15.8%	15.5%	16.1%	15.8%	17.2%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter	$942.7	$816.0	$824.7	$786.2	$616.3	$721.7	$854.6	$748.7	$1,056.2
Deferral	62.9	50.9	43.6	47.4	58.9	73.5	101.9	105.5	101.5
Amortization	(47.0)	(28.4)	(30.1)	(27.2)	(31.6)	(31.5)	(41.5)	(44.4)	(24.2)

Included in Total Benefits and Expenses	16.0	22.5	13.5	20.2	27.2	42.0	60.4	61.2	77.3
Adjustment related to realized (gains) losses on available-for-sale securities	10.3	16.1	21.8	7.9	(31.8)	(16.7)	(10.2)	(6.0)	(1.8)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(153.1)	(29.9)	(73.9)	(197.9)	109.9	107.6	(113.9)	252.4	(147.2)
Cumulative effect of accounting change							(42.3)

Balance at end-of-quarter	$816.0	$824.7	$786.2	$616.3	$721.7	$854.6	$748.7	$1,056.2	$984.6

Roll Forward of Present Value of In-Force
Balance at beginning-of-quarter	$146.8	$142.7	$122.7	$120.4	$118.3	$115.0	$113.2	$109.4	$106.4
Amortization	(4.1)	(20.0)	(2.3)	(2.1)	(3.3)	(1.8)	(3.3)	(2.9)	(11.5)
Cumulative effect of accounting change							(0.6)

Balance at end-of-quarter	$142.7	$122.7	$120.4	$118.3	$115.0	$113.2	$109.4	$106.4	$94.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Fixed Annuities- Bal Beg-of-Year	$18.111	$18.210	$16.615	$18.004	$20.087	$20.087	$21.220
Gross Deposits	2.563	2.074	3.342	3.672	3.125	2.333	2.379
Withdrawals (incl charges) & deaths	(2.521)	(3.283)	(2.448)	(2.637)	(2.074)	(1.517)	(1.640)

Net flows	0.042	(1.209)	0.894	1.035	1.051	0.816	0.739
Transfer from (to) var annuities	(0.783)	(1.329)	(0.428)	0.108	(0.817)	(0.448)	(0.966)
Interest credited	0.840	0.944	0.923	0.940	0.899	0.676	0.640
Fixed Annuities-Gross	18.210	16.615	18.004	20.087	21.220	21.131	21.633
Reinsurance Ceded	(1.419)	(1.221)	(1.514)	(2.003)	(2.353)	(2.264)	(2.316)

Fixed Annuities-Bal End-of-Year	$16.791	$15.394	$16.491	$18.085	$18.868	$18.868	$19.317

Fixed Annuities Incremental Deposits *	2.310	1.918	3.213	3.600	3.067	2.288	2.328

Variable Annuities-Bal Beg-of-Year	$33.358	$41.493	$39.427	$34.638	$27.438	$27.438	$35.786
Gross Deposits	2.553	3.165	3.067	2.743	3.119	2.032	4.255
Withdrawals (incl charges) & deaths	(3.760)	(4.830)	(3.856)	(3.325)	(3.162)	(2.376)	(2.865)

Net flows	(1.207)	(1.665)	(0.789)	(0.582)	(0.044)	(0.344)	1.390
Transfer from (to) fixed annuities	0.787	1.320	0.428	(0.122)	0.809	0.444	0.928
Invest inc & change in mkt value	8.555	(1.721)	(4.428)	(6.497)	7.583	4.171	0.594

Var Annuities-Bal End-of-Year	$41.493	$39.427	$34.638	$27.438	$35.786	$31.709	$38.698

Variable Annuities Incremental Deposits *	$2.409	$2.667	$2.624	$2.569	$3.019	$1.965	$4.131

Total Annuities - Bal Beg-of-Year	$51.469	$59.703	$56.042	$52.642	$47.525	$47.525	$57.007

Gross Deposits	5.116	5.239	6.409	6.415	6.244	4.365	6.633
Withdrawals (incl charges) & deaths	(6.281)	(8.113)	(6.304)	(5.962)	(5.236)	(3.893)	(4.505)

Net flows	(1.165)	(2.874)	0.105	0.453	1.007	0.472	2.128
Transfers	0.004	(0.009)		(0.013)	(0.008)	(0.003)	(0.038)
Interest credited & change in mkt value	9.395	(0.777)	(3.505)	(5.558)	8.482	4.848	1.234

Total Gross Annuities-Bal End-of-Year	59.703	56.042	52.642	47.525	57.007	52.841	60.331

Reinsurance Ceded	(1.419)	(1.221)	(1.514)	(2.003)	(2.353)	(2.264)	(2.316)

Total Annuities (Net of Ceded) - Bal End-of-Year	$58.284	$54.821	$51.128	$45.522	$54.654	$50.577	$58.016

Total Annuities Incremental Deposits *	4.719	4.585	5.837	6.169	6.086	4.253	6.460

Var Ann Under Agree - Included above	0.719	0.941	1.077	1.186	2.166	1.820	2.692

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.709	$0.459	$1.712	$1.844	$1.415	$1.068	$0.834
Withdrawals	(1.367)	(2.271)	(1.604)	(1.473)	(0.934)	(0.681)	(0.817)

Net Flows	$(0.658)	$(1.812)	$0.108	$0.371	$0.481	$0.387	$0.017

Gross Fixed Account Values				$10.475	$11.440	$11.226	$11.811
Reinsurance Ceded				(2.003)	(2.353)	(2.264)	(2.316)

Net Fixed Account Values				$8.473	$9.087	$8.962	$9.495

Variable Annuities - including fixed portion of variable contracts
Deposits	$4.407	$4.780	$4.697	$4.571	$4.829	$3.297	$5.799
Withdrawals	(4.915)	(5.842)	(4.700)	(4.489)	(4.302)	$(3.212)	(3.688)

Net Flows	$(0.508)	$(1.062)	$(0.003)	$0.082	$0.527	$0.085	$2.111

Variable Account Values				$37.050	$45.781	$41.616	$48.521

Fixed Portion of Variable Contracts
Deposits	$1.853	$1.615	$1.630	$1.828	$1.710	$1.265	$1.545
Withdrawals	(1.154)	(1.012)	(0.844)	(1.164)	(1.140)	(0.836)	(0.823)

Net Flows	$0.699	$0.603	$0.786	$0.664	$0.570	$0.429	$0.722

Fixed Portion of Variable Account Values				$9.612	$9.781	$9.906	$9.822

Average Daily Variable Account Values	$35.932	$41.776	$35.573	$30.826	$30.372	$29.197	$37.467
Annuity Product Spread Information (1)
Net Investment Income (2)	7.22%	7.38%	7.38%	6.98%	6.41%	6.51%	6.30%
Interest Credited to Policyholders	5.13%	5.24%	5.33%	4.87%	4.25%	4.30%	3.93%

Spread (2)	2.09%	2.14%	2.05%	2.11%	2.16%	2.20%	2.37%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets

(and therefore margin) are retained under these agreements.

(2)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 21 bps in the first nine months of 2004, 6 bps in 2003 and 7 bps in 2002.
(3)	YTD 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 8 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Fixed Annuities-Bal Beg-of-Quarter	$17.317	$18.004	$18.178	$18.680	$19.562	$20.087	$20.612	$20.864	$21.132	$21.220	$21.280	$21.476
Gross Deposits	1.218	0.906	0.853	1.091	0.822	0.776	0.778	0.778	0.792	0.817	0.779	0.783
Withdrawals (incl charges) & deaths	(0.562)	(0.730)	(0.551)	(0.825)	(0.531)	(0.524)	(0.501)	(0.492)	(0.557)	(0.571)	(0.515)	(0.554)

Net flows	0.656	0.176	0.302	0.265	0.291	0.253	0.277	0.286	0.235	0.246	0.264	0.228
Transfer from (to) var annuities	(0.213)	(0.232)	(0.032)	0.379	(0.007)	0.046	(0.250)	(0.243)	(0.369)	(0.399)	(0.280)	(0.287)
Interest credited	0.244	0.230	0.231	0.238	0.240	0.226	0.226	0.225	0.223	0.213	0.211	0.215
Fixed Annuities-Gross	18.004	18.178	18.680	19.562	20.087	20.612	20.864	21.132	21.220	21.280	21.476	21.633
Reinsurance Ceded	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)

Fixed Annuities-Bal End-of-Quarter	$16.491	$16.534	$16.910	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317

Fixed Annuities Incremental Deposits *	$1.193	$0.881	$0.839	$1.072	$0.808	$0.753	$0.768	$0.767	$0.779	$0.795	$0.767	$0.767

Variable Annuities-Bal Beg-of-Quarter	$30.506	$34.638	$35.150	$31.206	$25.942	$27.438	$26.474	$30.457	$31.709	$35.786	$37.619	$38.398
Gross Deposits	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424
Withdrawals (incl charges) & deaths	(0.818)	(0.896)	(0.866)	(0.800)	(0.763)	(0.806)	(0.762)	(0.809)	(0.786)	(0.941)	(0.988)	(0.936)

Net flows	(0.025)	(0.088)	(0.079)	(0.197)	(0.217)	(0.158)	(0.178)	(0.009)	0.300	0.465	0.436	0.488
Transfer from (to) fixed annuities	0.213	0.234	0.032	(0.388)	0.000	(0.048)	0.249	0.243	0.365	0.400	0.266	0.262
Invest inc & change in mkt value	3.944	0.366	(3.897)	(4.679)	1.713	(0.759)	3.912	1.018	3.412	0.968	0.076	(0.450)

Var Annuities-Bal End-of-Quarter	$34.638	$35.150	$31.206	$25.942	$27.438	$26.474	$30.457	$31.709	$35.786	$37.619	$38.398	$38.698

Variable Annuities Incremental Deposits *	$0.725	$0.725	$0.744	$0.573	$0.528	$0.629	$0.560	$0.776	$1.053	$1.370	$1.381	$1.380

Total Annuities - Bal Beg-of-Quarter	$47.824	$52.643	$53.329	$49.886	$45.504	$47.525	$47.086	$51.321	$52.841	$57.007	$58.900	$59.874
Gross Deposits	2.011	1.714	1.640	1.694	1.368	1.424	1.363	1.578	1.879	2.223	2.203	2.207
Withdrawals (incl charges) & deaths	(1.380)	(1.626)	(1.417)	(1.626)	(1.294)	(1.329)	(1.263)	(1.301)	(1.343)	(1.512)	(1.503)	(1.490)

Net flows	0.631	0.088	0.223	0.068	0.074	0.095	0.099	0.277	0.536	0.712	0.701	0.716
Transfers		0.002	0.000	(0.009)	(0.006)	(0.002)	(0.002)	0.001	(0.004)	0.001	(0.014)	(0.024)
Interest credited & change in mkt value	4.188	0.596	(3.666)	(4.441)	1.953	(0.532)	4.137	1.243	3.634	1.181	0.288	(0.235)
Total Gross Annuities - Bal End-of-Quarter	52.643	53.329	49.886	45.504	47.525	47.086	51.321	52.841	57.007	58.900	59.874	60.331
Reinsurance Ceded	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)

Total Annuities (Net of Ceded) - Bal End-of-Qtr	$51.129	$51.684	$48.116	$43.591	$45.522	$45.011	$49.152	$50.577	$54.654	$56.549	$57.541	$58.015

Total Annuities Incremental Deposits *	1.918	1.606	1.583	1.645	1.336	1.382	1.328	1.543	1.833	2.165	2.148	2.146

Var Ann Under Agree - Included above	1.077	1.207	1.175	1.083	1.186	1.355	1.637	1.820	2.166	2.463	2.618	2.692
* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.734	$0.505	$0.430	$0.559	$0.351	$0.368	$0.356	$0.344	$0.347	$0.365	$0.249	$0.220
Withdrawals	(0.352)	(0.463)	(0.267)	(0.516)	(0.228)	(0.208)	(0.235)	(0.238)	(0.253)	(0.269)	(0.261)	(0.286)

Net Flows	$0.382	$0.042	$0.163	$0.042	$0.123	$0.160	$0.121	$0.106	$0.094	$0.096	$(0.013)	$(0.066)

Gross Fixed Account Values		$9.761	$10.048	$10.219	$10.475	$10.759	$11.001	$11.226	$11.440	$11.649	$11.755	$11.811
Reinsurance Ceded		(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)

Net Fixed Account Values		$8.116	$8.278	$8.306	$8.473	$8.684	$8.832	$8.962	$9.087	$9.299	$9.422	$9.495

Variable Annuities - including fixed portion of variable contracts
Deposits	$1.277	$1.209	$1.210	$1.135	$1.017	$1.056	$1.007	$1.234	$1.532	$1.859	$1.954	$1.986
Withdrawals	(1.028)	(1.163)	(1.150)	(1.109)	(1.066)	(1.121)	(1.028)	(1.063)	(1.090)	(1.243)	(1.241)	(1.204)

Net Flows	$0.249	$0.046	$0.060	$0.026	$(0.049)	$(0.065)	$(0.022)	$0.172	$0.442	$0.616	$0.713	$0.782

Variable Account Values		$43.568	$39.839	$35.286	$37.050	$36.327	$40.320	$41.616	$45.567	$47.251	$48.120	$48.521

Fixed Portion of Variable Contracts
Deposits	$0.484	$0.401	$0.423	$0.532	$0.472	$0.408	$0.422	$0.434	$0.445	$0.452	$0.530	$0.563
Withdrawals	(0.210)	(0.267)	(0.284)	(0.309)	(0.303)	(0.316)	(0.266)	(0.254)	(0.304)	(0.302)	(0.253)	(0.268)

Net Flows	$0.274	$0.134	$0.139	$0.223	$0.169	$0.093	$0.156	$0.180	$0.141	$0.151	$0.277	$0.294

Fixed Portion of Variable Account Values		$8.418	$8.632	$9.344	$9.612	$9.853	$9.864	$9.906	$9.781	$9.631	$9.721	$9.822

Average Daily Variable Account Values	$33.216	$34.341	$33.502	$28.023	$27.431	$26.907	$29.195	$31.490	$33.897	$37.160	$37.565	$37.675
Annuity Product Spread Information (1)
Net Investment Income (2)(3)	7.26%	7.15%	7.11%	6.87%	6.89%	6.61%	6.49%	6.42%	6.13%	6.43%	6.34%	6.14%
Interest Credited to Policyholders	5.28%	5.14%	4.92%	4.76%	4.72%	4.42%	4.29%	4.20%	4.09%	3.97%	3.93%	3.90%

Spread (2)(3)	1.98%	2.01%	2.18%	2.11%	2.17%	2.19%	2.20%	2.22%	2.04%	2.46%	2.41%	2.24%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 19 bps in the 3rd quarter of 2004, 38 bps in the 2nd quarter of 2004, 7 bps in the 1st quarter of 2004, 15 bps in the 3rd quarter of 2003 and 5 bps in the 2nd quarter of 2003.
(3)	1st quarter 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 27 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Revenue
Premiums	$235.8	$227.3	$212.4	$203.8	$194.9	$142.7	$140.4
Surrender charges	66.3	66.4	66.1	54.1	53.6	37.5	37.6
Mortality assessments	444.6	465.2	499.4	501.5	516.7	388.2	388.2
Expense assessments	165.8	191.8	191.4	199.5	201.8	146.8	150.6
Other revenue and fees	9.8	14.2	17.9	23.7	28.0	19.5	23.4
Net investment income	840.1	871.5	910.2	899.1	911.1	683.0	709.0
Realized gains (losses) on investments	(2.2)	(17.4)	(57.6)	(98.2)	3.6	(16.9)	(12.4)
Gains (losses) on derivatives			0.7	1.5	(3.6)	(0.4)	0.1
Gain (loss) on reinsurance derivative/trading account securities					(0.6)		(2.1)

Total Revenue	1,760.4	1,819.0	1,840.6	1,785.0	1,905.5	1,400.5	1,434.8

Benefits and Expenses
Benefits paid or provided:
Benefits	430.4	411.5	418.6	427.4	416.0	332.8	297.6
Div accum & div to policyholders	81.5	80.8	78.5	76.0	81.6	47.8	53.8
Interest credited to policy bal.	493.8	525.4	569.9	598.6	598.2	450.7	432.6

Total insurance benefits	1,005.8	1,017.8	1,067.0	1,101.9	1,095.8	831.3	784.0
Underwriting, acquisition, insurance and other expenses:
Commissions	163.4	152.8	142.1	139.8	141.8	97.5	94.5
Other volume related expenses	185.6	200.9	176.4	190.4	208.3	145.7	137.3
Operating and administrative expenses	171.2	169.4	166.8	162.2	166.2	120.8	125.7
Restructuring Charges			5.4		19.5	15.3	4.1
Taxes, licenses and fees	51.8	48.5	49.2	53.2	62.2	44.3	36.7
Par policyholder interests	3.3	1.1

Subtotal	575.2	572.6	539.9	545.6	598.0	423.6	398.3
Deferral of acquisition costs			(324.8)	(336.5)	(370.8)	(258.7)	(255.5)
DAC amortization			95.0	105.8	135.5	97.5	157.4

DAC deferral net of amortization	(235.0)	(286.5)	(229.8)	(230.7)	(235.2)	(161.2)	(98.2)
PVIF amortization	58.8	103.7	75.9	73.9	81.4	61.5	65.8

Total underwriting, acquisition, insurance and other expenses	399.1	389.8	385.9	388.8	444.2	324.0	365.9
Goodwill amortization	23.4	23.7	23.7

Total Benefits and Expenses	1,428.2	1,431.4	1,476.6	1,490.8	1,540.1	1,155.3	1,149.9

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	332.2	387.6	364.0	294.2	365.4	245.2	284.9
Federal income taxes	120.6	141.6	129.2	88.1	113.9	75.3	90.6

Income Before Cumulative Effect of Accounting Change	211.5	246.0	234.8	206.1	251.5	169.9	194.3

Cumulative effect of accounting changes			(5.5)		0.6		(2.7)

Net Income	$211.5	$246.0	$229.3	$206.1	$252.1	$169.9	$191.6

Less:
Restructuring charges			(3.5)		(12.7)	(10.0)	(2.7)
Realized gains (losses) on investments	(0.5)	(10.7)	(38.5)	(63.8)	2.3	(11.0)	(8.1)
Gains (losses) on derivatives			1.6	1.0	(2.3)	(0.3)	0.1
Net gain (loss) on reinsurance derivative/trading account securities					(0.4)		(1.4)
Cumulative effect of accounting change			(5.5)		0.6		(2.7)

Income from Operations	$212.0	$256.7	$275.3	$269.0	$264.5	$191.2	$206.3

Effective tax rate on Income from Operations	36.6%	36.6%	35.4%	31.2%	31.4%	31.2%	32.0%
Revenue	$1,760.4	$1,819.0	$1,840.6	$1,785.0	$1,905.5	$1,400.5	$1,434.8
Less:
Realized gains (losses) on investments	(2.2)	(17.4)	(57.6)	(98.2)	3.6	(16.9)	(12.4)
Gains (losses) on derivatives			0.7	1.5	(3.6)	(0.4)	0.1
Gain (loss) on reinsurance derivative/trading account securities					(0.6)		(2.1)

Operating Revenue	$1,762.6	$1,836.4	$1,897.5	$1,881.7	$1,906.1	$1,417.8	$1,449.2

Average capital	$2,712.3	$2,641.3	$2,734.4	$2,846.3	$2,849.9	$2,835.3	$3,002.4
Net Income return on average capital	7.8%	9.3%	8.4%	7.2%	8.8%	8.0%	8.5%
Income from operations return on average capital	7.8%	9.7%	10.1%	9.4%	9.3%	9.0%	9.2%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period			$1,079.3	$1,265.7	$1,424.5	$1,424.5	$1,578.3
Deferral			324.8	336.5	370.8	258.7	255.5
Amortization			(95.0)	(105.8)	(135.5)	(97.5)	(157.4)

Included in Total Benefits and Expenses			229.8	230.7	235.2	161.2	98.2
Adjustment related to realized (gains) losses on available-for-sale securities			43.0	39.7	(31.9)	(20.9)	(11.3)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(89.0)	(130.9)	(49.5)	(81.4)	(21.7)
Other*			2.5	19.3		—	3.0

Balance at end-of-period			$1,265.7	$1,424.5	$1,578.3	$1,483.4	$1,646.4

Roll Forward of Present Value of In-Force
Balance at beginning-of-period			$1,040.5	$964.0	$890.1	$890.1	$808.6
Amortization			(75.9)	(73.9)	(81.4)	(61.5)	(65.8)
Other			(0.7)	(0.0)		—	—

Balance at end-of-period			$964.0	$890.1	$808.6	$828.5	$742.8

*	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002. Year-to-date 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Revenue
Premiums	$48.6	$56.4	$47.8	$49.7	$45.2	$52.2	$47.9	$48.3	$44.3
Surrender charges	13.4	15.5	11.4	12.4	13.7	16.1	13.8	12.7	11.1
Mortality assessments	126.3	127.3	129.7	128.4	130.2	128.4	128.5	129.6	130.1
Expense assessments	49.2	56.3	48.3	49.6	48.9	55.0	49.8	51.0	49.8
Other revenue and fees	5.1	6.2	5.8	7.3	6.4	8.4	7.8	8.2	7.3
Net investment income	224.1	223.3	227.6	229.0	226.4	228.1	235.7	234.9	238.4
Realized gains (losses) on investments	(25.9)	(5.5)	(12.7)	(2.6)	(1.7)	20.5	(3.9)	(5.8)	(2.6)
Gains (losses) on derivatives	0.7	0.1	(0.5)	0.3	(0.3)	(3.1)	—	—	0.1
Gain (loss) on reinsurance derivative/trading account securities						(0.6)	(0.3)		(1.8)

Total Revenue	441.6	479.6	457.5	474.0	468.9	505.0	479.2	478.9	476.8

Benefits and Expenses
Benefits paid or provided:
Benefits	105.2	114.6	103.8	110.5	118.5	83.2	97.4	104.4	95.8
Div accum & div to policyholders	17.2	22.8	14.4	17.6	15.9	33.8	18.5	18.6	16.7
Interest credited to policy bal.	152.6	150.7	150.1	149.8	150.7	147.5	144.8	143.9	143.8

Total insurance benefits	275.1	288.0	268.3	277.9	285.1	264.5	260.7	267.0	256.3
Underwriting, acquisition, insurance and other expenses:
Commissions	31.8	38.6	32.4	30.7	34.4	44.3	31.4	28.2	34.8
Other volume related expenses	45.8	58.3	54.2	43.2	48.3	62.6	46.5	44.8	45.9
Operating and administrative expenses	41.1	44.7	40.6	38.5	41.7	45.4	38.5	40.7	46.5
Restructuring charges			5.5	7.3	2.5	4.2	2.7	0.5	0.9
Taxes, licenses and fees	13.2	11.5	14.4	13.8	16.1	18.0	12.4	11.5	12.8

Subtotal	131.8	153.2	147.1	133.4	143.0	174.4	131.6	125.8	140.9
Deferral of acquisition costs	(78.6)	(101.4)	(91.0)	(79.7)	(88.0)	(112.1)	(83.7)	(81.1)	(90.8)
DAC amortization	23.9	36.3	47.0	29.5	21.1	38.0	48.7	43.8	64.9

DAC deferral net of amortization	(54.8)	(65.1)	(44.0)	(50.2)	(66.9)	(74.1)	(35.0)	(37.3)	(25.9)
PVIF amortization	23.3	17.4	17.4	17.2	26.9	19.9	18.5	17.5	29.8

Total underwriting, acquisition, insurance and other expenses	100.4	105.5	120.5	100.4	103.0	120.2	115.1	105.9	144.9

Total Benefits and Expenses	375.5	393.6	388.8	378.3	388.1	384.8	375.8	372.9	401.2

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	66.1	86.0	68.7	95.7	80.8	120.3	103.4	106.0	75.5

Federal income taxes	19.7	26.5	20.2	30.1	24.9	38.7	33.1	34.0	23.5

Income Before Cumulative Effect of Accounting Change	46.4	59.5	48.5	65.6	55.8	81.6	70.3	72.0	52.0

Cumulative effect of accounting change						0.6	(2.7)

Net Income	$46.4	$59.5	$48.5	$65.6	$55.8	$82.2	$67.5	$72.0	$52.0

Less:
Restructuring charges			(3.6)	(4.7)	(1.6)	(2.7)	(1.8)	(0.4)	(0.6)
Realized gains (losses) on investments	(16.9)	(3.6)	(8.1)	(1.9)	(1.1)	13.4	(2.6)	(3.8)	(1.7)
Gains (losses) on derivatives	0.6	0.1	(0.5)	0.4	(0.2)	(2.0)	—	—	0.1
Net gain (loss) on reinsurance derivative/trading account securities						(0.4)	(0.2)		(1.2)
Cumulative effect of accounting change						0.6	(2.7)

Income from Operations	$62.7	$63.1	$60.7	$71.8	$58.7	$73.4	$74.8	$76.2	$55.4

Effective tax rate on Income from Operations	31.3%	31.0%	30.6%	31.8%	31.1%	31.8%	32.2%	32.2%	31.4%

Revenue	$441.6	$479.6	$457.5	$474.0	$468.9	$505.0	$479.2	$478.9	$476.8
Less:
Realized gains (losses) on investments	(25.9)	(5.5)	(12.7)	(2.6)	(1.7)	20.5	(3.9)	(5.8)	(2.6)
Gains (losses) on derivatives	0.7	0.1	(0.5)	0.3	(0.3)	(3.1)	(0.0)	(0.0)	0.1
Gain (loss) on reinsurance derivative/trading account securities						(0.6)	(0.3)		(1.8)

Operating Revenue	$466.8	$485.0	$470.7	$476.2	$470.8	$488.2	$483.4	$484.8	$481.1

Average capital	$2,857.6	$2,851.5	$2,864.2	$2,792.7	$2,849.0	$2,893.7	$2,927.4	$2,993.5	$3,086.4
Net Income return on average capital	6.5%	8.3%	6.8%	9.4%	7.8%	11.4%	9.2%	9.6%	6.7%
Income from operations return on average capital	8.8%	8.8%	8.5%	10.3%	8.2%	10.1%	10.2%	10.2%	7.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$1,404.9	$1,362.2	$1,424.5	$1,447.7	$1,381.3	$1,483.4	$1,578.3	$1,534.8	$1,734.8
Deferral	78.6	101.4	91.0	79.7	88.0	112.1	83.7	81.1	90.8
Amortization	(23.9)	(36.3)	(47.0)	(29.5)	(21.1)	(38.0)	(48.7)	(43.8)	(64.9)

Included in Total Benefits and Expenses	54.8	65.1	44.0	50.2	66.9	74.1	35.0	37.3	25.9
Adjustment related to realized (gains) losses on available-for-sale securities	11.7	1.0	7.0	(0.3)	(27.6)	(11.0)	(3.8)	(2.4)	(5.1)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(109.3)	(3.7)	(27.9)	(116.3)	62.8	31.9	(77.6)	165.0	(109.0)
Other*							3.0	0.2	(0.1)

Balance at end-of-quarter	$1,362.2	$1,424.5	$1,447.7	$1,381.3	$1,483.4	$1,578.3	$1,534.8	$1,734.8	$1,646.4

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	$930.7	$907.4	$890.1	$872.7	$855.5	$828.5	$808.6	$790.1	$772.6
Amortization	(23.3)	(17.4)	(17.4)	(17.2)	(26.9)	(19.9)	(18.5)	(17.5)	(29.8)
Other		0.1

Balance at end-of-quarter	$907.4	$890.1	$872.7	$855.5	$828.5	$808.6	$790.1	$772.6	$742.8

*	First quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	$229.4	$195.1	$184.7	$356.9	$417.0	$292.4	$286.5
MoneyGuard	113.5	94.1	107.9	138.4	224.7	153.3	177.9

Total	342.9	289.3	292.7	495.3	641.6	445.8	464.4
Variable Universal Life	142.2	218.7	228.6	134.5	79.4	55.0	57.4
Whole Life	23.9	22.4	26.3	30.3	34.4	22.0	28.0
Term	45.9	41.9	30.8	32.3	40.2	29.3	31.5

Total Retail	555.0	572.3	578.4	692.3	795.7	552.2	581.4
Corporate Owned Life Insurance (COLI)	14.7	87.0	47.3	88.1	125.7	96.0	53.3

Total	$569.7	$659.3	$625.6	$780.4	$921.3	$648.2	$634.7

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$188.3	$200.6	$196.1	$201.7	$223.5	$155.0	143.2
Lincoln Financial Distributors	367.9	444.7	413.0	556.3	632.0	436.7	456.3
Other*	13.5	14.0	16.6	22.4	65.8	56.4	35.2

Total by Distribution	$569.7	$659.3	$625.6	$780.4	$921.3	$648.2	$634.7

Life Insurance In-Force (Billions)
Universal Life & Other	$109.288	$115.872	$121.168	$126.016	$129.623	$127.855	$130.989
Term Insurance	85.701	100.130	113.226	127.880	151.717	145.480	167.979

Total Life Segment In-Force	$194.988	$216.002	$234.394	$253.896	$281.340	$273.335	$298.967

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	$65.7	$57.4	$63.8	$98.0	$137.8	$84.5	$93.8	$114.2	$124.5	$95.7	$100.7	$90.1
MoneyGuard	31.9	29.0	35.1	34.9	39.3	46.3	48.9	58.2	71.4	56.2	61.1	60.7

Total	97.5	86.4	98.9	132.9	177.1	130.8	142.7	172.3	195.9	151.9	161.8	150.8
Variable Universal Life	70.2	39.0	42.4	26.1	27.0	24.4	14.1	16.6	24.4	22.5	17.7	17.2
Whole Life	10.4	5.2	6.4	7.7	11.0	6.5	7.1	8.5	12.3	10.8	7.6	9.7
Term	9.1	8.7	8.1	7.3	8.1	9.1	9.6	10.5	10.9	10.5	10.6	10.4

Total Retail	187.2	139.4	155.8	174.0	223.2	170.7	173.5	208.0	243.5	195.6	197.8	188.1
Corporate Owned Life Insurance (COLI)	14.2	6.9	46.6	7.8	26.8	10.6	61.8	23.7	29.6	14.2	9.9	29.2

Total	$201.3	$146.3	$202.4	$181.8	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$68.0	$41.5	$48.3	$46.9	$64.9	$42.1	$46.8	$66.2	$68.5	$47.7	$47.2	$48.2
Lincoln Financial Distributors	129.5	100.9	151.6	132.7	171.1	131.7	148.3	156.8	195.3	151.4	152.9	151.9
Other*	3.8	3.8	2.6	2.2	13.9	7.5	40.2	8.7	9.4	10.6	7.5	17.1

Total by Distribution	$201.3	$146.3	$202.4	$181.8	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3

Insurance In-Force (Billions)
Universal Life & Other	$121.168	$122.316	$123.674	$124.085	$126.016	$126.414	$127.276	$127.855	$129.623	$129.669	$130.294	$130.989
Term Insurance	113.226	117.752	121.076	123.945	127.880	133.251	139.191	145.480	151.717	157.338	162.953	167.979

Total Segment In-Force	$234.394	$240.068	$244.750	$248.030	$253.896	$259.666	$266.467	$273.335	$281.340	$287.007	$293.247	$298.967

*	Other consists of distribution arrangements with third-party intermediaries.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Life Insurance Account Value Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Universal Life-Bal Beg-of-Year	$6.259	$6.650	$6.976	$7.508	$8.211	$8.211	$9.030

Deposits	1.017	0.955	1.043	1.332	1.532	1.092	1.020
Withdrawals & deaths	(0.452)	(0.426)	(0.319)	(0.426)	(0.437)	(0.325)	(0.357)

Net flows	0.564	0.528	0.724	0.906	1.095	0.768	0.663
Policyholder assessments	(0.544)	(0.584)	(0.598)	(0.648)	(0.702)	(0.517)	(0.557)
Interest credited	0.370	0.382	0.405	0.428	0.427	0.321	0.308
Acq of new business/transfers between segments				0.018

Universal Life-Bal End of Year (1)	$6.650	$6.976	$7.508	$8.211	$9.030	$8.782	$9.444

Variable Universal Life-Bal Beg-of-Year	$1.200	$1.605	$1.808	$1.746	$1.690	$1.690	$2.195

Deposits	0.326	0.607	0.584	0.504	0.448	0.325	0.369
Withdrawals & deaths	(0.099)	(0.132)	(0.251)	(0.193)	(0.208)	(0.135)	(0.204)

Net flows	0.228	0.475	0.332	0.311	0.240	0.190	0.165
Policyholder assessments	(0.084)	(0.141)	(0.170)	(0.186)	(0.191)	(0.143)	(0.144)
Invest inc & chg in mkt value	0.370	(0.130)	(0.225)	(0.313)	0.457	0.253	0.060
Acq of new business/transfers between segments	(0.110)			0.132

Variable Universal Life -Bal End-of-Year	$1.605	$1.808	$1.746	$1.690	$2.195	$1.991	$2.275

Interest Sensitive Whole Life - Bal Beg-of-Year	$1.784	$1.963	$2.062	$2.123	$2.186	$2.186	$2.195

Deposits	0.355	0.322	0.307	0.301	0.279	0.181	0.168
Withdrawals & deaths	(0.162)	(0.168)	(0.200)	(0.199)	(0.236)	(0.163)	(0.157)

Net flows	0.193	0.154	0.107	0.103	0.043	0.018	0.011
Policyholder assessments	(0.168)	(0.168)	(0.164)	(0.167)	(0.159)	(0.112)	(0.108)
Interest credited	0.109	0.113	0.118	0.127	0.125	0.094	0.095
Acq of new business/transfers between segments	0.045

Int Sensitive Whole Life-Bal End -of -Year	$1.963	$2.062	$2.123	$2.186	$2.195	$2.185	$2.193

Total Segment - Life Insurance Account Values
Bal Beg-of-Year	$9.243	$10.217	$10.847	$11.377	$12.086	$12.086	$13.420

Deposits	1.698	1.884	1.934	2.138	2.259	1.598	1.557
Withdrawals & deaths	(0.713)	(0.727)	(0.771)	(0.818)	(0.881)	(0.622)	(0.718)

Net flows	0.985	1.158	1.163	1.320	1.377	0.976	0.839
Policyholder assessments	(0.795)	(0.893)	(0.931)	(1.002)	(1.053)	(0.772)	(0.809)
Invest inc & change in market value	0.849	0.364	0.299	0.241	1.009	0.668	0.463
Acq of new business/transfers between segments	(0.065)			0.150

Total Segment -Bal End-of-Year	$10.217	$10.847	$11.377	$12.086	$13.420	$12.958	$13.912

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)			7.63%	7.30%	6.97%	7.06%	6.73%
Interest Credited to Policyholders			5.86%	5.77%	5.36%	5.43%	4.88%

Spread (3)(4)			1.77%	1.53%	1.61%	1.63%	1.84%

Traditional Products
Net Investment Income (3)(4)			7.49%	7.42%	6.99%	7.09%	6.98%

(1)	Includes fixed investment option of VUL products.
(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.

Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets.

As of year ends 2001, 2002, and 2003, interest sensitive products represented 86%, 87%, and 88%, respectively, of total interest sensitive and traditional non-par earning assets.

(3)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 23 bps in the first nine months of 2004, 3 bps in 2003, 4 bps in 2002, and 6 bps in 2001.

The impact for traditional products was 21 bps in the first nine months of 2004, 6 bps in 2003, 5 bps in 2002, and 13 bps in 2001.

(4)	YTD 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 13 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 36 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Life Insurance Account Value Roll Forward

Unaudited [Billions of Dollars]

	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Universal Life-Bal Beg-of-Quarter	$7.315	$7.508	$7.622	$7.838	$7.987	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308

Deposits	0.314	0.248	0.364	0.310	0.410	0.316	0.350	0.426	0.440	0.342	0.345	0.333
Withdrawals & deaths	(0.073)	(0.097)	(0.096)	(0.108)	(0.125)	(0.107)	(0.101)	(0.117)	(0.113)	(0.117)	(0.128)	(0.112)

Net flows	0.241	0.150	0.268	0.201	0.286	0.210	0.249	0.309	0.327	0.225	0.217	0.221
Policyholder assessments	(0.153)	(0.158)	(0.158)	(0.162)	(0.170)	(0.168)	(0.171)	(0.178)	(0.185)	(0.183)	(0.187)	(0.188)
Interest credited	0.105	0.104	0.106	0.110	0.108	0.106	0.106	0.108	0.106	0.103	0.102	0.103
Acq of new business/transfers between segments		0.018

Universal Life-Bal End-of-Quarter (1)	$7.508	$7.622	$7.838	$7.987	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444

Variable Universal Life-Bal Beg of Quarter	$1.527	$1.746	$1.919	$1.776	$1.575	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277

Deposits	0.186	0.129	0.147	0.102	0.126	0.118	0.114	0.093	0.123	0.106	0.108	0.156
Withdrawals & deaths	(0.088)	(0.055)	(0.057)	(0.034)	(0.047)	(0.036)	(0.050)	(0.048)	(0.074)	(0.073)	(0.042)	(0.089)

Net flows	0.098	0.074	0.090	0.068	0.079	0.082	0.064	0.045	0.049	0.032	0.066	0.067
Policyholder assessments	(0.045)	(0.047)	(0.046)	(0.046)	(0.047)	(0.049)	(0.048)	(0.046)	(0.049)	(0.048)	(0.048)	(0.048)
Invest inc & chg in mkt value	0.166	0.013	(0.186)	(0.224)	0.083	(0.034)	0.225	0.062	0.204	0.070	0.011	(0.021)
Acq of new business/transfers between segments	—	0.1	—	—		—	—	—	—	—	—	—

Variable Universal Life - Bal End-of-Quarter	$1.746	$1.919	$1.776	$1.575	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275

Interest Sensitive Whole Life - Bal Beg-of-Quarter	$2.096	$2.123	$2.126	$2.145	$2.164	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185

Deposits	0.105	0.063	0.066	0.073	0.100	0.051	0.062	0.067	0.098	0.054	0.055	0.059
Withdrawals & deaths	(0.061)	(0.051)	(0.039)	(0.045)	(0.063)	(0.046)	(0.050)	(0.066)	(0.073)	(0.063)	(0.047)	(0.047)

Net flows	0.044	0.012	0.026	0.027	0.037	0.005	0.012	0.001	0.026	(0.009)	0.008	0.012
Policyholder assessments	(0.047)	(0.042)	(0.039)	(0.040)	(0.046)	(0.036)	(0.038)	(0.039)	(0.047)	(0.036)	(0.036)	(0.036)
Interest credited	0.030	0.033	0.032	0.031	0.031	0.030	0.032	0.032	0.031	0.032	0.031	0.032

Int Sensitive Whole Life-Bal End-of-Quarter	$2.123	$2.126	$2.145	$2.164	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193

Total Segment - Life Insurance Account Values
Bal Beg-of-Quarter	$10.939	$11.377	$11.667	$11.759	$11.726	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770

Deposits	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548
Withdrawals & deaths	(0.222)	(0.204)	(0.192)	(0.187)	(0.234)	(0.190)	(0.202)	(0.231)	(0.259)	(0.254)	(0.217)	(0.248)

Net flows	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300
Policyholder assessments	(0.246)	(0.246)	(0.244)	(0.248)	(0.263)	(0.252)	(0.257)	(0.262)	(0.280)	(0.267)	(0.271)	(0.272)
Invest inc & change in market value	0.301	0.151	(0.049)	(0.082)	0.222	0.103	0.363	0.202	0.341	0.205	0.145	0.114
Acq of new business/transfers between segments	—	0.1	—	—	—	—	—	—	—	—	—	—

Total Segment- Bal End-of-Quarter	$11.377	$11.667	$11.759	$11.726	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)	7.60%	7.47%	7.39%	7.26%	7.15%	7.21%	7.09%	6.90%	6.73%	6.84%	6.70%	6.62%
Interest Credited to Policyholders	5.90%	5.82%	5.83%	5.82%	5.63%	5.56%	5.43%	5.37%	5.12%	4.97%	4.89%	4.79%

Spread (3)(4)	1.70%	1.65%	1.56%	1.44%	1.52%	1.65%	1.65%	1.53%	1.61%	1.87%	1.81%	1.83%

Traditional Products
Net Investment Income (3)(4)	7.51%	7.42%	7.37%	7.58%	7.28%	7.16%	7.13%	6.99%	6.72%	7.33%	6.61%	6.97%

(1)	Includes fixed investment option of VUL products.
(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of September 30, 2004, interest sensitive products represented 88.3% of total interest sensitive and traditional non-par earning assets.
(3)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 29 bps in the 3rd quarter of 2004, 32 bps in the 2nd quarter of 2004, 7 bps in the 1st quarter of 2004, and 8 bps in the 2nd quarter of 2003. There was an impact on traditional products of 59 bps in the 3rd quarter of 2004, 5 bps in the 2nd quarter of 2004, no impact during the 1st quarter of 2004, and no impact during the 2nd quarter of 2003.
(4)	First quarter 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 25 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 72 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Revenue

Investment advisory fees - External	$248.6	$231.6	$197.2	$183.3	$205.0	$146.8	$196.5
Investment advisory fees - Insurance-related Assets	103.0	112.4	105.0	97.7	101.2	75.0	79.0
Other revenue and fees	106.6	115.9	99.2	87.0	117.9	81.1	92.2
Net investment income	56.9	57.7	53.6	50.5	49.9	37.4	39.4
Realized gains (losses) on investments	(0.1)	(3.9)	(3.7)	(5.4)	0.4	(0.1)	(0.9)
Sale of subsidiary							110.3

Total Revenue	514.9	513.7	451.2	413.1	474.4	340.2	516.6

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	369.6	424.9	410.2	393.2	414.6	301.3	330.9
Restructuring charges	12.5	7.1	0.6	(0.4)	7.1	5.3	1.6
Taxes, licenses and fees	10.3	11.6	16.8	13.0	10.3	8.2	14.0

Subtotal	392.4	443.6	427.5	405.8	431.9	314.8	346.4
Other intangibles amortization	17.7	16.3	10.8	8.2	7.9	6.0	5.9

Total underwriting, acquisition, insurance and other expenses	410.1	459.9	438.3	414.0	439.8	320.7	352.3
Goodwill amortization	16.2	16.2	16.2

Total Benefits and Expenses	426.3	476.1	454.6	414.0	439.8	320.7	352.3

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	88.6	37.6	(3.3)	(0.9)	34.6	19.4	164.2

Federal income taxes	37.0	19.8	5.5	0.5	4.5	7.5	81.6

Income Before Cumulative Effect of Accounting Change	51.6	17.9	(8.9)	(1.4)	30.2	12.0	82.6

Cumulative effect of accounting change			(0.1)

Net Income	$51.6	$17.9	$(9.0)	$(1.4)	$30.2	$12.0	$82.6

Less:
Realized gains (losses) on investments	(0.1)	(2.5)	(2.4)	(3.5)	0.3	(0.1)	(0.6)
Gain on sale of subsidiary							45.8
Restructuring charges	(9.2)	(4.6)	(0.4)	0.3	(4.6)	(3.5)	(1.0)
Cumulative effect of accounting change			(0.1)

Income from Operations	$61.0	$25.0	$(6.1)	$1.8	$34.5	$15.5	$38.3

Net Income-before
- Goodwill Amortization	$67.9	$34.1	$7.3	$(1.4)	$30.2	$12.0	$82.6
- Goodwill & Intang. Amort.	$79.4	$44.7	$14.3	$3.9	$35.3	$15.8	$86.4

Income from Operations-before
- Goodwill Amortization	$77.2	$41.3	$10.1	$1.8	$34.5	$15.5	$38.3
- Goodwill & Intang. Amort	$88.7	$51.8	$17.1	$7.2	$39.7	$19.4	$42.2

Revenue	$514.9	$513.7	$451.2	$413.1	$474.4	$340.2	$516.6
Less:
Realized gains (losses) on investments	(0.1)	(3.9)	(3.7)	(5.4)	0.4	(0.1)	(0.9)
Sale of subsidiary							110.3

Operating Revenue	$515.0	$517.6	$454.9	$418.5	$474.0	$340.3	$407.2

Average Capital (Securities at Cost)	$593.7	$582.0	$557.0	$581.2	$602.4	$595.5	$632.1
Net Income return on average capital	8.7%	3.1%	(1.6)%	(0.2)%	5.0%	2.7%	17.4%
Inc. from oper. return on average capital	10.3%	4.3%	(1.1)%	0.3%	5.7%	3.5%	8.1%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Revenue
Investment advisory fees - External	$42.9	$44.7	$44.2	$49.4	$53.2	$58.3	$62.7	$66.4	$67.4
Investment advisory fees - Insurance-related Assets	24.1	24.2	24.1	25.4	25.5	26.2	26.5	26.1	26.4
Other revenue and fees	19.9	22.1	22.0	29.5	29.5	36.9	33.7	31.9	26.6
Net investment income	12.4	12.7	12.1	12.1	13.2	12.5	12.2	14.6	12.7
Realized gains (losses) on investments	(1.8)	(1.5)	(0.4)	0.1	0.2	0.5	(2.3)	1.8	(0.3)
Sale of subsidiary									110.3

Total Revenue	97.5	102.2	102.1	116.4	121.7	134.3	132.9	140.8	242.9

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	99.4	95.8	95.2	104.4	101.6	113.3	111.1	111.5	108.3
Restructuring charges	(0.4)				5.3	1.7	1.5	—	—
Taxes, licenses and fees	1.9	2.4	3.0	2.8	2.4	2.1	3.9	5.5	4.6

Subtotal	100.9	98.2	98.2	107.2	109.3	117.1	116.5	117.0	112.9
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	102.9	100.2	100.2	109.2	111.3	119.1	118.5	118.9	114.8

Total Benefits and Expenses	102.9	100.2	100.2	109.2	111.3	119.1	118.5	119.0	114.8

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(5.4)	2.0	1.9	7.2	10.3	15.2	14.4	21.8	128.1

Federal income taxes	(1.5)	0.9	0.8	2.6	4.0	(3.0)	4.3	7.3	70.0

Income Before Cumulative Effect of Accounting Change	(3.9)	1.1	1.0	4.6	6.3	18.2	10.0	14.5	58.1

Cumulative effect of accounting change

Net Income	$(3.9)	$1.1	$1.0	$4.6	$6.3	$18.2	$10.0	$14.5	$58.1

Less:
Realized gains (losses) on investments	(1.2)	(0.9)	(0.3)	0.0	0.1	0.3	(1.5)	1.2	(0.2)
Gain on sale of subsidiary									45.8
Restructuring charges	0.3	0.0			(3.5)	(1.1)	(1.0)	—	—

Income from Operations	$(3.0)	$2.1	$1.3	$4.5	$9.7	$19.0	$12.5	$13.4	$12.5

Net Income - before
Intangible Amortization	$(2.6)	$2.4	$2.4	$5.8	$7.6	$19.5	$11.3	$15.8	$59.3
Income from Operations - before
Intangible Amortization	$(1.7)	$3.4	$2.6	$5.8	$11.0	$20.3	$13.8	$14.6	$13.8

Revenue	$97.5	$102.2	$102.1	$116.4	$121.7	$134.3	$132.9	$140.8	$242.9
Less:
Realized gains (losses) on investments	(1.8)	(1.5)	(0.4)	0.1	0.2	0.5	(2.3)	1.8	(0.3)
Sale of Subsidiary									110.3

Operating Revenue	$99.3	$103.6	$102.5	$116.3	$121.4	$133.8	$135.2	$139.0	$133.0

Average Capital (Securities at Cost)	$586.3	$588.8	$597.7	$588.6	$600.4	$623.0	$634.2	$634.8	$627.2
Net Income return on average capital	(2.6%)	0.8%	0.7%	3.1%	4.2%	11.7%	6.3%	9.1%	37.0%
Income from operations return on average capital	(2.0%)	1.4%	0.9%	3.1%	6.4%	12.2%	7.9%	8.4%	8.0%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Retail Fixed - Bal Beg-of-Period	$8.218	$7.422	$6.605	$7.118	$7.631	$7.631	$8.186
Fund Sales	0.991	0.769	0.876	1.218	1.792	1.336	1.389
Redemptions	(1.424)	(1.401)	(1.051)	(1.182)	(1.442)	(1.081)	(1.221)
Net Money Market	(0.111)	(0.207)	(0.046)	(0.050)	(0.028)	(0.014)	(0.093)
Transfers	0.177	(0.168)	0.405	0.206	(0.168)	(0.080)	(0.173)

Net Flows	(0.367)	(1.007)	0.184	0.192	0.154	0.162	(0.098)
Market	(0.429)	0.096	0.330	0.321	0.401	0.290	0.165
Transfer of Assets Under Administration(1)		0.094					(0.194)

Balance End-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186	$8.083	$8.060

Retail Equity - Bal Beg-of-Period	$22.081	$23.384	$21.525	$17.990	$14.917	$14.917	$20.887
Fund Sales	3.270	4.116	2.817	4.477	3.791	2.581	5.084
Redemptions	(4.972)	(4.431)	(2.838)	(3.690)	(2.830)	(2.120)	(3.101)
Net Money Market	(0.001)	0.001
Transfers	(0.144)	(0.178)	(0.538)	(0.173)	0.156	0.064	0.080

Net Flows	(1.847)	(0.492)	(0.560)	0.614	1.117	0.524	2.063
Market	3.150	(1.709)	(2.975)	(3.688)	4.854	2.520	0.571
Sale of subsidiary/Transfer of Assets Under Administration (1) (2)		0.342					(0.901)

Balance at End-of-Period	$23.384	$21.525	$17.990	$14.917	$20.887	$17.961	$22.620

Total Retail - Bal Beg-of-Period	$30.299	$30.807	$28.129	$25.108	$22.547	$22.547	$29.073
Retail Sales-Annuities	1.561	1.782	1.701	2.751	2.151	1.589	2.020
Retail Sales-Mutual Funds	2.151	2.577	1.523	1.829	2.315	1.652	2.314
Retail Sales-Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116	0.676	2.139

Total Retail Sales	4.261	4.885	3.693	5.695	5.583	3.917	6.473
Redemptions	(6.396)	(5.832)	(3.889)	(4.873)	(4.272)	(3.201)	(4.322)
Net Money Market	(0.112)	(0.206)	(0.046)	(0.050)	(0.028)	(0.014)	(0.093)
Transfers	0.033	(0.346)	(0.133)	0.033	(0.012)	(0.016)	(0.093)

Net Flows	(2.214)	(1.500)	(0.375)	0.806	1.271	0.686	1.965
Market	2.721	(1.613)	(2.646)	(3.366)	5.255	2.810	0.736
Sale of subsidiary/Transfer of Assets Under Administration (1) (2)		0.435					(1.095)

Balance at End-of-Period(1) (2)	$30.807	$28.129	$25.108	$22.547	$29.073	$26.044	$30.680

Institutional Fixed - Bal Beg-of-Period	$6.955	$6.936	$6.111	$5.489	$7.237	$7.237	$8.399
Inflows	2.001	0.771	0.643	2.281	1.937	1.274	3.034
Withdrawals/Terminations	(1.700)	(1.973)	(1.229)	(1.146)	(1.226)	(0.722)	(0.516)
Transfers	(0.001)	(0.005)	0.017	0.004	0.005	0.005	0.008

Net Flows (2)	0.300	(1.207)	(0.569)	1.139	0.716	0.557	2.525
Market	(0.319)	0.382	(0.053)	0.608	0.447	0.284	0.105
Sale of Subsidiary (2)							(3.124)

Balance at End-of-Period (2)	$6.936	$6.111	$5.489	$7.237	$8.399	$8.077	$7.906

Institutional Equity - Bal Beg-of-Period	$24.236	$23.632	$19.114	$17.815	$16.711	$16.711	$25.322
Inflows	5.249	2.730	3.183	2.913	3.922	2.607	5.779
Withdrawals/Terminations	(7.800)	(7.209)	(2.879)	(1.991)	(2.178)	(1.760)	(3.250)
Transfers	0.012	(0.008)	0.035	0.045	0.018	0.013	0.028

Net Flows	(2.539)	(4.486)	0.338	0.967	1.762	0.861	2.557
Market	1.935	(0.031)	(1.637)	(2.071)	6.849	3.436	1.274
Sale of Subsidiary (2)							(18.664)

Balance at End-of-Period	$23.632	$19.114	$17.815	$16.711	$25.322	$21.008	$10.490

Total Institutional - Bal Beg-of-Period	$31.191	$30.568	$25.225	$23.305	$23.948	$23.948	$33.722
Inflows	7.250	3.501	3.826	5.194	5.859	3.881	8.813
Withdrawals/Terminations	(9.500)	(9.182)	(4.109)	(3.137)	(3.404)	(2.482)	(3.766)
Transfers	0.011	(0.013)	0.052	0.050	0.023	0.018	0.036

Net Flows	(2.239)	(5.693)	(0.231)	2.106	2.478	1.417	5.083
Market	1.616	0.351	(1.690)	(1.463)	7.296	3.720	1.378
Sale of Subsidiary (2)							(21.787)

Balance at End-of-Period	$30.568	$25.225	$23.305	$23.948	$33.722	$29.085	$18.396

Total Retail/Institutional - At End-of-Period	$61.375	$53.355	$48.412	$46.495	$62.794	$55.129	$49.076

Insurance-related Assets - At End-of-Period	$35.934	$35.686	$38.119	$41.104	$43.024	$42.984	$44.047

Total Retail/Inst - Net Flows	$(4.453)	$(7.193)	$(0.606)	$2.912	$3.749	$2.104	$7.048

Total Assets Under Management At End-of-Period	$97.309	$89.041	$86.531	$87.599	$105.818	$98.113	$93.123

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000. In the third quarter of 2004, Investment Management outsourced its mutual fund 401(k) record-keeping business. As a result, the third quarter of 2004 had net outflows of approximately $0.776 billion of assets under administration. Assets under administration were $0.250 billion at September 31, 2004.
(2)	In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 27A for assets under management without the London-based international investment unit.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

						YTD Sep 2003	YTD Sep 2004
	1999	2000	2001	2002	2003
Retail Fixed - Bal Beg-of-Period	$8.218	$7.422	$6.605	$7.118	$7.631	$7.631	$8.186

Fund Sales	0.991	0.769	0.876	1.218	1.792	1.336	1.389
Redemptions	(1.424)	(1.401)	(1.051)	(1.182)	(1.442)	(1.081)	(1.221)
Net Money Market	(0.111)	(0.207)	(0.046)	(0.050)	(0.028)	(0.014)	(0.093)
Transfers	0.177	(0.168)	0.405	0.206	(0.168)	(0.080)	(0.173)

Net Flows	(0.367)	(1.007)	0.184	0.192	0.154	0.162	(0.097)
Market	(0.429)	0.096	0.330	0.321	0.401	0.290	0.165
Transfer of Assets Under Administration (1)		0.094					(0.194)

Balance End-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186	$8.083	$8.060

Retail Equity - Bal Beg-of-Period	$22.081	$23.384	$21.525	$17.990	$14.624	$14.624	$20.564
Fund Sales	3.270	4.116	2.817	4.182	3.780	2.572	5.079
Redemptions	(4.972)	(4.431)	(2.838)	(3.684)	(2.765)	(2.071)	(3.071)
Net Money Market	(0.001)	0.001
Transfers	(0.144)	(0.178)	(0.538)	(0.173)	0.156	0.064	0.080

Net Flows	(1.847)	(0.492)	(0.560)	0.325	1.171	0.565	2.087
Market	3.150	(1.709)	(2.975)	(3.691)	4.769	2.484	0.550
Transfer of Assets Under Administration (1)		0.342					(0.582)

Balance at End-of-Period	$23.384	$21.525	$17.990	$14.624	$20.564	$17.673	$22.620

Total Retail - Bal Beg-of-Period	$30.299	$30.807	$28.129	$25.108	$22.255	$22.255	$28.750

Retail Sales-Annuities	1.561	1.782	1.701	2.456	2.140	1.580	2.015
Retail Sales-Mutual Funds	2.151	2.577	1.523	1.829	2.315	1.652	2.314
Retail Sales-Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116	0.676	2.139

Total Retail Sales	4.261	4.885	3.693	5.399	5.572	3.908	6.468
Redemptions	(6.396)	(5.832)	(3.889)	(4.867)	(4.207)	(3.152)	(4.292)
Net Money Market	(0.112)	(0.206)	(0.046)	(0.050)	(0.028)	(0.014)	(0.093)
Transfers	0.033	(0.346)	(0.133)	0.033	(0.012)	(0.016)	(0.093)

Net Flows	(2.214)	(1.500)	(0.375)	0.517	1.325	0.727	1.991
Market	2.721	(1.613)	(2.646)	(3.370)	5.171	2.774	0.715
Transfer of Assets Under Administration (1)		0.435					(0.776)

Balance at End-of-Period	$30.807	$28.129	$25.108	$22.255	$28.750	$25.756	$30.680

Institutional Fixed - Bal Beg-of-Period	$3.461	$4.013	$3.590	$3.377	$5.147	$5.147	$5.981

Inflows	1.591	0.455	0.388	2.177	1.540	1.189	2.256
Withdrawals/Terminations	(1.021)	(1.248)	(0.586)	(0.541)	(0.635)	(0.399)	(0.374)
Transfers	(0.001)	(0.005)	0.017	0.004	(0.126)	(0.153)	0.008

Net Flows	0.570	(0.798)	(0.181)	1.640	0.779	0.636	1.889
Market	(0.018)	0.375	(0.032)	0.130	0.055	0.051	0.036

Balance at End-of-Period	$4.013	$3.590	$3.377	$5.147	$5.981	$5.834	$7.906

Institutional Equity - Bal Beg-of-Period	$18.686	$13.909	$9.664	$8.186	$7.201	$7.201	$10.318

Inflows	2.022	1.469	1.555	1.532	1.780	1.257	1.905
Withdrawals/Terminations	(7.484)	(5.784)	(2.334)	(1.333)	(1.161)	(0.930)	(2.095)
Transfers	0.012	(0.008)	0.035	0.045	0.034	0.013	0.090

Net Flows	(5.450)	(4.323)	(0.744)	0.245	0.653	0.340	(0.100)
Market	0.674	0.078	(0.735)	(1.229)	2.463	1.285	0.272

Balance at End-of-Period	$13.909	$9.664	$8.186	$7.201	$10.318	$8.826	$10.490

Total Institutional - Bal Beg-of-Period	$22.147	$17.923	$13.255	$11.562	$12.348	$12.348	$16.299

Inflows	3.614	1.924	1.943	3.709	3.320	2.446	4.161
Withdrawals/Terminations	(8.505)	(7.032)	(2.920)	(1.874)	(1.796)	(1.329)	(2.470)
Transfers	0.011	(0.013)	0.052	0.050	(0.092)	(0.140)	0.097

Net Flows	(4.880)	(5.120)	(0.925)	1.885	1.433	0.976	1.789
Market	0.656	0.453	(0.767)	(1.099)	2.518	1.336	0.308

Balance at End-of-Period	$17.923	$13.255	$11.562	$12.348	$16.299	$14.660	$18.396

Total Retail/Institutional - At End-of-Period	$48.729	$41.384	$36.670	$34.602	$45.049	$40.416	$49.076

Insurance-related Assets - At End-of-Period	$35.934	$35.686	$38.119	$41.104	$43.024	$42.984	$44.047

Total Retail/Inst - Net Flows	$(7.094)	$(6.620)	$(1.301)	$2.402	$2.757	$1.702	$3.780

Total Assets Under Management At End-of-Period	$84.663	$77.070	$74.789	$75.706	$88.072	$83.400	$93.123

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000. In the third quarter of 2004, Investment Management outsourced its mutual fund 401(k) record-keeping business. As a result, the third quarter of 2004 had net outflows of approximately $0.776 billion of assets under administration. Assets under administration were $0.250 billion at September 31, 2004.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Retail Fixed - Bal-Beg-of-Qtr	$7.203	$7.118	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152
Fund Sales	0.218	0.292	0.272	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425
Redemptions	(0.242)	(0.289)	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)
Net Money Market	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)
Transfers	(0.027)	(0.041)	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)

Net Flows	(0.083)	(0.041)	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)
Market	(0.002)	0.009	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207
Transfer of Assets Under Administration(1)												(0.194)

Balance at End-of-Qtr	$7.118	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060

Retail Equity - Bal-Beg-of-Qtr	$15.873	$17.990	$18.255	$16.613	$13.705	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223
Fund Sales	0.580	0.908	1.084	1.140	1.345	0.717	0.813	1.051	1.210	1.938	1.666	1.480
Redemptions	(0.607)	(0.791)	(0.881)	(1.137)	(0.881)	(0.803)	(0.612)	(0.706)	(0.710)	(0.992)	(1.028)	(1.081)
Net Money Market
Transfers	0.019	0.014	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085

Net Flows	(0.008)	0.130	0.182	(0.126)	0.428	(0.145)	0.213	0.457	0.592	0.944	0.634	0.485
Market	2.125	0.134	(1.824)	(2.782)	0.784	(0.486)	2.408	0.598	2.334	0.715	0.044	(0.188)
Sale of Subsidiary/Transfer of Assets Under Administration (1) (2)												(0.901)

Balance at End-of-Qtr	$17.990	$18.255	$16.613	$13.705	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620

Total Retail - Bal-Beg-of-Qtr	$23.076	$25.108	$25.340	$23.779	$21.219	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375
Retail Sales-Annuities	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600
Retail Sales-Mutual Funds	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680
Retail Sales-Managed Acct. & Other	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625

Total Retail Sales	0.798	1.200	1.356	1.465	1.673	1.141	1.282	1.494	1.666	2.451	2.117	1.905
Redemptions	(0.850)	(1.081)	(1.186)	(1.414)	(1.192)	(1.130)	(0.930)	(1.141)	(1.071)	(1.409)	(1.491)	(1.422)
Net Money Market	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)
Transfers	(0.009)	(0.027)	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)

Net Flows	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381
Market	2.123	0.143	(1.728)	(2.608)	0.826	(0.369)	2.601	0.578	2.444	0.818	(0.101)	0.019
Sale of Subsidiary/Transfer of Assets Under Administration (1) (2)												(1.095)

Balance at End-of-Qtr	$25.108	$25.340	$23.779	$21.219	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680

Institutional Fixed - Bal-Beg-of-Qtr	$5.640	$5.489	$6.018	$6.844	$7.207	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906
Inflows	0.080	0.804	0.663	0.530	0.283	0.592	0.126	0.556	0.663	0.806	1.281	0.947
Withdrawals/Terminations	(0.192)	(0.239)	(0.161)	(0.308)	(0.438)	(0.308)	(0.188)	(0.226)	(0.503)	(0.218)	(0.135)	(0.163)
Transfers	0.002	(0.001)	0.000	0.007	(0.002)	0.002	0.003	(0.000)	(0.000)	0.005	0.002	0.001

Net Flows	(0.109)	0.565	0.503	0.229	(0.157)	0.286	(0.059)	0.330	0.160	0.593	1.148	0.784
Market	(0.041)	(0.036)	0.323	0.134	0.187	0.083	0.207	(0.006)	0.163	0.036	(0.271)	0.339
Sale of Subsidiary (2)												(3.124)

Balance at End-of-Qtr	$5.489	$6.018	$6.844	$7.207	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906

Institutional Equity - Bal-Beg-of-Qtr	$16.242	$17.815	$18.644	$18.120	$14.937	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362
Inflows	0.615	0.672	0.569	0.631	1.040	0.494	0.727	1.386	1.315	1.817	2.049	1.912
Withdrawals/Terminations	(0.624)	(0.512)	(0.635)	(0.523)	(0.322)	(0.459)	(0.381)	(0.921)	(0.419)	(0.762)	(1.161)	(1.327)
Transfers	0.016	0.006	0.018	0.011	0.010	0.008	0.002	0.003	0.005	0.012	0.006	0.010

Net Flows	0.007	0.167	(0.047)	0.119	0.728	0.044	0.348	0.469	0.901	1.068	0.895	0.595
Market	1.567	0.661	(0.476)	(3.302)	1.046	(0.835)	3.339	0.932	3.413	0.798	0.280	0.196
Sale of Subsidiary (2)												(18.664)

Balance at End-of-Qtr	$17.815	$18.644	$18.120	$14.937	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490

Total Institutional - Bal-Beg-of-Qtr	$21.881	$23.305	$24.661	$24.963	$22.143	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268
Inflows	0.696	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.859
Withdrawals/Terminations	(0.816)	(0.751)	(0.796)	(0.831)	(0.760)	(0.767)	(0.568)	(1.147)	(0.922)	(0.980)	(1.296)	(1.490)
Transfers	0.018	0.006	0.019	0.017	0.008	0.010	0.005	0.003	0.005	0.017	0.008	0.011

Net Flows	(0.103)	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379
Market	1.526	0.625	(0.153)	(3.168)	1.233	(0.752)	3.546	0.926	3.576	0.834	0.009	0.535
Sale of Subsidiary (2)												(21.787)

Balance at End-of-Qtr	$23.305	$24.661	$24.963	$22.143	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396

Total Retail/Inst - At End-of-Qtr	$48.412	$50.002	$48.742	$43.362	$46.495	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076

Insurance-related Assets-End-of-Qtr	$38.119	$37.171	$38.476	$40.416	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047

Total Retail/Inst - Net Flows	$(0.194)	$0.821	$0.622	$0.396	$1.074	$0.344	$0.591	$1.169	$1.645	$2.629	$2.660	$1.760

Total Assets Under Management At End-of-Qtr	$86.531	$87.172	$87.218	$83.778	$87.599	$87.848	$96.313	$98.113	$105.818	$111.081	$112.172	$93.123

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000. In the third quarter of 2004, Investment Management outsourced its mutual fund 401(k) record-keeping business. As a result, the third quarter of 2004 had net outflows of approximately $0.776 billion of assets under administration. Assets under administration were $0.250 billion at September 31, 2004.
(2)	In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 28A for assets under management without the London-based international investment unit.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Retail Fixed - Bal-Beg-of-Qtr	$7.203	$7.118	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152
Fund Sales	0.218	0.292	0.272	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425
Redemptions	(0.242)	(0.289)	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)
Net Money Market	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)
Transfers	(0.027)	(0.041)	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)

Net Flows	(0.083)	(0.041)	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)
Market	(0.002)	0.009	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207
Transfer of Assets Under Administration (1)												(0.194)

Balance at End-of-Qtr	$7.118	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060

Retail Equity - Bal-Beg-of-Qtr	$15.873	$17.990	$18.255	$16.613	$13.705	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.905
Fund Sales	0.580	0.908	1.084	1.140	1.050	0.712	0.812	1.048	1.208	1.936	1.664	1.478
Redemptions	(0.607)	(0.791)	(0.881)	(1.137)	(0.875)	(0.765)	(0.608)	(0.698)	(0.694)	(0.979)	(1.019)	(1.074)
Net Money Market
Transfers	0.019	0.014	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085

Net Flows	(0.008)	0.130	0.182	(0.126)	0.139	(0.111)	0.214	0.462	0.606	0.956	0.641	0.490
Market	2.125	0.134	(1.824)	(2.782)	0.780	(0.465)	2.359	0.589	2.285	0.706	0.039	(0.194)
Transfer of Assets Under Administration (1)												(0.582)

Balance at End-of-Qtr	$17.990	$18.255	$16.613	$13.705	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620

Total Retail - Bal-Beg-of-Qtr	$23.076	$25.108	$25.340	$23.779	$21.219	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057
Retail Sales-Annuities	0.323	0.589	0.601	0.756	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598
Retail Sales-Mutual Funds	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680
Retail Sales-Managed Acct. & Other	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625

Total Retail Sales	0.798	1.200	1.356	1.465	1.378	1.136	1.280	1.491	1.664	2.449	2.115	1.903
Redemptions	(0.850)	(1.081)	(1.186)	(1.414)	(1.186)	(1.092)	(0.926)	(1.133)	(1.055)	(1.396)	(1.481)	(1.415)
Net Money Market	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)
Transfers	(0.009)	(0.027)	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)

Net Flows	(0.091)	0.089	0.167	0.048	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386
Market	2.123	0.143	(1.728)	(2.608)	0.823	(0.347)	2.552	0.569	2.396	0.808	(0.105)	0.013
Transfer of Assets Under Administration (1)												(0.776)

Balance at End-of-Qtr	$25.108	$25.340	$23.779	$21.219	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680

Institutional Fixed - Bal-Beg-of-Qtr	$3.468	$3.377	$4.062	$4.653	$5.010	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980
Inflows	0.061	0.798	0.635	0.493	0.251	0.553	0.120	0.516	0.351	0.655	0.776	0.825
Withdrawals/Terminations	(0.130)	(0.082)	(0.102)	(0.196)	(0.162)	(0.158)	(0.152)	(0.089)	(0.236)	(0.138)	(0.109)	(0.127)
Transfers	0.002	(0.001)	0.000	0.007	(0.002)	0.002	(0.099)	(0.056)	0.028	0.005	0.002	0.001

Net Flows	(0.067)	0.715	0.534	0.304	0.087	0.397	(0.132)	0.371	0.143	0.521	0.669	0.699
Market	(0.025)	(0.030)	0.057	0.054	0.050	(0.013)	0.083	(0.018)	0.004	(0.001)	(0.191)	0.227

Balance at End-of-Qtr	$3.377	$4.062	$4.653	$5.010	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906

Institutional Equity - Bal-Beg-of-Qtr	$7.608	$8.186	$8.299	$7.419	$6.116	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435
Inflows	0.193	0.189	0.228	0.373	0.743	0.339	0.347	0.571	0.524	0.552	0.596	0.758
Withdrawals/Terminations	(0.447)	(0.363)	(0.453)	(0.351)	(0.167)	(0.182)	(0.232)	(0.516)	(0.231)	(0.501)	(0.959)	(0.635)
Transfers	0.016	0.006	0.018	0.011	0.010	0.008	0.002	0.003	0.021	(0.012)	0.073	0.029

Net Flows	(0.238)	(0.168)	(0.206)	0.033	0.586	0.165	0.116	0.059	0.314	0.038	(0.290)	0.152
Market	0.816	0.281	(0.674)	(1.336)	0.499	(0.326)	1.305	0.305	1.178	0.357	0.012	(0.097)

Balance at End-of-Qtr	$8.186	$8.299	$7.419	$6.116	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490

Total Institutional - Bal-Beg-of-Qtr	$11.076	$11.562	$12.361	$12.072	$11.126	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414
Inflows	0.254	0.986	0.863	0.866	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.583
Withdrawals/Terminations	(0.576)	(0.445)	(0.554)	(0.547)	(0.328)	(0.340)	(0.385)	(0.604)	(0.466)	(0.640)	(1.068)	(0.762)
Transfers	0.018	0.006	0.019	0.017	0.008	0.010	(0.098)	(0.053)	0.049	(0.007)	0.075	0.030

Net Flows	(0.305)	0.547	0.328	0.337	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.850
Market	0.791	0.251	(0.617)	(1.282)	0.548	(0.339)	1.388	0.287	1.182	0.356	(0.179)	0.131

Balance at End-of-Qtr	$11.562	$12.361	$12.072	$11.126	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396

Total Retail/Inst - At End-of-Qtr	$36.670	$37.701	$35.851	$32.345	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076

Insurance-related Assets-End-of-Qtr	$38.119	$37.171	$38.476	$40.416	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047

Total Retail/Inst - Net Flows	$(0.396)	$0.637	$0.494	$0.385	$0.886	$0.610	$0.288	$0.805	$1.055	$1.540	$1.003	$1.236

Total Assets Under Management At End-of-Qtr	$74.789	$74.872	$74.327	$72.761	$75.706	$76.656	$82.612	$83.400	$88.072	$91.759	$91.000	$93.123

(1)	Retail assets under management have been restated to include assets under administration beginning in January of 2000. In the third quarter of 2004, Investment Management outsourced its mutual fund 401(k) record-keeping business. As a result, the third quarter of 2004 had net outflows of approximately $0.776 billion of assets under administration. Assets under administration were $0.250 billion at September 31, 2004.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Revenue
Premiums	$145.1	$148.4	$46.1	$50.6	$62.2	$42.9	$55.4
Mortality assessments	27.1	31.4	33.9	32.4	35.7	27.0	29.7
Expense assessments	182.3	178.1	134.8	105.3	93.9	69.2	75.6
Other revenue and fees	13.8	2.6	(1.4)	24.9	18.6	9.0	36.8
Net investment income	75.3	70.3	64.8	62.1	64.1	47.9	55.4
Realized gains (losses) on investments	3.0	3.2	12.4	1.9	(1.1)	0.2	(0.5)
Gain on sale of subsidiaries/ businesses							10.1

Total Revenue	446.6	433.8	290.7	277.2	273.5	196.3	262.5

Benefits and Expenses
Benefits paid or provided:
Benefits	306.2	178.5	83.4	84.2	98.6	65.2	79.2
Underwriting, acquisition, insurance and other expenses:
Commissions	54.5	37.7	10.8	6.1	3.8	2.9	1.9
Operating and administrative expenses	153.0	142.5	82.5	77.0	78.3	58.3	66.9
Restructuring charges	10.0	99.4		(1.7)

Subtotal	217.4	279.5	93.2	81.4	82.1	61.3	68.8
Deferral of acquisition costs			(4.2)	(3.4)	(3.5)	(1.9)	(4.6)
DAC amortization			35.9	50.0	42.5	27.9	55.5

DAC deferral net of amortization	(12.4)	(7.2)	31.7	46.5	39.1	26.0	50.9
PVIF amortization	28.4	4.7	22.5	30.8	(10.7)	(3.4)	12.5
Total underwriting, acquisition, insurance and other expenses	233.5	277.0	147.4	158.7	110.4	83.9	132.3
Goodwill amortization	7.0	4.0	0.6

Total Benefits and Expenses	546.7	459.6	231.5	242.9	209.0	149.1	211.4

Federal income taxes	(81.8)	(10.6)	(7.6)	(3.4)	21.6	16.5	18.1

Net Income	$(18.2)	$(15.1)	$66.8	$37.7	$42.9	$30.7	$33.0

Less:
Realized gains (losses) on investments	2.1	2.3	8.7	1.3	(0.7)	0.2	(0.5)
Gain on sale of subsidiaries/ businesses							6.6
Restructuring charges	(6.5)	(76.5)		1.7

Income from Operations	$(13.9)	$59.2	$58.1	$34.6	$43.6	$30.6	$27.0

Effective tax rate on Income from Operations	85.1%	15.9%	(24.2)%	(12.8)%	33.4%	35.0%	35.0%

Revenue	$446.6	$433.8	$290.7	$277.2	$273.5	$196.3	$262.5
Less:
Realized gains (losses) on investments	3.0	3.2	12.4	1.9	(1.1)	0.2	(0.5)
Gain on sale of subsidiaries/ businesses							10.1

Operating Revenue	$443.6	$430.6	$278.2	$275.4	$274.5	$196.1	$252.9

Average capital	$520.4	$494.0	$593.8	$549.9	$478.9	$490.9	$433.9
Net Income return on average capital	(3.5)%	(3.1)%	11.3%	6.9%	9.0%	8.3%	10.2%
Income from operations return on average capital	(2.7)%	12.0%	9.8%	6.3%	9.1%	8.3%	8.3%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year			$635.0	$587.3	$597.6	$597.6	$620.6
Deferral			4.2	3.4	3.5	1.9	4.6
Amortization			(35.9)	(50.0)	(42.5)	(27.9)	(55.5)

Included in Total Benefits and Expenses			(31.7)	(46.5)	(39.1)	(26.0)	(50.9)
Foreign currency translation adjustment			(16.0)	56.8	62.0	19.1	9.2

Balance at end-of-year			$587.3	$597.6	$620.6	$590.8	$578.9

Roll Forward of Present Value of In-Force

Balance at beginning-of-year			$273.6	$244.0	$237.3	$237.3	$274.7
Amortization			(22.5)	(30.8)	10.7	3.4	(12.5)
Foreign currency translation adjustment			(7.0)	24.1	26.7	8.3	4.0

Balance at end-of-year			$244.0	$237.3	$274.7	$249.0	$266.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Revenue
Premiums	12.4	14.2	12.7	13.8	16.5	19.3	18.1	19.6	17.7
Mortality assessments	8.7	8.9	9.1	9.2	8.7	8.7	9.6	10.4	9.7
Expense assessments	29.4	22.8	21.6	24.5	23.2	24.6	24.2	24.4	27.0
Other revenue and fees	24.5	(11.9)	10.3	(3.9)	2.6	9.6	5.8	8.3	22.8
Net investment income	15.6	16.6	15.2	16.7	16.0	16.2	18.5	18.3	18.7
Realized gains (losses) on investments	1.2	1.2	(0.0)	0.0	0.3	(1.3)	(0.4)	(0.1)	(0.1)
Gain on sale of subsidiaries/ businesses								10.1	—

Total Revenue	91.8	51.8	68.9	60.2	67.3	77.1	75.8	91.0	95.7

Benefits and Expenses
Benefits paid or provided:
Benefits	23.8	23.1	18.2	24.3	22.7	33.3	29.0	28.8	21.4
Underwriting, acquisition, insurance and other expenses:
Commissions	1.6	1.3	1.1	0.8	1.0	0.8	0.6	0.6	0.7
Operating and administrative expenses	20.2	20.6	18.3	20.5	19.6	20.0	23.0	22.3	21.6
Restructuring charges		(1.7)

Subtotal	21.8	20.2	19.4	21.3	20.6	20.8	23.5	22.9	22.4
Deferral of acquisition costs	(0.9)	(0.6)	(0.8)	(0.8)	(0.2)	(1.6)	(1.5)	(1.8)	(1.4)
DAC amortization	33.8	(11.5)	18.6	2.0	7.3	14.7	12.5	14.4	28.6

DAC deferral net of amortization	33.0	(12.1)	17.7	1.2	7.1	13.1	11.0	12.6	27.2
PVIF amortization	12.8	5.5	3.0	(5.7)	(0.7)	(7.3)	3.0	0.1	9.4
Total underwriting, acquisition, insurance and other expenses	67.6	13.6	40.1	16.8	27.0	26.6	37.6	35.7	59.0

Total Benefits and Expenses	91.4	36.7	58.3	41.1	49.6	59.9	66.6	64.5	80.3

Federal income taxes	0.2	(2.8)	3.8	6.6	6.1	5.1	3.2	9.3	5.5

Net Income	$0.2	$17.9	$6.8	$12.4	$11.5	$12.2	$5.9	$17.2	$9.9

Less:
Realized gains (losses) on investments	0.9	0.8	(0.0)	0.0	0.2	(0.9)	(0.3)	(0.0)	(0.2)
Gain on sale of subsidiaries/ businesses								6.6	0.0
Restructuring charges		1.7

Income from Operations	$(0.6)	$15.3	$6.8	$12.4	$11.3	$13.0	$6.2	$10.7	$10.1

Effective tax rate on Income from Operations	25.4%	(26.1)%	35.5%	34.7%	35.0%	29.5%	35.0%	35.0%	35.0%

Revenue	$91.8	$51.8	$68.9	$60.2	$67.3	$77.1	$75.8	$91.0	$95.7
Less:
Realized gains (losses) on investments	1.2	1.2	(0.0)	0.0	0.3	(1.3)	(0.4)	(0.1)	(0.1)
Gain on sale of subsidiaries/ businesses								10.1	—

Operating Revenue	$90.6	$50.6	$68.9	$60.2	$67.0	$78.4	$76.1	$81.0	$95.8

Average capital	$525.3	$544.0	$532.6	$487.9	$452.2	$443.1	$447.9	$421.2	$432.5
Net Income return on average capital	0.2%	13.2%	5.1%	10.2%	10.2%	11.0%	5.3%	16.4%	9.1%
Income from operations return on average capital	(0.5)%	11.3%	5.1%	10.2%	10.0%	11.8%	5.5%	10.2%	9.3%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year	$591.0	$571.8	$597.6	$569.1	$595.1	$590.9	$620.7	$629.6	$608.6
Deferral	0.9	0.6	0.8	0.8	0.2	1.6	1.5	1.8	1.4
Amortization	(33.8)	11.5	(18.6)	(2.0)	(7.3)	(14.7)	(12.5)	(14.4)	(28.6)

Included in Total Benefits and Expenses	(33.0)	12.1	(17.7)	(1.2)	(7.1)	(13.1)	(11.0)	(12.6)	(27.2)
Foreign currency translation adjustment	13.8	13.7	(10.8)	27.2	2.8	42.8	19.9	(8.4)	(2.5)

Balance at end-of-year	$571.8	$597.6	$569.1	$595.1	$590.9	$620.7	$629.6	$608.6	$578.9

Roll Forward of Present Value of In-Force

Balance at beginning-of-year	$243.9	$236.8	$237.4	$230.1	$247.0	$249.0	$274.7	$280.5	$276.7
Amortization	(12.8)	(5.5)	(3.0)	5.7	0.7	7.3	(3.0)	(0.1)	(9.4)
Foreign currency translation adjustment	5.7	6.1	(4.3)	11.2	1.3	18.4	8.9	(3.7)	(1.1)

Balance at end-of-year	$236.8	$237.4	$230.1	$247.0	$249.0	$274.7	$280.5	$276.7	$266.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln UK

Operational Data

Unaudited [Billions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Unit Linked Assets - Beg-of-Year	$6.265	$7.220	$6.441	$5.607	$5.079
Deposits	0.537	0.554	0.481	0.453	0.392
Withdrawals (incl. chgs) & Deaths	(0.566)	(0.644)	(0.529)	(0.519)	(0.614)

Net Flows	(0.029)	(0.090)	(0.048)	(0.066)	(0.222)
Inv Inc & Chg in Mkt Val	1.154	(0.154)	(0.617)	(1.004)	0.918
Foreign Currency Adjustment	(0.170)	(0.536)	(0.169)	0.542	0.616

Unit Linked Assets - End-of-Year	$7.220	$6.441	$5.607	$5.079	$6.390

Individual Life In-force	25.698	24.290	20.878	18.896	20.393

Exchange Rate - Dollars to Pounds
For-the-Period	1.617	1.518	1.441	1.503	1.638
End-of-Period	1.615	1.493	1.456	1.610	1.786

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Unit Linked Assets
Balance-Beg-of-Quarter	$5.218	$5.607	$5.618	$5.520	$4.825	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476
Deposits	0.111	0.114	0.115	0.119	0.104	0.094	0.090	0.113	0.095	0.083	0.085	0.102
Withdrawals (incl. chgs) & Deaths	(0.115)	(0.127)	(0.137)	(0.126)	(0.129)	(0.153)	(0.137)	(0.152)	(0.172)	(0.172)	(0.177)	(0.175)

Net Flows	(0.004)	(0.013)	(0.022)	(0.006)	(0.025)	(0.059)	(0.047)	(0.039)	(0.077)	(0.090)	(0.092)	(0.074)
Inv Inc & Chg in Mkt Val	0.457	0.141	(0.479)	(0.812)	0.146	(0.184)	0.549	0.205	0.348	0.020	0.127	0.091
Foreign Currency Adjustment	(0.063)	(0.117)	0.403	0.123	0.133	(0.087)	0.218	0.059	0.427	0.207	(0.087)	(0.120)

Unit Linked Assets - End-of-Quarter	$5.607	$5.618	$5.520	$4.825	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.373

Individual Life In-force	20.878	20.010	20.401	19.815	18.896	18.512	19.138	19.258	20.393	20.522	19.846	19.380
Exchange Rate - Dollars to Pounds
For-the-Quarter	1.448	1.423	1.464	1.555	1.570	1.605	1.618	1.615	1.714	1.836	1.814	1.813
End-of-Quarter	1.456	1.426	1.532	1.569	1.610	1.580	1.656	1.664	1.786	1.844	1.819	1.812

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Other Operations

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Revenue	$1,966.0	$1,946.9	$1,827.3	$372.4	$575.8	$223.9	$269.9
Less:
Realized gains (losses) on investments	14.4	(5.0)	8.2	25.6	(7.1)	(7.4)	2.3
Gains (losses) on derivatives			(9.7)	0.9	7.6	7.5	(1.7)
Gain (loss) on reinsurance derivative/trading account securities					1.9		(0.3)
Amortization of deferred gain-reserve development				(0.8)	3.6	3.3	1.0
Gain on sale of subsidiaries/ businesses			12.8	(8.3)			14.0
Mark-to-market adjustment on reclass. from AFS to trading account securities			285.5

Operating Revenue	$1,951.6	$1,951.9	$1,815.9	$355.0	$284.2	$220.5	$254.0

Operating Revenue by Source:
Lincoln Financial Advisors	$317.0	$377.5	$360.7	$318.0	$316.9	$221.3	$279.7
Lincoln Financial Distributors	107.5	119.9	113.4	127.3	140.9	97.0	175.8

Total Distribution	424.4	497.4	474.0	445.4	457.8	318.3	455.5
Reinsurance	1,824.1	1,770.6	1,699.4
Amortization of deferred gain on indemnity reinsurance*			20.4	75.2	72.3	54.9	67.9
Other [Including Consolidating Adjustments]	(296.9)	(316.0)	(377.9)	(165.6)	(245.8)	(152.7)	(269.4)

Total Operating Revenue	$1,951.6	$1,951.9	$1,815.9	$355.0	$284.2	$220.5	$254.0

Income (Loss)

Net Loss	$(76.1)	$(18.2)	$(6.6)	$(247.3)	$(113.7)	$(85.6)	$(46.8)
Less:
Restructuring charges	(3.2)	1.0	(19.5)	1.1	(4.7)	(2.4)	(6.2)
Realized gains (losses) on investments	10.2	(3.2)	5.9	16.7	(4.7)	(4.8)	2.1
Gains (losses) on derivatives			(6.3)	0.6	5.0	4.9	(1.6)
Net gain (loss) on reinsurance derivative/trading account securities					1.3		0.2
Gain on sale of subsidiaries/ businesses			15.0	(9.4)			9.0
Reserve development/ amortization of deferred gain				(199.1)	(18.5)	(18.7)	0.6
Mark-to-market adjustment on reclass. from AFS to trading account securities					185.6
Cumulative effect of accounting change			(2.7)		(192.2)
Loss on early retirement of subordinated debt					(3.7)	(3.7)

Operating Income (Loss)	$(83.1)	$(16.0)	$1.0	$(57.2)	$(81.8)	$(61.0)	$(50.9)

Income (Loss) from Operations by Source:
Lincoln Financial Advisors	(20.8)	(15.4)	(20.1)	(31.4)	(33.2)	(25.2)	(17.5)
Lincoln Financial Distributors	(14.0)	(19.6)	(33.2)	(35.2)	(33.4)	(26.3)	(17.4)

Total Distribution	(34.8)	(35.0)	(53.3)	(66.6)	(66.6)	(51.5)	(34.9)
Reinsurance	40.1	122.5	128.8
Amortization of deferred gain on indemnity reinsurance*			12.9	48.9	47.0	35.7	44.1
LNC Financing	(83.5)	(84.9)	(77.9)	(43.0)	(56.7)	(43.1)	(45.9)
Other Corporate	(5.0)	(18.6)	(9.5)	3.5	(5.4)	(2.0)	(14.2)

Income (Loss) from Operations	$(83.1)	$(16.0)	$1.0	$(57.2)	$(81.8)	$(61.0)	$(50.9)

For the Quarter Ended	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Revenue	$91.8	$103.6	$73.0	$76.1	$74.8	$351.9	$54.7	$123.6	$91.6
Less:
Realized gains (losses) on investments	33.2	1.2	0.4	(0.2)	(7.6)	0.3	0.3	0.8	1.2
Gains (losses) on derivatives	0.6	0.3	(0.4)	0.2	7.7	0.2	(0.2)	0.0	(1.5)
Gain (loss) on reinsurance derivative/trading account securities						1.9	(1.9)	2.9	(0.8)
Amort. of deferred gain-reserve development	(1.4)	0.5	(0.2)	(0.2)	3.7	0.3	0.3	0.3	0.3
Gain on sale of subsidiaries/ businesses		(8.3)						14.0
Mark-to-market adjustment on reclassification from AFS to trading account securities						285.5

Operating Revenue	$59.4	$109.8	$73.3	$76.3	$70.9	$63.7	$56.1	$105.5	$92.4

Operating Revenue by Source:
Lincoln Financial Advisors	74.4	89.6	69.4	75.3	76.7	95.5	92.0	96.0	91.7
Lincoln Financial Distributors	31.8	36.9	35.4	29.4	32.2	43.9	57.5	58.4	59.9

Total Distribution	106.2	126.5	104.8	104.6	108.9	139.5	149.6	154.4	151.6
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	22.1	6.9	18.4	18.2	18.3	17.4	17.9	17.9	32.1
Other [Including Consolidating Adjustments]	(68.9)	(23.6)	(49.9)	(46.6)	(56.2)	(93.1)	(111.3)	(66.8)	(91.2)

Total Operating Revenue	$59.4	$109.8	$73.3	$76.3	$70.9	$63.7	$56.1	$105.5	$92.4

Income (Loss)

Net Income (Loss)	$(172.1)	$(32.6)	$(21.7)	$(21.6)	$(42.4)	$(28.1)	$(24.8)	$(10.9)	$(11.1)
Less:
Restructuring charges	1.1	0.0			(2.4)	(2.4)	(3.6)	(1.9)	(0.7)
Realized gains (losses) on investments	21.6	0.8	0.5	(0.4)	(4.9)	0.1	0.2	0.5	1.4
Gains (losses) on derivatives	0.4	0.2	(0.5)	0.4	5.0	0.1	(0.1)	0.0	(1.6)
Net gain (loss) on reinsurance derivative/trading account securities						1.3	(1.2)	1.9	(0.5)
Gain on sale of subsidiaries/ businesses		(9.4)						9.0
Reserve development/ amortization of deferred gain	(176.4)	(8.2)	(0.1)	(0.1)	(18.5)	0.2	0.2	0.2	0.2
Mark-to-market adjustment on reclassification from AFS to trading account securities						185.6
Cumulative effect - reinsurance embedded derivative acctg.						(192.2)
Loss on early retirement of subordinated debt					(3.7)

Income (Loss) from Operations	$(18.8)	$(15.9)	$(21.5)	$(21.5)	$(18.0)	$(20.8)	$(20.3)	$(20.7)	$(9.9)

Income from Operations by Source:
Lincoln Financial Advisors	$(8.9)	$(3.7)	$(10.4)	$(7.4)	$(7.4)	$(8.0)	$(8.7)	$(5.3)	$(3.5)
Lincoln Financial Distributors	(13.1)	(8.0)	(8.1)	(10.7)	(7.5)	(7.1)	(4.6)	(6.4)	(6.3)

Total Distribution	(22.0)	(11.7)	(18.4)	(18.1)	(15.0)	(15.1)	(13.3)	(11.8)	(9.8)
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	14.4	4.5	11.9	11.9	11.9	11.3	11.6	11.7	20.8
LNC Financing	(11.0)	(13.5)	(15.3)	(14.4)	(13.3)	(13.7)	(14.6)	(15.6)	(15.7)
Other Corporate	(0.2)	4.9	0.3	(0.8)	(1.5)	(3.4)	(4.0)	(5.0)	(5.2)

Income(Loss) from Operations	$(18.8)	$(15.9)	$(21.5)	$(21.5)	$(18.0)	$(20.8)	$(20.3)	$(20.7)	$(9.9)

*	The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Domestic Deposits/Account Balances

Unaudited [Billions of Dollars]

Deposits - For the Year						1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Lincoln Retirement - Fixed Annuities						$2.563	$2.074	$3.342	$3.672	$3.125	$2.333	$2.379
Lincoln Retirement - Variable Annuities						2.553	3.165	3.067	2.743	3.119	2.032	4.255
Lincoln Retirement - Life Insurance						0.017	0.014	0.012
Life Insurance Segment - Life Insurance						1.698	1.884	1.934	2.138	2.259	1.598	1.557
Inv Mgmt - Annuities						1.561	1.782	1.701	2.751	2.151	1.589	2.020
Inv Mgmt - Mutual Funds						2.151	2.577	1.523	1.829	2.315	1.652	2.314
Inv Mgmt - Managed Acct. & Other						0.549	0.525	0.469	1.115	1.116	0.676	2.139
Consolidating Adjustments						(0.499)	(0.765)	(0.608)	(1.576)	(0.864)	(0.671)	(0.673)

Total Gross Retail Deposits						10.593	11.256	11.439	12.671	13.222	9.210	13.990

Investment Management Segment- Instit.						7.250	3.501	3.826	5.194	5.859	3.881	8.813
Consolidating Adjustments							(0.152)	(0.207)	(0.232)	(0.150)	(0.103)	(0.361)

Total Gross Deposits						$17.843	$14.605	$15.058	$17.634	$18.931	$12.988	$22.441

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities						$16.791	$15.394	$16.491	$18.085	$18.868
Lincoln Retirement - Variable Annuities						41.493	39.427	34.638	27.438	35.786
Lincoln Retirement - Life Insurance						0.155	0.160	0.149
Life Insurance Segment - Life Insurance						10.217	10.847	11.377	12.086	13.420
Inv Mgmt - Annuities						15.557	13.527	11.835	9.981	12.691
Inv Mgmt - Mutual Funds						13.633	13.260	11.554	10.296	12.614
Inv Mgmt - Managed Acct. & Other						1.618	1.342	1.719	2.270	3.768
Consolidating Adjustments						(9.175)	(7.757)	(6.676)	(5.123)	(6.553)

Total Retail Account Balances						90.289	86.200	81.088	75.033	90.593

Investment Management Segment- Instit.						30.568	25.225	23.305	23.948	33.722
Consolidating Adjustments						(1.014)	(1.434)	(1.211)	(0.924)	(1.183)

Total Account Balances						$119.843	$109.991	$103.181	$98.057	$123.132

Deposits - For the Quarter	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Lincoln Retirement - Fixed Annuities	$1.218	$0.906	$0.853	$1.091	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783
Lincoln Retirement - Variable Annuities	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424
Lincoln Retirement - Life Insurance	0.002
Life Insurance Segment - Life Insurance	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548
Inv Mgmt - Annuities	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600
Inv Mgmt - Mutual Funds	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680
Inv Mgmt - Managed Acct. & Other	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625
Consolidating Adjustments	(0.159)	(0.280)	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)

Total Gross Retail Deposits	3.258	3.074	3.240	3.206	3.151	2.880	2.960	3.370	4.012	4.905	4.648	4.436

Investment Management Segment- Instit.	0.696	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.859
Consolidating Adjustments	(0.035)	(0.046)	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.307)

Total Gross Deposits	$3.918	$4.505	$4.403	$4.328	$4.398	$3.913	$3.788	$5.288	$5.943	$7.509	$7.945	$6.988

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$16.491	$16.534	$16.910	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317
Lincoln Retirement - Variable Annuities	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698
Lincoln Retirement - Life Insurance	0.149
Life Insurance Segment - Life Insurance	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912
Inv Mgmt - Annuities	11.835	11.920	10.896	9.327	9.981	9.660	11.002	11.392	12.691	13.294	13.355	13.074
Inv Mgmt - Mutual Funds	11.554	11.599	11.036	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234
Inv Mgmt - Managed Acct. & Other	1.719	1.821	1.847	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374
Consolidating Adjustments	(6.676)	(6.640)	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)

Total Retail Account Balances	81.088	82.051	77.654	71.597	75.033	74.546	81.283	83.787	90.593	94.133	95.860	95.393

Investment Management Segment- Instit.	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722	36.216	38.268	18.396
Consolidating Adjustments	(1.211)	(1.186)	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)

Total Account Balances	$103.181	$105.527	$101.573	$92.874	$98.057	$97.140	$107.595	$111.828	$123.132	$129.173	$132.961	$112.649

Total Domestic Net Flows

Unaudited [Billions of Dollars]

For the Year						1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Lincoln Retirement						$(1.165)	$(2.874)	$0.105	$0.453	$1.007	$0.472	$2.128
Life Insurance Segment						0.985	1.158	1.163	1.320	1.377	0.976	0.839
Investment Management Segment- Retail						(2.214)	(1.500)	(0.375)	0.806	1.271	0.686	1.965
Consolidating Adjustments						1.276	1.022	0.035	(0.082)	0.064	0.122	(0.124)

Total Retail Net Flows						(1.118)	(2.194)	0.927	2.496	3.719	2.256	4.808

Investment Management Segment- Institutional						(2.239)	(5.693)	(0.231)	2.106	2.478	1.417	5.083
Consolidating Adjustments							0.035	(0.015)	0.005	(0.002)	0.014	0.031

Total Net Flows						$(3.357)	$(7.853)	$0.681	$4.608	$6.195	$3.687	$9.922

For the Quarter	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Lincoln Retirement	$0.631	$0.088	$0.223	$0.068	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716
Life Insurance Segment	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300
Investment Management Segment- Retail	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381
Consolidating Adjustments	(0.169)	0.009	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)

Total Retail Net Flows	0.754	0.423	0.737	0.545	0.791	0.568	0.723	0.965	1.464	1.832	1.669	1.308

Investment Management Segment- Instit.	(0.103)	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379
Consolidating Adjustments	0.016	0.022	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)

Total Net Flows	$0.667	$1.176	$1.166	$0.901	$1.364	$0.868	$1.021	$1.799	$2.508	$3.530	$3.710	$2.682

NOTE: Excludes amounts reported as Assets Under Management - Insurance-related Assets

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Domestic Deposits/Account Balances (excluding Institutional Assets

Managed by Delaware’s London-based International Investment Unit)

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Deposits - For the Year
Lincoln Retirement - Fixed Annuities	$2.563	$2.074	$3.342	$3.672	$3.125	$2.333	$2.379
Lincoln Retirement - Variable Annuities	2.553	3.165	3.067	2.743	3.119	2.032	4.255
Lincoln Retirement - Life Insurance	0.017	0.014	0.012
Life Insurance Segment - Life Insurance	1.698	1.884	1.934	2.138	2.259	1.598	1.557
Inv Mgmt - Annuities	1.561	1.782	1.701	2.456	2.140	1.580	2.015
Inv Mgmt - Mutual Funds	2.151	2.577	1.523	1.829	2.315	1.652	2.314
Inv Mgmt - Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116	0.676	2.139
Consolidating Adjustments	(0.499)	(0.765)	(0.608)	(1.576)	(0.864)	(0.671)	(0.673)

Total Gross Retail Deposits	10.593	11.256	11.439	12.376	13.210	9.200	13.985

Investment Management Segment - Instit.	3.614	1.924	1.943	3.709	3.320	2.446	4.161
Consolidating Adjustments		(0.152)	(0.207)	(0.232)	(0.150)	(0.103)	(0.361)

Total Gross Deposits	$14.207	$13.029	$13.175	$15.854	$16.380	$11.543	$17.785

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	$16.791	$15.394	$16.491	$18.085	$18.868
Lincoln Retirement - Variable Annuities	41.493	39.427	34.638	27.438	35.786
Lincoln Retirement - Life Insurance	0.155	0.160	0.149
Life Insurance Segment - Life Insurance	10.217	10.847	11.377	12.086	13.420
Inv Mgmt - Annuities	15.557	13.527	11.835	9.688	12.368
Inv Mgmt - Mutual Funds	13.633	13.260	11.554	10.296	12.614
Inv Mgmt - Managed Acct. & Other	1.618	1.342	1.719	2.270	3.768
Consolidating Adjustments	(9.175)	(7.757)	(6.676)	(5.123)	(6.553)

Total Retail Account Balances	90.289	86.200	81.088	74.741	90.271

Investment Management Segment - Instit.	30.568	25.225	11.562	12.348	16.299
Consolidating Adjustments	(1.014)	(1.434)	(1.211)	(0.924)	(1.183)

Total Account Balances	$119.843	$109.991	$91.439	$86.165	$105.387

	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$1.218	$0.906	$0.853	$1.091	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783
Lincoln Retirement - Variable Annuities	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424
Lincoln Retirement - Life Insurance	0.002
Life Insurance Segment - Life Insurance	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548
Inv Mgmt - Annuities	0.323	0.589	0.601	0.756	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598
Inv Mgmt - Mutual Funds	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680
Inv Mgmt - Managed Acct. & Other	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625
Consolidating Adjustments	(0.159)	(0.280)	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)

Total Gross Retail Deposits	3.258	3.074	3.240	3.206	2.856	2.875	2.958	3.367	4.010	4.903	4.646	4.435

Investment Management Segment - Instit.	0.254	0.986	0.863	0.866	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.583
Consolidating Adjustments	(0.035)	(0.046)	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.307)

Total Gross Deposits	$3.476	$4.014	$4.034	$4.032	$3.773	$3.714	$3.400	$4.430	$4.837	$6.090	$5.983	$5.749

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$16.491	$16.534	$16.910	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317
Lincoln Retirement - Variable Annuities	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698
Lincoln Retirement - Life Insurance	0.149
Life Insurance Segment - Life Insurance	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912
Inv Mgmt - Annuities	11.835	11.920	10.896	9.327	9.688	9.423	10.718	11.104	12.368	12.973	13.037	13.074
Inv Mgmt -Mutual Funds	11.554	11.599	11.036	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234
Inv Mgmt - Managed Acct. & Other	1.719	1.821	1.847	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374
Consolidating Adjustments	(6.676)	(6.640)	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)

Total Retail Account Balances	81.088	82.051	77.654	71.597	74.741	74.309	80.999	83.499	90.271	93.812	95.542	95.393

Investment Management Segment - Instit.	11.562	12.361	12.072	11.126	12.348	12.571	13.943	14.660	16.299	17.215	17.414	18.396
Consolidating Adjustments	(1.211)	(1.186)	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)

Total Account Balances	$91.439	$93.226	$88.681	$81.857	$86.165	$85.948	$93.894	$97.115	$105.387	$109.851	$111.789	$112.649

Total Domestic Net Flows (excluding Institutional Assets Managed by Delaware’s London-based International Investment Unit)
						1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
For the Year
Lincoln Retirement						($1.165)	($2.874)	$0.105	$0.453	$1.007	$0.472	$2.128
Life Insurance Segment						0.985	1.158	1.163	1.320	1.377	0.976	0.839
Investment Management Segment - Retail						(2.214)	(1.500)	(0.375)	0.517	1.325	0.727	1.991
Consolidating Adjustments						1.276	1.022	0.035	(0.082)	0.064	0.122	(0.124)

Total Retail Net Flows						(1.118)	(2.194)	0.927	2.207	3.773	2.296	4.834

Investment Management Segment - Institutional						(4.880)	(5.120)	(0.925)	1.885	1.433	0.976	1.789
Consolidating Adjustments						—	0.035	(0.015)	0.005	(0.002)	0.014	0.031

Total Net Flows						($5.998)	($7.280)	($0.013)	$4.097	$5.203	$3.286	$6.653

	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
For the Quarter
Lincoln Retirement	$0.631	$0.088	$0.223	$0.068	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716
Life Insurance Segment	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300
Investment Management Segment - Retail	(0.091)	0.089	0.167	0.048	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386
Consolidating Adjustments	(0.169)	0.009	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)

Total Retail Net Flows	0.754	0.423	0.737	0.545	0.502	0.602	0.725	0.970	1.478	1.843	1.676	1.313

Investment Management Segment - Instit.	(0.305)	0.547	0.328	0.337	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.850
Consolidating Adjustments	0.016	0.022	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)

Total Net Flows	$0.465	$0.992	$1.039	$0.890	$1.176	$1.134	$0.718	$1.435	$1.918	$2.441	$2.054	$2.157

NOTE: Excludes amounts reported as Assets Under Management - Insurance-related Assets

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Investment Data-Assets Managed

Unaudited [Billions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale	$27.689	$27.450	$28.346	$32.767	$32.769
Equity securities - available for sale	0.604	0.550	0.470	0.337	0.199
Trading securities					3.120
Other investments	7.286	7.369	7.297	6.895	6.689

Total LNC Investments	35.578	35.369	36.113	40.000	42.778
Separate accounts	53.654	50.580	44.833	36.178	46.565
Cash and invested cash	1.896	1.927	3.095	1.691	1.711
Discontinued operations

Total LNC	91.128	87.876	84.042	77.869	91.054

Non-affiliate assets managed	49.314	41.861	38.421	38.052	49.587

Total Assets Managed	$140.443	$129.737	$122.463	$115.921	$140.641

Assets Managed by Advisor
Investment Management segment (See page 28 for additional detail)	61.375	53.355	48.412	46.495	62.794
DLIA-Corp (Assets managed internally-see page 28)	35.934	35.686	38.119	41.104	43.024
Lincoln (UK)	8.589	7.873	6.847	6.351	7.668
Policy Loans (within business units)	1.892	1.961	1.940	1.946	1.924
Non-LNC Affiliates	32.653	30.862	27.145	20.026	25.231

Total Assets Managed	$140.443	$129.737	$122.463	$115.921	$140.641

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	$28.346	$28.841	$29.725	$32.037	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223
Equity securities - available for sale	0.470	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178
Trading securities									3.120	3.191	3.088	3.224
Other investments	7.297	7.084	7.016	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302

Total LNC Investments	36.113	36.363	37.160	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927
Separate accounts	44.833	44.917	40.580	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658
Cash and invested cash	3.095	1.700	2.265	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996

Total LNC	84.042	82.979	80.005	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580

Non-affiliate assets managed	38.421	39.853	39.531	35.650	38.052	37.501	42.917	45.176	49.587	54.977	57.361	37.060
Total Assets Managed	$122.463	$122.832	$119.536	$110.682	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.641
Assets Managed by Advisor
Investment Management segment (See page 28 for additional detail)	48.412	50.002	48.742	43.362	46.495	45.718	52.456	55.129	62.794	67.075	69.643	49.076
DLIA-Corp (Assets managed internally-see page 28)	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047
Lincoln (UK)	6.847	6.772	6.753	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768
Policy Loans (within business units)	1.940	1.918	1.906	1.899	1.946	1.929	1.920	1.910	1.924	1.877	1.871	1.872
Non-LNC Affiliates	27.145	26.970	23.659	18.937	20.026	19.181	22.439	23.933	25.231	28.497	29.476	29.877

Total Assets Managed	$122.463	$122.832	$119.536	$110.682	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.641

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Investment Data - Assets Managed (excluding Institutional Assets

Managed by Delaware’s London-based International Investment Unit)

Unaudited [Billions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale	$27.689	$27.450	$28.346	$32.767	$32.769
Equity securities - available for sale	0.604	0.550	0.470	0.337	0.199
Trading securities					3.120
Other investments	7.286	7.369	7.297	6.895	6.689

Total LNC Investments	35.578	35.369	36.113	40.000	42.778
Separate accounts	53.654	50.580	44.833	36.178	46.565
Cash and invested cash	1.896	1.927	3.095	1.691	1.711
Discontinued operations

Total LNC	91.128	87.876	84.042	77.869	91.054

Non-affiliate assets managed	36.669	29.891	26.679	26.159	31.842

Total Assets Managed	$127.797	$117.767	$110.721	$104.028	$122.896

Assets Managed by Advisor
Investment Management segment (See page 28A for additional detail)	$48.729	$41.384	$36.670	$34.602	$45.049
DLIA-Corp (Assets managed internally-see page 28A)	35.934	35.686	38.119	41.104	43.024
Lincoln (UK)	8.589	7.873	6.847	6.351	7.668
Policy Loans (within business units)	1.892	1.961	1.940	1.946	1.924
Non-LNC Affiliates	32.653	30.862	27.145	20.026	25.231

Total Assets Managed	$127.797	$117.767	$110.721	$104.028	$122.896

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	$28.346	$28.841	$29.725	$32.037	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223
Equity securities - available for sale	0.470	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178
Trading securities									3.120	3.191	3.088	3.224
Other investments	7.297	7.084	7.016	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302

Total LNC Investments	36.113	36.363	37.160	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927
Separate accounts	44.833	44.917	40.580	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658
Cash and invested cash	3.095	1.700	2.265	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996

Total LNC	84.042	82.979	80.005	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580

Non-affiliate assets managed	26.679	27.552	26.639	24.633	26.159	26.309	29.216	30.463	31.842	35.655	36.190	37.060

Total Assets Managed	$110.721	$110.532	$106.645	$99.665	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641

Assets Managed by Advisor
Investment Management segment (See page 28A for additional detail)	$36.670	$37.701	$35.851	$32.345	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076
DLIA-Corp (Assets managed internally-see page 28A)	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047
Lincoln (UK)	6.847	6.772	6.753	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768
Policy Loans (within business units)	1.940	1.918	1.906	1.899	1.946	1.929	1.920	1.910	1.924	1.877	1.871	1.872
Non-LNC Affiliates	27.145	26.970	23.659	18.937	20.026	19.181	22.439	23.933	25.231	28.497	29.476	29.877

Total Assets Managed	$110.721	$110.532	$106.645	$99.665	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Investment Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Sep 2003	YTD Sep 2004
Net Investment Income
Fixed maturity AFS securities	$2,232.9	$2,148.7	$2,121.0	$2,117.0	$2,113.2	$1,625.7	$1,490.9
Equity AFS securities	20.1	19.5	17.6	15.4	12.3	9.6	6.5
Trading securities					46.5		143.7
Mortgage loans on real estate	369.2	373.8	374.5	356.8	338.3	260.4	276.4
Real estate	64.1	51.8	49.5	47.4	43.9	30.7	21.5
Policy loans	116.5	125.0	125.3	134.5	123.2	92.4	88.5
Invested cash	110.3	87.2	68.4	37.6	7.8	6.0	14.3
Other investments	51.8	66.8	69.4	16.3	48.8	27.8	52.9

Investment revenue	2,964.8	2,872.8	2,825.9	2,725.0	2,734.0	2,052.7	2,094.7
Investment expense	(122.4)	(88.7)	(117.1)	(93.1)	(95.4)	(73.4)	(64.6)

Net Investment Income	$2,842.5	$2,784.1	$2,708.7	$2,631.9	$2,638.5	$1,979.3	$2,030.0

Gross-up of Tax Exempt Income	8.1	7.8	7.2	7.5	7.7	5.9	5.1

Adjusted Net Investment Income	$2,850.5	$2,791.9	$2,715.9	$2,639.4	$2,646.2	$1,985.2	$2,035.1

Mean Invested Assets (Amortized Cost)	$39,027.5	$37,471.3	$37,616.9	$38,828.5	$41,042.8	$41,798.5	$43,034.1
Ratio of Adjusted Net Invest Inc Over Mean Invested Assets	7.30%	7.45%	7.22%	6.80%	6.45%	6.33%	6.31%
Investment Gains (Losses)
Realized Gains (Losses) on Investments	$3.8	$(17.5)	$(68.7)	$(177.2)	$(11.0)	$(53.0)	$(33.9)
Gains(Losses) on Derivatives			(4.9)	0.8	(1.6)	4.1	(7.7)
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	(1,018.1)	477.7	183.7	557.6	39.8	51.2	(13.0)
Incr (Decr) on Derivatives			21.4	24.4	(6.3)	(5.1)	(2.3)
Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	27.689	27.450	28.346	32.767	35.887	35.384	37.444
Fixed Maturity Sec (Amortized Cost)	28.357	27.373	27.956	31.103	33.743	32.896	35.256
Equity Securities (Fair Value)	0.604	0.550	0.470	0.337	0.201	0.243	0.180
Equity Securities (Amortized Cost)	0.481	0.458	0.444	0.334	0.176	0.223	0.156
% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	22.8%	22.1%	17.2%	20.1%	22.8%	20.4%	23.6%
AA or better	29.8%	29.2%	23.6%	25.8%	29.3%	26.4%	29.7%
BB or less	8.0%	6.7%	8.3%	6.6%	6.8%	6.9%	6.9%

For the Quarter Ended	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Net Investment Income
Fixed maturity AFS securities	$533.6	$537.0	$542.3	$546.8	$536.6	$487.5	$493.0	$496.4	$501.5
Equity AFS securities	2.7	5.1	2.8	2.9	3.9	2.7	2.4	2.0	2.2
Trading securities						46.5	47.5	48.6	47.7
Mortgage loans on real estate	90.8	86.4	81.6	84.3	94.5	77.9	100.4	92.1	83.8
Real estate	10.0	13.2	10.7	10.0	10.0	13.2	7.6	5.9	8.0
Policy loans	31.1	42.0	30.9	30.6	30.9	30.8	29.2	29.6	29.7
Invested cash	7.9	8.2	4.5	(1.7)	3.2	1.7	3.5	5.2	5.6
Other investments	(1.2)	(0.1)	8.2	10.7	8.9	20.9	15.0	23.8	14.0

Investment revenue	675.0	691.7	681.0	683.5	688.2	681.3	698.6	703.6	692.4
Investment expense	(22.7)	(24.4)	(26.3)	(23.3)	(23.8)	(22.1)	(21.0)	(20.5)	(23.0)

Net Investment Income	$652.4	$667.3	$654.6	$660.2	$664.4	$659.2	$677.5	$683.1	$669.4

Gross-up of Tax Exempt Income	1.5	2.6	1.7	1.8	2.3	1.8	1.7	1.6	1.7

Adjusted Net Investment Income	$653.9	$669.9	$656.4	$662.0	$666.8	$661.0	$679.3	$684.8	$671.1

Mean Invested Assets (Amortized Cost)	$39,175.8	$39,733.1	$40,342.2	$40,966.9	$41,597.9	$41,999.1	$42,615.7	$42,987.4	$43,499.3
Ratio of Adjusted Net Invest Inc Over Mean Invested Assets	6.68%	6.74%	6.51%	6.46%	6.41%	6.30%	6.38%	6.37%	6.17%
Investment Gains (Losses)
Realized Gains (Losses) on Investments	(23.6)	(33.3)	(58.2)	(1.1)	6.4	42.0	(7.9)	(11.6)	(11.6)
Gains (Losses) on Derivatives	0.1	0.2	(1.2)	(0.6)	5.9	(5.7)	(2.5)	(1.8)	(3.4)
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	491.9	(64.3)	118.7	245.9	(313.4)	(11.4)	244.9	(626.0)	368.1
Incr (Decr) on Derivatives	4.6	1.0	(3.4)	3.8	(5.6)	(1.1)	6.9	(10.5)	1.3
Available-for-Sale and Trading Securities [Billions of Dollars]
Fixed Maturity Sec (Fair Value)	32.037	32.767	33.887	35.355	35.384	35.887	36.856	35.894	37.444
Fixed Maturity Sec (Amortized Cost)	30.431	31.103	31.905	32.257	32.896	33.743	34.031	34.648	35.256
Equity Securities (Fair Value)	0.397	0.337	0.249	0.257	0.243	0.201	0.200	0.185	0.180
Equity Securities (Amortized Cost)	0.374	0.334	0.241	0.244	0.223	0.176	0.171	0.162	0.156
% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	20.0%	20.1%	20.3%	19.5%	20.4%	22.8%	23.4%	23.3%	23.6%
AA or better	26.7%	25.8%	25.8%	25.1%	26.4%	29.3%	29.6%	29.5%	29.7%
BB or less	6.6%	6.6%	6.6%	6.6%	6.9%	6.8%	6.9%	7.1%	6.9%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Common Stock / Debt Information

Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Common Stock [1]
Highest Price	$24.125	$22.188	$26.875	$28.500	$39.063	$49.438	$57.500	$56.375	$52.750	$53.650	$41.320
Lowest Price	17.344	17.313	17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	24.730
Closing Price	$21.750	$17.500	$26.875	$26.250	$39.063	$40.907	$40.000	$47.313	$48.570	$31.580	$40.370

Dividend Payout Ratio [2]	52.6%	51.0%	39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%
Yield [3]	3.8%	4.9%	3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%	3.5%

Preferred Stock Dividend (Millions)	$17.212	$17.119	$8.644	$0.112	$0.106	$0.100	$0.089	$0.078	$0.071	$0.061	$0.057

Debt: (End of Period)

Senior Debt Ratings
A.M. Best								a	a	a	a-
Fitch	AA-	AA-	AA-	AA-	AA-	A+	A+	A+	A+	A	A
Moody’s	A2	A1	A2	A2	A2	A2	A2	A3	A3	A3	A3
Standard and Poors	A+	A+	A	A	A	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A+	A+	A+	A+	A+	A	A	A	A	A+	A+
Lincoln Life - Fitch	AAA	AAA	AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA
Lincoln Life - Moody’s	A1	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A+	A+	A+	A+	A+	A	A	A	A	A+	A+
First Penn - Fitch					AA+	AA+	AA+	AA	AA	AA	AA
First Penn - Moody’s					A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*				A+	A+	A	A	A	A	A+	A+
LLA of New York - Fitch*					AA+	AA+	AA+	AA	AA	AA	AA
LLA of New York - Moody’s				A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*				AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	21.1%	19.9%	22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%
Debt to Equity [4]	26.7%	24.9%	29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%

For the Quarter Ended	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004
Common Stock:
Highest Price	$49.450	$53.650	$52.540	$42.080	$35.950	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500
Lowest Price	40.000	47.200	40.750	29.120	25.150	24.730	27.870	34.630	35.410	40.060	43.260	41.900
Closing Price	$48.570	$50.730	$42.000	$30.550	$31.580	$28.000	$35.630	$35.380	$40.370	$47.320	$47.250	$47.000

Yield [3]	2.6%	2.5%	3.0%	4.2%	4.2%	4.8%	3.8%	3.8%	3.5%	3.0%	3.0%	3.0%

Preferred Stock Dividend (Millions)	$0.017	$0.016	$0.015	$0.015	$0.015	$0.014	$0.016	$0.014	$0.014	$0.013	$0.013	$0.013

Debt: (End of Period)

Senior Debt Ratings
A.M. Best	a	a	a	a	a	a	a	a	a-	a-	a-	a-
Fitch	A+	A+	A+	A	A	A	A	A	A	A	A	A
Moody’s	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A	A	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody’s	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A	A	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A	A	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	21.3%	22.5%	22.5%	23.0%	23.4%	23.1%	22.3%	21.5%	20.7%	22.8%	22.6%	22.0%
Debt to Equity [4]	27.0%	29.1%	29.0%	29.9%	30.5%	30.0%	28.7%	27.5%	26.1%	29.5%	29.1%	28.1%

*	Rating based on affiliation with Lincoln Life

[1]	Stock prices include 2-for-1 splits in June 1993 and June 1999
[2]	Indicated dividend divided by net income
[3]	Indicated dividend divided by the closing price
[4]	Equity used in calculation excludes accumulated other comprehensive income(loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.